                                                       Registration No. 811-2753
                                                        Registration No. 2-59353
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
     Post-Effective Amendment No.  41                                        [X]
                                 ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
     Post-Effective Amendment No.  41                                        [X]
                                 ------

                        (Check appropriate box or boxes)

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                           Copies To:
James R. Schmank, President                                Amy J. Lee, Secretary
SBL Fund                                                   SBL Fund
700 Harrison Street                                        700 Harrison Street
Topeka, KS 66636-0001                                      Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2000, pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on May 1, 2000, pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on May 1, 2000, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    SBL FUND
                                    FORM N-1A

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

SBL Fund's Annual Report for the period ended December 31, 1999 is incorporated herein by reference to the Registrant's N-30D filing, Registration No. 2-59353 (filed February 29, 2000).

SBL FUND

PROSPECTUS

MAY 1, 2000

*  Series A (Equity Series)
*  Series B (Large Cap Value Series)
*  Series C (Money Market Series)
*  Series D (Global Series)
*  Series E (Diversified Income Series)
*  Series G (Large Cap Growth Series)
*  Series H (Enhanced Index Series)
*  Series I (International Series)
*  Series J (Mid Cap Growth Series)
*  Series K (Global Strategic Income Series)
*  Series L (Capital Growth Series)
*  Series M (Global Total Return Series)
*  Series N (Managed Asset Allocation Series)
*  Series O (Equity Income Series)
*  Series P (High Yield Series)
*  Series Q (Small Cap Value Series)
*  Series S (Social Awareness Series)
*  Series T (Technology Series)
*  Series V (Mid Cap Value Series)
*  Series W (Main Street Growth and Income(R) Series)
*  Series X (Small Cap Growth Series)
*  Series Y (Select 25 Series)

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security
Benefit Group of Companies

                               TABLE OF CONTENTS
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SERIES' OBJECTIVES..........................................................   3
    Series A (Equity Series)................................................   3
    Series B (Large Cap Value Series).......................................   3
    Series C (Money Market Series)..........................................   3
    Series D (Global Series)................................................   3
    Series E (Diversified Income Series)....................................   3
    Series G (Large Cap Growth Series)......................................   3
    Series H (Enhanced Index Series)........................................   3
    Series I (International Series).........................................   3
    Series J (Mid Cap Growth Series)........................................   3
    Series K (Global Strategic Income Series)...............................   3
    Series L (Capital Growth Series)........................................   3
    Series M (Global Total Return Series)...................................   3
    Series N (Managed Asset Allocation Series)..............................   3
    Series O (Equity Income Series).........................................   3
    Series P (High Yield Series)............................................   3
    Series Q (Small Cap Value Series).......................................   3
    Series S (Social Awareness Series)......................................   3
    Series T (Technology Series)............................................   3
    Series V (Mid Cap Value Series).........................................   3
    Series W (Main Street Growth and Income(R) Series)......................   3
    Series X (Small Cap Growth Series)......................................   3
    Series Y (Select 25 Series).............................................   3

SERIES' PRINCIPAL INVESTMENT STRATEGIES.....................................   3
    Series A (Equity Series)................................................   3
    Series B (Large Cap Value Series).......................................   4
    Series C (Money Market Series)..........................................   4
    Series D (Global Series)................................................   5
    Series E (Diversified Income Series)....................................   5
    Series G (Large Cap Growth Series)......................................   6
    Series H (Enhanced Index Series)........................................   7
    Series I (International Series).........................................   7
    Series J (Mid Cap Growth Series)........................................   8
    Series K (Global Strategic Income Series)...............................   8
    Series L (Capital Growth Series)........................................   9
    Series M (Global Total Return Series)...................................  10
    Series N (Managed Asset Allocation Series)..............................  11
    Series O (Equity Income Series).........................................  11
    Series P (High Yield Series)............................................  12
    Series Q (Small Cap Value Series).......................................  12
    Series S (Social Awareness Series)......................................  13
    Series T (Technology Series)............................................  13
    Series V (Mid Cap Value Series).........................................  14
    Series W (Main Street Growth and Income(R) Series)......................  14
    Series X (Small Cap Growth Series)......................................  15
    Series Y (Select 25 Series).............................................  15

MAIN RISKS..................................................................  16
    Market Risk.............................................................  16
    Smaller Companies.......................................................  16
    Value Stocks............................................................  16
    Growth Stocks...........................................................  17
    Foreign Securities......................................................  17
    Emerging Markets........................................................  17
    Options and Futures.....................................................  17
    Short Sales.............................................................  17
    Active Trading..........................................................  18
    Interest Rate Risk......................................................  18
    Credit Risk.............................................................  18
    Prepayment Risk.........................................................  18
    Mortgage-Backed Securities..............................................  18
    Restricted Securities...................................................  18
    High Yield Securities...................................................  19
    Interest Rate Swap Agreements...........................................  19
    Social Investing........................................................  19
    Focused Investment Strategy.............................................  19
    Non-Diversification.....................................................  19
    Concentration...........................................................  19
    Investment in Investment Companies......................................  19
    Technology Stocks.......................................................  19
    Additional Information..................................................  19


PAST PERFORMANCE............................................................  20

INVESTMENT MANAGER..........................................................  27
    Management Fees.........................................................  29
    Portfolio Managers......................................................  29

PURCHASE AND REDEMPTION OF SHARES...........................................  32

BROKERAGE ENHANCEMENT PLAN..................................................  32

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................  32

DETERMINATION OF NET ASSET VALUE............................................  32

GENERAL INFORMATION.........................................................  33
    Contractowner Inquiries.................................................  33

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  33
    Convertible Securities and Warrants.....................................  33
    Foreign Securities......................................................  33
    Emerging Markets........................................................  34
    Smaller Companies.......................................................  34
    Asset-Backed Securities.................................................  34
    Mortgage-Backed Securities..............................................  34
    Restricted Securities...................................................  35

    High Yield Securities...................................................  35

    Hard Asset Securities...................................................  36
    Guaranteed Investment Contracts ("GICs")................................  36
    Futures and Options.....................................................  36
    Hybrid Instruments......................................................  36
    Swaps, Caps, Floors and Collars.........................................  37
    When-Issued Securities and Forward Commitment Contracts.................  37
    Cash Reserves...........................................................  37
    Shares of Other Investment Companies....................................  37
    Borrowing...............................................................  37

FINANCIAL HIGHLIGHTS........................................................  38

SERIES' OBJECTIVES

Described below are the investment objectives for each of the Series. SBL Fund's Board of Directors may change the investment objectives without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their objectives.

SERIES A (EQUITY SERIES) -- Series A seeks long-term capital growth.

SERIES B (LARGE CAP VALUE SERIES) -- Series B seeks long-term growth of capital with secondary emphasis on income.

SERIES C (MONEY MARKET SERIES) -- Series C seeks a level of current income consistent with preservation of capital by investing in money market securities with varying maturities.

SERIES D (GLOBAL SERIES) -- Series D seeks long-term growth of capital primarily through investment in common stocks and equivalents of companies in foreign countries and the United States.

SERIES E (DIVERSIFIED INCOME SERIES) -- Series E seeks to provide current income with security of principal by investing primarily in a diversified portfolio of investment-grade debt securities. The debt securities in which Series E invests will primarily be domestic securities, but may also include dollar denominated foreign securities.

SERIES G (LARGE CAP GROWTH SERIES) -- Series G seeks long-term capital growth.

SERIES H (ENHANCED INDEX SERIES) -- Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SERIES I (INTERNATIONAL SERIES) -- Series I seeks long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES J (MID CAP GROWTH SERIES) -- Series J seeks capital appreciation.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- Series K seeks high current income and, as a secondary objective, capital appreciation.

SERIES L (CAPITAL GROWTH SERIES) -- Series L seeks growth of capital by pursuing aggressive investment policies.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- Series M seeks high total return, consisting of capital appreciation and current income.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- Series N seeks a high level of total return.

SERIES O (EQUITY INCOME SERIES) -- Series O seeks to provide substantial dividend income and also capital appreciation.

SERIES P (HIGH YIELD SERIES) -- Series P seeks high current income. Capital appreciation is a secondary objective.

SERIES Q (SMALL CAP VALUE SERIES) -- Series Q seeks capital growth.

SERIES S (SOCIAL AWARENESS SERIES) -- Series S seeks capital appreciation.

SERIES T (TECHNOLOGY SERIES) -- Series T seeks long-term capital appreciation by investing in the equity securities of technology companies.

SERIES V (MID CAP VALUE SERIES) -- Series V seeks long-term growth of capital.

SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES) -- Series W seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

SERIES X (SMALL CAP GROWTH SERIES) -- Series X seeks long-term growth of capital.

SERIES Y (SELECT 25 SERIES) -- Series Y seeks long-term growth of capital.

SERIES' PRINCIPAL INVESTMENT STRATEGIES

SERIES A (EQUITY SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of stocks, which may include ADRs and convertible securities.

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AMERICAN DEPOSITARY RECEIPTS (ADRS) are U.S. dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter.
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To choose stocks, the Investment Manager, Security Management Company, LLC, uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to reduce the Series' potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns, or to maintain exposure to the equity markets.


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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.
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The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

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INDEX-BASED INVESTMENTS, such as S&P Depositary Receipts (SPDRs), hold substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500.
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Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SERIES B (LARGE CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks, which may include ADRs. The Investment Manager selects stocks that it believes are attractively valued with above-average growth potential. The Series may also invest in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25% of the Series' portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are undervalued in terms of price or other financial measurements with above average growth potential. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.


To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities include U.S. government securities, foreign debt securities that are denominated in U.S. dollars and high yield securities (also referred to as "junk bonds").

The Series may purchase securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.


The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the options and Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.


Under adverse market conditions, the Series could invest some or all of its assets in cash, government bonds or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES C (MONEY MARKET SERIES) -- The Series pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments. Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

*   maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*   invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.
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The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by IBC Donoghue; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

The Series may purchase money market securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.

SERIES D (GLOBAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series. Investments in debt securities may be made in uncertain market conditions.


The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1)
the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

*   Stocks of small, medium and large growth-oriented companies worldwide

*   Companies that stand to benefit from global growth trends

* Businesses with strong competitive positions and high demand for their products or services

* Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds diversifies broadly across countries and industries. The Series can buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and to adjust its exposure to certain markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic countries and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES E (DIVERSIFIED INCOME SERIES) -- The Series pursues its objectives by investing, under normal circumstances, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a weighted average duration of 4 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

Series E also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities.


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DEBT SECURITIES, which are also called BONDS or DEBT OBLIGATIONS, are like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income). Although some bonds' interest rates may adjust periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.


TOTAL RETURN SWAP AGREEMENTS involve the payment by the Series of a floating rate of interest in exchange for the total rate of return on a benchmark index. For example, instead of investing in the securities of a particular benchmark index, the Series could enter into a swap agreement and receive the total return of the benchmark index, in return for a floating rate payment to the counterparty.
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The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cashflow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.


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BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

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CREDIT QUALITY RATING is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.


An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests.

Under adverse market conditions, the Series could invest some or all of its assets in cash, debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES G (LARGE CAP GROWTH SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Series invests primarily in a portfolio of common stocks, which may include American Depositary Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible into common stocks. The Series defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Series is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified series. The Series may also concentrate its investments in a particular industry or group of related industries, although it has no present intention of doing so.


The Investment Manager uses a growth-oriented strategy to choose stocks, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

Series G also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES H (ENHANCED INDEX SERIES) -- The Series pursues its objective by investing in a portfolio of stocks representative of the holdings in the S&P 500 Index. The Sub-Adviser, Bankers Trust Company, analyzes the stocks in the index with a set of quantitative criteria that may indicate whether a stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, Bankers Trust Company determines whether the Series should (1) overweight invest more in a particular stock, (2) underweight
- invest less in a particular stock, or (3) hold a neutral position invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Series will be similar to those comprising the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. Under normal conditions, the Series will invest at least 80% of its assets in equity securities of companies in the index and futures contracts representative of the stocks that make up the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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THE S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies. These companies are from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the NYSE.
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The Series also may invest a portion of its assets in options and futures, which are primarily used to hedge the Series' portfolio but may be used to increase returns and to maintain exposure to the equity markets.

SERIES I (INTERNATIONAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Series may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in at least three countries other than the United States.

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EQUITY SECURITIES include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
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The Series' investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*   The prospects for relative growth among foreign countries

*   Expected levels of inflation

*   Government policies influencing business conditions

*   The outlook for currency relationships

*   The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Series. Criteria for selection of individual securities include:

*   The issuer's competitive position

*   Prospects for growth

*   Management strength

*   Earnings quality

*   Underlying asset value

*   Relative market value

*   Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.


The Series typically sells an investment when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SERIES J (MID CAP GROWTH SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of companies with total market value of $10 billion or below at the time of purchase. The Investment Manager selects securities that it believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a "bottom-up" approach to choose equity securities, which may include ADRs. The Investment Manager identifies securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential often include securities of smaller and less mature companies which often have unique proprietary products or profitable market niches and the potential to grow very rapidly.

The Series may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series typically sells a stock if its growth prospects diminsh, or if better opportunities become available.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities.
Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- The Series pursues its objective by investing under normal circumstances at least 65% of its assets in debt securities of issuers worldwide, including bonds, notes, debentures, preferred stock and high yield securities (also referred to as "junk bonds")

Wellington Management Company, LLP, the Series' Sub-Adviser, may select debt securities issued by any private or governmental entity. The Series may invest without limitation in any region of the world, including investments in developed foreign countries and emerging market foreign countries. The quality of the portfolio's investments will range from investment grade to high yield securities or junk bonds.

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An EMERGING MARKET FOREIGN COUNTRY consists of all countries determined by the Sub-Adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.
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Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities o fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   preferred stock

*   privately-issued securities deemed to be liquid by the Sub-Adviser

The investment decision-making process used for the Series is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals.

The Series may invest in securities denominated in any currency. The Series will seek to protect against currency exchange rate changes that are adverse to its foreign currency positions by hedging selected investments to the U.S. dollar. The Series will also seek exposure to foreign currencies on an opportunistic basis to take advantage of currency exchange rate movements.

The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. The Series may also enter into short sales of securities and currencies. These derivatives strategies will be used:

*   To adjust the portfolio's exposure to a particular currency

*   To manage risk or enhance income

*   As a substitute for purchasing or selling securities.

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES L (CAPITAL GROWTH SERIES) -- The Series invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Series focuses on a relatively small number of intensively researched companies. The Series' Sub-Adviser, Alliance Capital Management L.P., selects the Series' investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Normally, the Series invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' net assets. During market declines, while adding to positions in favored stocks, the Series becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Series becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.


The Series also may:

*   invest up to 20% of its net assets in convertible securities;

*   invest up to 15% of its total assets in foreign securities;

*   make short sales "against the box" of up to 15% of its net assets; and

*   invest up to 10% of its total assets in illiquid securities.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SERIES M (GLOBAL TOTAL RETURN SERIES) -- The Series pursues its objective through asset allocation and security selection by investing in a diversified portfolio of global equity and fixed income securities. The Series' Sub-Adviser, Wellington Management Company, LLP seeks to allocate on average about 80% of total assets to equity securities and about 20% of total assets to fixed income securities. Under normal circumstances, the Portfolio invests at least 65% of its total assets in equity and fixed income securities of issuers worldwide, but typically maintains a fully invested position.


The Series is not required to allocate any particular percentage of its assets to equity or fixed-income securities. Allocations will vary as a result of the Sub-Adviser's judgment of the relative attractiveness of industries, sectors, countries, currencies, and asset classes. The portfolio will be rebalanced to the desired asset allocation and currency exposure on a regular basis primarily through the use of exchange-listed futures contracts and currency forwards.

ASSET ALLOCATION. Asset allocation across asset classes (specifically stocks, bonds and cash) and exposure to countries or currencies are based on the Sub-Adviser's assessment of the relative attractiveness of an asset class, country or currency. Attractiveness is evaluated based on a quantitative analysis of multiple fundamental factors such as market valuation, economic conditions, interest rates, and other relevant measures. The Sub-Adviser uses a disciplined portfolio management approach which seeks to balance investment risk and expected return to determine the overall asset allocation and country and currency exposure of the Series. The Series seeks to exceed the total return of a blended benchmark consisting of 80% MSCI World Equity Index in U.S. dollars and 20% Salomon Brothers World Government Bond Index in U.S. dollars.

EQUITY SECURITIES. Investments in global equity securities are selected using proprietary quantitative analysis techniques to affirm the fundamental evaluation of equity securities. Equity investments are evaluated based on quantitative valuation and timeliness measures combined with fundamental analysis of a company's management, cash flow, earnings, dividends, and business environment. A disciplined analytical process is used to evaluate the relative expected return and control portfolio risk. The Series invests in equity securities and other securities with equity characteristics issued in the United States and abroad, including common stocks, preferred stocks, convertible securities, warrants and rights, as well as ADRs and other depositary receipts. Under normal circumstances, equity investments will be broadly diversified by country, industry and company.

FIXED INCOME SECURITIES. The investment decision-making process used for fixed income securities is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals. Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities

*   fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   privately-issued securities deemed to be liquid by the Sub-Adviser

These debt securities may be issued in the United States or abroad, and may include investment grade as well as high yield debt obligations (also referred to as "junk bonds"). Many of these investments will be denominated in foreign currencies.

The Series typically sells an investment when the company or issuer begins to show deteriorating relative fundamentals, or when alternative investments become sufficiently more attractive.

The Sub-Adviser's portfolio management team meets regularly in order to coordinate the decision-making between the asset allocation, equity and fixed income elements of the portfolio.

Investments in derivatives include principally futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts and currency forwards. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. Derivative contracts may be less expensive to trade and may provide greater liquidity, making them easier to buy or sell than the underlying financial instrument. Use of derivatives is the preferred method to reallocate exposure to asset classes, countries and currencies, although reallocation may also be accomplished by direct purchase and sale of financial instruments. The Sub-Adviser will not use derivatives to leverage the portfolio. Derivative strategies also may be used to:

*   manage risk

*   enhance income

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- The Series pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Sub-Adviser, T. Rowe Price Associates, Inc., concentrates common stock investments in larger, established companies but may include small- and medium-sized companies with good growth prospects, as well as up to 35% of the equity portion in foreign (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities.....................   50-100%
High Yield Securities ("Junk Bonds")............     0-30%
Foreign (Non-dollar-Denominated)
  High Quality Debt Securities..................     0-30%
Cash Reserves...................................     0-20%


The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. Bonds will be primarily investment-grade and chosen from across the entire government, corporate and mortgage-backed bond market. While maturities will vary with T. Rowe Price's view of market conditions; the weighted average maturity of the fixed income portion as a whole (except for cash reserves) is expected to be in the range of 7 - 12 years. The Series may also invest in foreign stocks and bonds for diversification. Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. The Series may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these investments, it will be exposed to additional volatility and potential losses.


The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves, which may include money market instruments and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES O (EQUITY INCOME SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

*   An established operating history

*   Above-average dividend yield relative to the S&P 500 Index

*   Low price/earnings ratio relative to the S&P 500 Index

*   A sound balance sheet and other financial characteristics

* Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

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PRICE/EARNINGS RATIO ("P/E") is the price of a stock divided by its earnings per share. The price/earnings ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.
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While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in seeking the Series' objective.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

SERIES P (HIGH YIELD SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). The Series will not purchase a debt security, if at the time of purchase, it is rated in default. The Series may invest in equity securities, including common stocks, American Depositary Receipts, exchange-traded real estate investment trusts, warrants and rights. The Series' average weighted maturity is expected to be between 5 and 15 years.

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HIGH YIELD SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.
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The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests.

Under adverse market conditions the Series could invest some or all of its assets in cash, U.S. government securities, commercial notes or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES Q (SMALL CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in stocks of small-capitalization companies that the Series' Sub-Adviser, Strong Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. Strong specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options to limit its exposure to adverse market movements. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time. Strong may sell a stock when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

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The RUSSELL 2500(TM) INDEX is a market capitalization weighted U.S. equity index published by Frank Russell Company. The index is a subset of the Russell 3000 Index which measures the performance of the 3,000 largest U.S. companies. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

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Under adverse market conditions, the Series could invest some or all of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government). Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

SERIES S (SOCIAL AWARENESS SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Series' social criteria.

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The DOMINI 400 SOCIAL INDEXSM (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.
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The Investment Manager uses a "bottom-up" approach when selecting growth-oriented and value-oriented stocks. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.


After identifying potential investments, the Investment Manager determines if the securities meet the Series' established social criteria. The Series does not invest in securities of companies that engage in the production of:

*   Nuclear energy

*   Alcoholic beverages

*   Tobacco products

Additionally, the Series does not invest in companies that significantly engage in:

*   The manufacture of weapons

*   Practices that have a detrimental effect on the environment

*   The gambling industry

The Series seeks out companies that:

*   Contribute substantially to the communities in which they operate

*   Demonstrate a positive record on employment relations

* Demonstrate substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents

*   Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. If the Investment Manager determines that securities held by the Series do not comply with its social criteria, the security is sold within a reasonable time. This requirement may cause the Series to sell the security at a disadvantageous time.

Under adverse market conditions the Series could invest some or all of its assets in cash, U.S. government securities and money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SERIES T (TECHNOLOGY SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of technology companies. The Series is non-diversified and expects to hold approximately 30 to 50 positions. The Series may invest up to 40% of its total assets in foreign securities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series.

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The TECHNOLOGY SECTOR consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and Internet and new media companies.
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The Sub-Adviser, Wellington Management Company, LLP, uses fundamental analysis to choose technology securities in foreign and U.S. markets. The Series'
investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. The Sub-adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Series reflects the Sub-adviser's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.


Stocks considered for purchase typically share the following attributes:

*   A positive change in operating results is anticipated

*   Unrecognized or undervalued capabilities are present

* The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Series when:

*   Target prices are achieved

* Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook

*   More attractive value in a comparable company is available.

The Series may invest in securities denominated in any currency. The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

*   To adjust the portfolio's exposure to a particular currency

*   To manage risk

*   As a substitute for purchasing or selling securities

Under adverse market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.


SERIES V (MID CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of companies with total market value of $10 billion or below at the time of purchase. The Series may also invest in ADRs. The Investment Manager selects securities which it considers to be undervalued.

The Investment Manager typically chooses securities that appear undervalued relative to assets, earnings, growth potential or cash flows. The value stocks included in the Series' portfolio consist of all sizes of companies, but due to the nature of value companies, typically consist of small- to medium-size companies.

The Series may sell a stock if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES) -- The Series pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Series does not have any requirements as to the capitalization of issuers in which it invests, the Series' Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Series may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Series can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Series can also use hedging instruments and certain derivative investments.


In selecting securities for purchase or sale by the Series, OppenheimerFunds uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

* Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

*   Fundamental research: OppenheimerFunds use internal research and analysis by
    other  market   analysts,   with  emphasis  on  current   company  news  and
    industry-related events.

* Judgment: The portfolio is then continuously re-balanced, using all of the tools described above.


Under adverse or unstable market conditions, the Series can invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SERIES X (SMALL CAP GROWTH SERIES) -- The Series pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of the companies in the Russell 2000(TM) Growth Index at the time of purchase. The Series may also invest in securities of emerging growth companies. Emerging growth companies include companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Series may actively trade its investments without regard to the length of time they have been owned by the Series.

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The RUSSELL 2000(TM) GROWTH INDEX is a market capitalization weighted U.S. equity index published by Frank Russell Company. This index measures the performance of the companies in the Russell 2000 Index that have higher price/book ratios and higher forecasted growth rates.

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The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive.

Under adverse market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.


SERIES Y (SELECT 25 SERIES) -- The Series pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Investment Manager selects what it believes to be premier growth companies as the core position for the Series. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Series also may invest a portion of its assets in options and futures contracts which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart indicates which main risks apply to which Series of the Fund. However, the fact that a particular risk is not indicated as a main risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a main risk for that Series. For example, the risk of investing in smaller companies is not listed as a main risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Series A. The Portfolio Manager for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.


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                                        A   B   C   D   E   G   H   I    J   K   L   M   N   O   P   Q   S   T   V   W   X   Y
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Market Risk                             X   X       X       X   X   X    X       X   X   X   X       X   X   X   X   X   X   X
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Smaller Companies                                                        X                           X       X   X       X
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Value Stocks                            X   X                                        X       X       X   X   X   X
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Growth Stocks                           X   X       X       X   X        X       X   X   X               X   X       X   X   X
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Foreign Securities                      X   X       X   X   X       X    X   X   X   X   X   X   X   X   X   X   X   X   X
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Emerging Markets                                    X               X        X       X               X       X
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Options and Futures                     X   X       X   X   X   X   X    X   X   X   X   X   X   X   X   X   X   X   X   X   X
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Short Sales                                                                  X   X
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Active Trading                                      X                        X   X   X               X       X      X   X
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Interest Rate Risk                          X   X       X                    X       X   X       X
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Credit Risk                                 X   X       X                    X       X   X       X
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Prepayment Risk                             X   X       X                    X       X   X       X
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Mortgage-Backed Securities                              X                    X       X   X       X
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Restricted Securities                       X   X                            X       X   X   X   X   X       X           X   X
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High Yield Securities                       X           X                    X       X   X   X   X                       X
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Interest Rate Swap Agreements                           X
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Social Investing                                                                                         X
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Focused Investment Strategy                                                      X                                           X
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Non-Diversification                                         X                                                X
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Industry Concentration                                      X                                                X
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Investment in Investment Companies      X   X                       X    X
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Technology Stocks                                                                                            X
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Your investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.
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MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.


RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Series operationally. The exact impact is not known, but it could affect the value of some of the Series holdings and increase its operational costs.


EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Options and futures may be used to hedge a Series' portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.


SHORT SALES -- A short sale is a transaction in which the Series sells a security or currency in anticipation that the market price of that security or currency will decline. A Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. A Series may also enter into short sales of securities and currencies in order to hedge the currency exchange risk associated with assets denominated in foreign currencies, adjust the portfolio's exposure to a particular currency, manage risk or enhance income, or as a substitute for purchasing or selling securities. The loss to a Series could be substantial if the price of the security or currency sold short does not decline in value.

--------------------------------------------------------------------------------
SELLING SHORT "AGAINST THE BOX" means that the Series owns, or has the right to acquire, without payment of any further consideration, the security or currency sold short. In a short sale against the box, the Series is exposed to the risk of being forced to deliver appreciated stock or currency to close the position if the borrowed stock or currency is called, causing a taxable gain to be recognized.
--------------------------------------------------------------------------------


ACTIVE TRADING -- Active trading involves higher expenses including higher brokerage commissions.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

PREPAYMENT RISK -- The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

MORTGAGE-BACKED   SECURITIES  --  A  Series  which  invests  in  mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

--------------------------------------------------------------------------------
WHAT ARE MORTGAGE-BACKED SECURITIES? Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS."
--------------------------------------------------------------------------------

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.


Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").


Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES -- Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.


INTEREST RATE SWAP AGREEMENTS -- Investment in total return swap agreements entails both interest rate and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Series under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Series' loss will consist of the net amount of contractual interest payments that the Series has not yet received. The Investment Manager will monitor the creditworthiness of counterparties to the Series' interest rate swap transactions on an ongoing basis.


SOCIAL INVESTING -- Social investing may present additional risks to a Series because it will limit the availability of investment opportunities compared to those of similar funds which do not impose such restrictions on investment. In addition, if the Investment Manager determines that securities held by the Series do not comply with its social criteria, the Series must sell the security at a time when it may be disadvantageous to do so.


FOCUSED INVESTMENT STRATEGY -- The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A Series which focuses its investments in fewer stocks than this can be expected to be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION -- A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a single security's increase or decrease in value may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile that a diversified Series.

INDUSTRY CONCENTRATION -- Investment in sector-specific stocks, subjects a Series to industry concentration risk, which is the chance that the Series return could be hurt significantly by problems affecting a particular sector. Because a sector fund concentrates its investments in a particular industry, or group of related industries, its performance can be significantly affected, for better or worse, by developments in that sector.

INVESTMENT IN INVESTMENT COMPANIES -- Investment in other investment companies, may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Series invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

TECHNOLOGY STOCKS -- Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.


ADDITIONAL INFORMATION -- For more information about the investment program of the Series; including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE


The charts and tables on the following pages provide some indication of the risks of investing in the Series' by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Performance information for Series G, H, I, L, Q, T, W and Y is not included since they each have less than one full calendar year of operating history. Fee waivers and/or expense reimbursements for Series K, P, V and X during certain time periods reduced the expenses of those Series and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

================================================================================
SERIES A (EQUITY SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -9.8%
1991   36.1%
1992   11.1%
1993   13.7%
1994   -1.7%
1995   36.8%
1996   22.7%
1997   28.7%
1998   25.4%
1999    8.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     20.4%         December 31, 1998
Lowest                     -17.8%        September 30, 1990
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Series A             8.1%          24.0%           16.1%
S&P 500             21.0%          28.6%           18.2%
---------------------------------------------------------------

================================================================================
SERIES B (LARGE CAP VALUE SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -4.4%
1991   37.7%
1992    6.3%
1993    9.6%
1994   -3.0%
1995   30.1%
1996   18.3%
1997   26.5%
1998    7.9%
1999    1.5%

--------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------
                                           QUARTER ENDED
Highest                    14.5%           June 30, 1997
Lowest                    -10.6%        September 30, 1999
--------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------
                         PAST          PAST          PAST
                        1 YEAR        5 YEARS      10 YEARS
Series B                  1.5%         16.3%         12.2%
S&P 500                  21.0%         28.6%         18.2%
S&P 500 BARRA Value
Index                    12.7%         22.9%         15.4%
--------------------------------------------------------------
Beginning January 1, 2000 the primary benchmark will be the S&P 500 BARRA Value Index.
--------------------------------------------------------------

================================================================================
SERIES C (MONEY MARKET SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   8.0%
1991   5.6%
1992   3.2%
1993   2.6%
1994   3.7%
1995   5.4%
1996   5.1%
1997   5.2%
1998   5.1%
1999   4.6%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      2.4%           June 30, 1989
Lowest                        .6%        September 30, 1993
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND YIELD
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Series C              4.6%           5.1%           4.9%
7-Day Yield           4.8%
---------------------------------------------------------------

================================================================================
SERIES D (GLOBAL SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990   -22.7%
1991    12.7%
1992    -2.6%
1993   31.6%
1994     2.7%
1995    10.9%
1996    17.5%
1997     6.5%
1998    20.1%
1999    53.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     34.9%         December 31, 1999
Lowest                     -10.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                 PAST       PAST       PAST
                                1 YEAR    5 YEARS    10 YEARS
Series D                        53.7%      20.7%      11.4%
MSCI                            25.3%      20.2%      12.0%
Lehman Brothers
   High Yield Index              2.4%       9.3%      10.7%
---------------------------------------------------------------

================================================================================
SERIES E (DIVERSIFIED INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     6.7%
1991    17.0%
1992     7.4%
1993    12.6%
1994    -6.9%
1995    18.6%
1996    -0.7%
1997    10.0%
1998     8.0%
1999    -3.8%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      5.9%          March 31, 1993
Lowest                      -4.6%          March 31, 1994
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST     PAST      PAST
                                   1 YEAR  5 YEARS   10 YEARS
Series E                           -3.8%     6.1%     6.6%
Lehman Brothers Government/
   Corporate Bond Index            -2.2%     7.6%     7.7%
Lehman Brothers
   Corporate Bond Index            -1.9%     8.2%     8.2%
---------------------------------------------------------------

================================================================================
SERIES J (MID CAP GROWTH SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     N/A
1991     N/A
1992     N/A
1993   13.6%
1994   -5.1%
1995   19.5%
1996   18.0%
1997   20.0%
1998   18.0%
1999   61.9%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1992-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     38.8%         December 31, 1999
Lowest                     -16.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                 PAST 1 YEAR   PAST 5 YEARS   (SINCE 10/1/92)
Series J            61.9          26.4%           22.5%
S&P Midcap          14.7%         23.1%           18.7%
---------------------------------------------------------------

================================================================================
SERIES K (GLOBAL STRATEGIC INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   13.7%
1997    5.4%
1998    6.9%
1999    1.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     6.3%          December 31, 1998
Lowest                     -2.8%         September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST      LIFE OF SERIES
                                   1 YEAR     (SINCE 6/1/95)
Series K                             1.2%          7.5%
Lehman Brothers
   Global Bond Index                -5.2%          8.7%
Salomon Smith Barney
   World Government Non-U.S.
   Hedged Index                      2.3%          9.8%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company, LLP became the subadvisor for Series K. The appropriate benchmark going forward will be the Salomon Smith Barney World Government Non-U.S. Hedged Index.
---------------------------------------------------------------

================================================================================
SERIES M (GLOBAL TOTAL RETURN SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996    14.2%
1997     6.2%
1998    12.6%
1999    14.0%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     14.1%         December 31, 1998
Lowest                     -11.0%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series M                          14.0%           11.8%
S&P 500                           21.1%           27.0%
MSCI World Index                  25.3%           19.9%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company became subadvisor for Series M. The appropriate benchmark going forward will be the MSCI World Index.
---------------------------------------------------------------

================================================================================
SERIES N (MANAGED ASSET ALLOCATION SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   12.8%
1997   18.4%
1998   18.4%
1999    9.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     11.5%         December 31, 1998
Lowest                      -4.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series N                           9.7%           14.5%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES O (EQUITY INCOME SERIES)
================================================================================

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   20.0%
1997   28.4%
1998    9.0%
1999    3.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                        13.0%        June 30, 1999
Lowest                         -8.6%     September 30, 1999
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series O                           3.1%           16.7%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES P (HIGH YIELD SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996      N/A
1997    13.4%
1998     5.8%
1999     1.3%

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1996-1999)
-----------------------------------------------------------------
                                             QUARTER ENDED
Highest                      3.4%           March 31, 1998
Lowest                      -1.3%         September 30, 1998
-----------------------------------------------------------------

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
-----------------------------------------------------------------
                                               LIFE OF SERIES
                                PAST 1 YEAR    (SINCE 8/5/96)
Series P                           1.3%            7.9%
Lehman Brothers
   High Yield Index                2.4%            7.08%*
-----------------------------------------------------------------
*Index  performance  is  only  available  to  the  Series  at the beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 1999.
-----------------------------------------------------------------

================================================================================
SERIES S (SOCIAL AWARENESS SERIES)
================================================================================

1990     N/A
1991     N/A
1992   16.4%
1993   11.9%
1994   -3.7%
1995   27.7%
1996   18.8%
1997   22.7%
1998   31.4%
1999   17.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1991-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                    24.8%          December 31, 1998
Lowest                     -9.7%            June 30, 1992
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                            PAST      PAST     LIFE OF SERIES
                           1 YEAR    5 YEARS   (SINCE 5/1/91)
Series S                  17.2%       23.5%        16.6%
S&P 500                   21.0%       28.6%        16.01%
Domini Social Index       24.5%       17.2%        22.1%
---------------------------------------------------------------

================================================================================
SERIES V (MID CAP VALUE SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996      N/A
1997      N/A
1998    16.6%
1999    18.9%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1997-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     21.9%           June 30, 1999
Lowest                     -15.0%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 5/1/97)
Series V                           18.9%          25.1%
S&P 500                            21.0%          27.4%
BARRA Value Index                  12.7%          18.3%
---------------------------------------------------------------

================================================================================
SERIES X (SMALL CAP GROWTH SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990       N/A
1991       N/A
1992       N/A
1993       N/A
1994       N/A
1995       N/A
1996       N/A
1997       N/A
1998     11.5%
1999     87.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     51.3%         December 31, 1999
Lowest                     -16.2%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                              LIFE OF SERIES
                               PAST 1 YEAR   (SINCE 10/15/97)
Series X                          87.2%          36.8%
Russell 2000(TM) Index            24.4%           5.6%*
---------------------------------------------------------------
*Index performance is only available to the Series at the beginning of each month. The Russell 2000(TM) Index is for the period October 1, 1997 to December 31, 1999.

Series X participates in the initial public offering ("IPO") market, which may have a significant impact on its total return during the time it has a small asset base. There can be no assurance that IPOs will continue to have the same impact on the Series performance as the Fund's assets grow.
---------------------------------------------------------------


INVESTMENT MANAGER


Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, is the Series' Investment Manager. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Series D and Series W. OppenheimerFunds, Inc., (including subsidiaries and affiliates) managed more than $120 billion in assets as of March 31, 2000, including other mutual funds with more than five million shareholder accounts.

The Investment Manager has engaged Bankers Trust Company, 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Series H and Series I. Bankers Trust Company ("Bankers Trust"), a New York banking corporation with principal offices at 130 Liberty Street New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation and an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. As of December 31,1999, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets. Bankers Trust managed $270.5 billion of the $287 billion in client assets.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. These past events led to a guilty plea by Bankers Trust, but did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order. As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to Series H and Series I.


The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to Series Q and Series X. Strong was established in 1974 and as of December 31, 1999, managed over $38 billion in assets.


The Investment Manager has engaged Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to Series K, Series M and Series T.


Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $248 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions and individuals.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and Series O. T. Rowe Price was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion in investments for approximately 8 million individual and institutional accounts.


The Investment Manager has engaged Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105 to provide investment advisory services to Series L. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1999, totaling more than $368 billion (of which approximately $169 billion represented the assets of investment companies).

The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisors without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-advisor is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series which use a sub-advisor:

*   performing initial due diligence on prospective sub-advisors for the Series

*   monitoring the performance of the sub-advisors

*   communicating performance expectations to the sub-advisors

* ultimately recommending to the Board of Directors whether a sub-advisor's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisors. Although the Investment Manager will monitor the performance of the sub-advisors, there is no certainty that any sub-advisor or Series will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated.


------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
------------------------------------------------------
Series A.......    0.75%     Series M......    1.00%
Series B.......    0.75%     Series N......    1.00%
Series C.......    0.50%     Series O......    1.00%
Series D.......    1.00%     Series P......    0.75%
Series E.......    0.75%     Series Q*.....    1.00%
Series G*......    1.00%     Series S......    0.75%
Series H.......    0.75%     Series T*.....    1.00%
Series I.......    1.10%     Series V......    0.75%
Series J.......    0.75%     Series W*.....    1.00%
Series K.......    0.75%     Series X......    1.00%
Series L*......    1.00%     Series Y......    0.75%
------------------------------------------------------
*These Funds were not available until May 1, 2000.
------------------------------------------------------


The Investment Manager may waive its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGERS -- CHARLES ALBERs, Senior Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Albers was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Albers holds a bachelor of arts from Kenyon College and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

STEVE BOWSER, Second Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since June 1997. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

DAVID J. GOERZ, III, Vice President at Wellington Management, has had day-to-day responsibility for managing Series M since May 1, 1999. Mr. Goerz is the head of Wellington Management's Tactical Asset Allocation research group. Prior to joining Wellington Management in 1995, Mr. Goerz was Senior Investment Strategist and Product Manager at TSA Capital Management (1994-1995) and Senior Quantitative Analyst at ARCO Investment Management (1990-1994). Mr. Goerz earned a B.S. degree in applied mathematics from the University of California, Los Angeles and an M.S. degree in operations research from Stanford University.

SYED J. HASNAIN, Senior Vice President and Large Cap Growth Portfolio Manager with Alliance has been the manager of Series L (Capital Growth Series) since its inception in May of 2000. Mr. Hasnain joined Alliance in 1993 after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil. from Cambridge University, an Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School.


LUCIUS T. HILL, III, Senior Vice President at Wellington Management, has had day-to-day responsibility for managing Series K (Global Strategic Income Series) since March 30, 1999. Mr. Hill chairs Wellington Management's Core Bond Strategy Group, which sets investment policy guidelines for portfolios managed in the Core Bond and Strategic Total Return styles. Mr. Hill is also a member of Wellington Management's Strategic Total Return Strategy Group. Prior to joining Wellington Management in 1993, Mr. Hill was a corporate bond trader at C.S. First Boston Corporation (1986-1990), and a money market trader at Dean Witter Reynolds (1983-1986). Mr. Hill earned a B.A. degree in economics and political science from Yale University and an M.B.A. degree from Columbia Business School.


DEAN S. BARR, Managing Director and Head of Global Quantitative Index Strategies, has been co-manager of Series H (Enhanced Index Series) since he joined Bankers Trust in September 1999. Prior to joining Bankers Trust, he was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. He has a bachelor's degree from Cornell University and an MBA in finance from New York University Graduate School of Business.

MANISH KESHIVE, Vice President of Bankers Trust, has been co-manager of Series H (Enhanced Index Series) since September 1999. He joined Bankers Trust in 1996. Prior to joining Bankers Trust, he was a student earning a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.


TERRY A. MILBERGER, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since 1989. He has been the lead manager of Series Y (Select 25 Series) since its inception in May 1999 and has managed Series B (Large Cap Value Series) since March 7, 2000. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.


NIKOLAOS D. MONOYIOS, Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Monoyios was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Monoyios holds a bachelor of arts in economics from Princeton University and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

EDMUND M. NOTZON, Managing Director of T. Rowe Price and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed Series N (Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

CHRIS PHALEN, Research Analyst of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of businesss administration and accounting degree.

RONALD C. OGNAR, Portfolio Manager of Strong, has managed Series X (Small Cap Growth Series) since its inception in 1997. Mr. Ognar is a Chartered Financial Analyst with more than 30 years of investment experience. He joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that he was a portfolio manager at Kemper Financial Services in Chicago. He is a graduate of the University of Illinois with a bachelor's degree in accounting.


ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.


I. CHARLES RINALDI, portfolio manager at Strong, has been the manager of Series Q (Small Cap Value Series) since its inception in May of 2000. He has over 25 years of investment experience. He joined Strong in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

BRIAN C. ROGERS, Director, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.


JAMES P. SCHIER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 and Series V (Mid Cap Value Series) since its inception in 1997. He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.


CINDY L. SHIELDS, Second Vice President and Portfolio Manager of the Investment Manager, has managed Series S (Social Awareness Series) since 1994 and has managed Series G (Large Cap Growth Series) since its inception in May of 2000. She joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with ten years of investment experience.


DAVID G. TOUSSAINT, portfolio manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Mr. Toussaint has nine years of investment experience and is a Chartered Financial Analyst. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and in various managerial positions in their investment operations group. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

JULIE WANG, Director at Bankers Trust, has been co-manager of Series I (International Series) since its inception in May 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.


WELLINGTON MANAGEMENT COMPANY'S GLOBAL TECHNOLOGY TEAM has managed Series T (Technology Series) since its inception in May of 2000. The Global Technology Team is comprised of a group of global industry analysts who focus on various sub-sectors of the Technology industry. The Global Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts; macro-economic analysts and traders.


FRANK WHITSELL, Research Analyst of the Investment Manager, has co-managed Series Y (Select 25 Series) since February 2000. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA.

WILLIAM L. WILBY, Senior Vice President and Director of International Equities of OppenheimerFunds, became manager of Series D (Global Series) in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

MARK ZAVANELLI, Associate Portfolio Manager at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment advisor (from August 1995) and a financial research analyst for Elder Research (from June 1997). Mr. Zavanelli holds a bachelor of science from the Wharton School, University of Pennsylvania. He is a Chartered Financial Analyst.


PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

The Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-advisor to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

* holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

*   paying marketing fees requested by broker-dealers who sell the Fund

*   training sales personnel

*   creating and mailing advertising and sales literature

* financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

You may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Series is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies can not be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of the fundamental policies applicable to each of the Series. Some of the more important fundamental policies are outlined below. The Series will not:


* with respect to 75% of its total assets, invest more than 5% of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (this limitation does not apply to Series G or to Series
    T)

* with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer other than the U.S. Government or its instrumentalities (this limitation does not apply to Series G or to Series T)

* invest 25% or more of its total assets in any one industry (this limitation does not apply to Series G or Series T).


The full text of each Series' fundamental policies are included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Series, as well as some of their management practices.


CONVERTIBLE SECURITIES AND WARRANTS -- Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. Series D, I, K, M, N, P, Q, T and X may invest in emerging market foreign securities.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Each of the Series that invests in equity securities may invest in small or medium sized companies.

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back asset backed securities and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. Series E, K, M, N and P may invest in asset-backed securities.

MORTGAGE-BACKED SECURITIES -- Series E, K, M, N and P may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities. Each of the Series can invest in restricted securities.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. Series B, D, E, I, K, M, N, O, P and X may invest in high yield securities.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Series C may invest in GICs. When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- Each Series, other than Series C, may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful. Each Series other than Series C may invest in hybrid instruments.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Series E, K, M, P, Q and X may enter into these types of transactions.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.


CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant
Sub-Advisor believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.


SHARES OF OTHER INVESTMENT COMPANIES -- A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series, other than Series C, may invest in the shares of other investment companies.


BORROWING -- Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand certain of the Series' financial performance during the past five years, or the period since commencement of a Series. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.



--------------------------------------------------------------------------------------------------------------------------------
SERIES A
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                          -----------------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $34.27        $29.39        $24.31        $21.03        $16.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.11          0.17          0.16          0.18          0.18
Net gain (loss) on securities (realized & unrealized).....       2.56          7.05          6.75          4.50          5.65
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       2.67          7.22          6.91          4.68          5.83

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.27)        (0.17)        (0.18)        (0.20)        (0.15)
Distributions (from realized gains).......................      (1.16)        (2.17)        (1.65)        (1.20)        (0.65)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.43)        (2.34)        (1.83)        (1.40)        (0.80)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $35.51        $34.27        $29.39        $24.31        $21.03
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................        8.1%         25.4%         28.7%         22.7%         36.8%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)......................  $1,396,995    $1,307,332      $999,929      $714,591      $519,891
Ratio of expenses to average net assets...................       0.81%         0.81%         0.81%         0.83%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       0.31%         0.59%         0.66%         0.90%         1.21%
Portfolio turnover rate...................................         49%           39%           61%           57%           83%

--------------------------------------------------------------------------------------------------------------------------------
SERIES B
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................    $ 39.81        $41.60        $35.40        $33.95        $26.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.83          0.72          0.83          0.79
Net gain (loss) on securities (realized & unrealized).....      (0.65)         2.60          8.47          5.16          7.16
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      (0.08)         3.43          9.19          5.99          7.95

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.85)        (0.71)        (0.86)        (0.78)        (0.54)
Distributions (from realized  gains)......................     (14.49)        (4.51)        (2.13)        (3.76)          ---
                                                               ------         -----         -----         -----         -----
Total distributions.......................................     (15.34)        (5.22)        (2.99)        (4.54)        (0.54)
                                                               ------         -----         -----         -----         -----
Net asset value end of period.............................    $ 24.39        $39.81        $41.60        $35.40        $33.95
                                                               ======         =====         =====         =====         =====
Total return (b)..........................................       1.5%          7.9%         26.5%         18.3%         30.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................  $1,051,832    $1,196,979    $1,198,302      $956,586      $795,113
Ratio of expenses to average net assets...................       0.82%         0.80%         0.83%         0.84%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       2.00%         2.02%         1.89%         2.56%         2.70%
Portfolio turnover rate...................................         73%          119%           62%           58%           94%

--------------------------------------------------------------------------------------------------------------------------------
SERIES C
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                             ---------------------------------------------------------------
                                                             1999(a)      1998(a)(e)     1997(e)      1996(a)(e)     1995(e)
                                                             -------      ----------     -------      ----------     -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.53        $12.53        $12.56        $12.34        $12.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.68          0.79          0.61          0.74
Net gain (loss) on securities (realized & unrealized).....      (0.01)        (0.06)        (0.15)         0.01         (0.08)
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.56          0.62          0.64          0.62          0.66

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $12.04        $12.53        $12.53        $12.56        $12.34
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       4.6%          5.1%          5.2%          5.1%          5.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $153,589      $128,083       $98,015      $128,672      $105,436
Ratio of expenses to average net assets...................       0.57%         0.57%         0.58%         0.58%         0.60%
Ratio of net investment income (loss) to average net
   assets.................................................       4.61%         4.99%         5.04%         4.89%         5.27%
Portfolio turnover rate...................................         ---           ---           ---           ---           ---

--------------------------------------------------------------------------------------------------------------------------------
SERIES D
--------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------
                                                               1999          1998          1997          1996          1995
                                                               ----          ----          ----          ----          ----
PER SHARE DATA
Net asset value beginning of period.......................     $ 6.74        $ 6.14        $ 6.14        $ 5.56        $ 5.07

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)..............................       0.02          0.03          0.04          0.03          0.05
Net gain (loss) on securities (realized & unrealized).....       3.29          1.18          0.38          0.93          0.50
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       3.31          1.21          0.42          0.96          0.55

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.09)        (0.13)        (0.20)          ---
Distributions (from realized  gains)......................      (0.97)        (0.52)        (0.29)        (0.18)        (0.06)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.97)        (0.61)        (0.42)        (0.38)        (0.06)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.08        $ 6.74        $ 6.14        $ 6.14        $ 5.56
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      53.7%         20.1%          6.5%         17.5%         10.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $525,748      $349,794      $285,782      $247,026      $177,781
Ratio of expenses to average net assets...................       1.21%         1.26%         1.24%         1.30%         1.31%
Ratio of net investment income (loss) to average net
   assets.................................................       0.32%         0.92%         0.74%         0.74%         0.90%
Portfolio turnover rate...................................         76%          166%          129%          115%          169%

--------------------------------------------------------------------------------------------------------------------------------
SERIES E
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.42        $12.25        $12.00        $12.86        $11.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.76          0.74          0.86          0.75          0.74
Net gain (loss) on securities (realized & unrealized).....      (1.22)         0.19          0.31         (0.85)         1.36
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      (0.46)         0.93          1.17         (0.10)         2.10

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $10.55        $12.42        $12.25        $12.00        $12.86
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      (3.8)%         8.0%         10.0%        (0.7)%         18.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $136,632      $154,722      $140,909      $134,041      $125,652
Ratio of expenses to average net assets...................       0.82%         0.83%         0.83%         0.83%         0.85%
Ratio of net investment income (loss) to average net
   assets.................................................       6.34%         6.31%         6.67%         6.77%         6.60%
Portfolio turnover rate...................................         25%           70%          106%          232%          180%

--------------------------------------------------------------------------------
SERIES H
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                              ENDED
                                                           DECEMBER 31
                                                           -----------
                                                             1999(i)

PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.04
Net gain (loss) on securities (realized & unrealized).....       1.19
                                                                -----
Total from investment operations..........................       1.23

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.04)
Distributions (from capital gains)........................      (0.04)
                                                                -----
Total distributions.......................................      (0.08)
                                                                -----
Net asset value end of period.............................     $11.15
                                                                =====
Total return (b)..........................................       12.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $25,023
Ratio of expenses to average net assets...................       1.04%
Ratio of net investment income (loss) to average net
   assets.................................................       0.82%
Portfolio turnover rate...................................         52%

--------------------------------------------------------------------------------
SERIES I
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                               ENDED
                                                           DECEMBER 31
                                                          ---------------
                                                            1999(d)(i)

PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.04)
Net gain (loss) on securities (realized & unrealized).....       3.04
                                                                -----
Total from investment operations..........................       3.00

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---
Distributions (from realized  gains)......................        ---
                                                                -----
Total distributions.......................................        ---
                                                                -----
Net asset value end of period.............................     $13.00
                                                                =====
Total return (b)..........................................       30.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................      $9,857
Ratio of expenses to average net assets...................       2.25%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.7)%
Portfolio turnover rate...................................         98%

--------------------------------------------------------------------------------------------------------------------------------
SERIES J
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               --------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $22.51        $21.33        $18.25        $16.06        $13.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.05)        (0.04)        (0.03)        (0.04)         0.04
Net gain (loss) on securities (realized & unrealized).....      11.65          3.70          3.67          2.93          2.58
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      11.60          3.66          3.64          2.89          2.62

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.14)        (0.06)        (0.03)          ---
Distributions (from realized  gains)......................      (3.96)        (2.34)        (0.50)        (0.67)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (3.96)        (2.48)        (0.56)        (0.70)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $30.15        $22.51        $21.33        $18.25        $16.06
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      61.9%         18.0%         20.0%         18.0%         19.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $429,528      $271,281      $226,297      $148,421       $93,379
Ratio of expenses to average net assets...................       0.82%         0.82%         0.82%         0.84%         0.84%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.25)%       (0.21)%       (0.11)%       (0.21)%         0.26%
Portfolio turnover rate...................................         55%           94%          107%          123%          202%

--------------------------------------------------------------------------------------------------------------------------------
SERIES K
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               ----------------------------------------------------------------
                                                               1999        1998(d)       1997(d)       1996(d)    1995(a)(c)(d)
                                                               ----        -------       -------       -------    -------------
PER SHARE DATA
Net asset value beginning of period.......................     $ 9.56        $10.06        $10.72        $10.22        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.79          1.02          1.12          0.90          0.54
Net gain (loss) on securities (realized & unrealized).....      (0.68)        (0.32)        (0.56)         0.50          0.22
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.11          0.70          0.56          1.40          0.76

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (1.02)        (0.94)        (0.77)        (0.47)
Distributions (from realized  gains)......................      (0.06)        (0.18)        (0.28)        (0.13)        (0.04)
Return of capital.........................................        ---           ---           ---           ---         (0.03)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.06)        (1.20)        (1.22)        (0.90)        (0.54)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.61        $ 9.56        $10.06        $10.72        $10.22
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       1.2%          6.9%          5.4%         13.7%          7.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $11,369       $13,028       $14,679       $12,720        $5,678
Ratio of expenses to average net assets...................       1.62%         1.13%         0.64%         0.84%         1.63%
Ratio of net investment income (loss) to average net
   assets.................................................       7.80%        10.85%         9.81%        10.79%        11.03%
Portfolio turnover rate...................................        208%           57%           85%           86%          127%

--------------------------------------------------------------------------------------------------------------------------------
SERIES M
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $12.87        $12.29        $12.05        $10.71        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.15          0.20          0.16          0.15          0.17
Net gain (loss) on securities (realized & unrealized).....       1.49          1.33          0.59          1.36          0.54
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       1.64          1.53          0.75          1.51          0.71

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.44)        (0.27)        (0.26)        (0.12)          ---
Distributions (from realized gains).......................      (0.98)        (0.68)        (0.25)        (0.05)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.42)        (0.95)        (0.51)        (0.17)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $13.09        $12.87        $12.29        $12.05        $10.71
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      14.0%         12.6%          6.2%         14.2%          7.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $44,034       $45,174       $48,379       $38,396       $15,976
Ratio of expenses to average net assets...................       1.36%         1.24%         1.26%         1.34%         1.94%
Ratio of net investment income (loss) to average net
   assets.................................................       1.09%         1.33%         1.71%         2.73%          3.2%
Portfolio turnover rate...................................        155%           49%           64%           40%          181%

--------------------------------------------------------------------------------------------------------------------------------
SERIES N
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $16.01        $13.88        $12.02        $10.73        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.38          0.26          0.24          0.19          0.16
Net gain (loss) on securities (realized & unrealized).....       1.15          2.26          1.96          1.18          0.57
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       1.53          2.52          2.20          1.37          0.73

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.60)        (0.24)        (0.21)        (0.07)          ---
Distributions (from realized  gains)......................        ---         (0.15)        (0.13)        (0.01)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.60)        (0.39)        (0.34)        (0.08)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $16.94        $16.01        $13.88        $12.02        $10.73
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       9.7%         18.4%         18.4%         12.8%          7.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $98,487       $76,121       $38,182       $23,345       $10,580
Ratio of expenses to average net assets...................       1.17%         1.22%         1.35%         1.45%         1.90%
Ratio of net investment income (loss) to average net
   assets.................................................       2.45%         2.49%         2.71%         2.67%          2.8%

Portfolio turnover rate...................................         24%           10%           28%           41%           26%

--------------------------------------------------------------------------------------------------------------------------------
SERIES O
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $18.35        $17.62        $14.01        $11.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.30          0.29          0.19          0.17          0.17
Net gain (loss) on securities (realized & unrealized).....       0.19          1.30          3.77          2.17          1.53
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.49          1.59          3.96          2.34          1.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.59)        (0.25)        (0.14)        (0.03)          ---
Distributions (from realized  gains)......................      (0.98)        (0.61)        (0.21)          ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.57)        (0.86)        (0.35)        (0.03)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $17.27        $18.35        $17.62        $14.01        $11.70
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       3.1%          9.0%         28.4%         20.0%         17.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $207,022      $204,070      $150,391       $62,377       $13,528
Ratio of expenses to average net assets...................       1.09%         1.08%         1.09%         1.15%         1.40%
Ratio of net investment income (loss) to average net
   assets.................................................       1.66%         1.93%         2.31%         2.62%          3.0%
Portfolio turnover rate...................................         35%           20%           21%           22%            3%

--------------------------------------------------------------------------------------------------------------------------------
SERIES P
--------------------------------------------------------------------------------------------------------------------------------
                                                                        FISCAL YEAR ENDED DECEMBER 31
                                                             ---------------------------------------------------
                                                             1999(d)      1998(d)(e)    1997(d)(e)    1996(d)(f)
                                                             -------      ----------    ----------    ----------
PER SHARE DATA
Net asset value beginning of period.......................     $16.80        $17.60        $15.99        $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       1.30          0.89          0.68          0.51
Net gain (loss) on securities (realized & unrealized).....      (1.08)         0.12          1.43          0.48
                                                                -----         -----         -----         -----
Total from investment operations..........................       0.22          1.01          2.11          0.99

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.37)        (1.63)        (0.42)          ---
Distributions (from realized  gains)......................      (0.10)        (0.18)        (0.08)          ---
                                                                -----         -----         -----         -----
Return of Capital                                               (0.04)          ---           ---           ---
                                                                -----         -----         -----         -----
Total distributions.......................................      (1.51)        (1.81)        (0.50)          ---
                                                                -----         -----         -----         -----
Net asset value end of period.............................     $15.51        $16.80        $17.60        $15.99
                                                                =====         =====         =====         =====
Total return (b)..........................................       1.3%          5.8%         13.4%          6.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $19,152       $14,949        $6,767        $2,665
Ratio of expenses to average net assets...................       0.18%         0.18%         0.31%         0.28%
Ratio of net investment income (loss) to average net
   assets.................................................       8.55%         8.17%         8.58%         8.24%

Portfolio turnover rate...................................         29%           87%           77%          151%

--------------------------------------------------------------------------------------------------------------------------------
SERIES S
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $28.40        $22.25        $19.08        $16.49        $12.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.07          0.09          0.06          0.03          0.09
Net gain (loss) on securities (realized & unrealized).....       4.60          6.78          4.21          3.07          3.51
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       4.67          6.87          4.27          3.10          3.60

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.16)        (0.06)        (0.04)        (0.08)        (0.08)
Distributions (from realized  gains)......................      (1.20)        (0.66)        (1.06)        (0.43)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.36)        (0.72)        (1.10)        (0.51)        (0.08)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $31.71        $28.40        $22.25        $19.08        $16.49
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      17.2%         31.4%         22.7%         18.8%         27.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $236,576      $152,641       $89,332       $57,497       $36,830
Ratio of expenses to average net assets...................       0.82%         0.82%         0.83%         0.84%         0.86%
Ratio of net investment income (loss) to average net
   assets.................................................       0.29%         0.47%         0.35%         0.30%         0.75%
Portfolio turnover rate...................................         24%           23%           49%           67%          122%

--------------------------------------------------------------------------------------------------------------------------------
SERIES V
--------------------------------------------------------------------------------------------------------------------------------
                                                                  FISCAL YEAR ENDED DECEMBER 31
                                                               ------------------------------------
                                                               1999        1998(d)    1997(a)(d)(g)
                                                               ----        -------    -------------
PER SHARE DATA
Net asset value beginning of period.......................     $14.83        $13.13        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.03          0.03          0.12
Net gain (loss) on securities (realized & unrealized).....       2.66          2.14          3.01
                                                                -----         -----         -----
Total from investment operations..........................       2.69          2.17          3.13

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.05)        (0.08)          ---
Distributions (from realized  gains)......................      (0.74)        (0.39)          ---
                                                                -----         -----         -----
Total distributions.......................................      (0.79)        (0.47)          ---
                                                                -----         -----         -----
Net asset value end of period.............................     $16.73        $14.83        $13.13
                                                                =====         =====         =====
Total return (b)..........................................      18.9%         16.6%         31.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $42,885       $18,523        $6,491
Ratio of expenses to average net assets...................       0.84%         0.71%         0.40%
Ratio of net investment income (loss) to average net
   assets.................................................       0.32%         0.42%         1.55%
Portfolio turnover rate...................................         57%           72%           79%

--------------------------------------------------------------------------------------------------------------------------------
SERIES X
--------------------------------------------------------------------------------------------------------------------------------
                                                                FISCAL YEAR ENDED DECEMBER 31
                                                             -------------------------------------
                                                             1999(d)       1998(d)      1997(d)(h)
                                                             -------       -------      ----------
PER SHARE DATA
Net asset value beginning of period.......................     $10.67        $ 9.60        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................        ---          0.02          0.01
Net gain (loss) on securities (realized & unrealized).....       9.27          1.07         (0.41)
                                                                -----         -----         -----
Total from investment operations..........................       9.27          1.09         (0.40)

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.02)        (0.02)          ---
Distributions (from realized  gains)......................      (0.52)          ---           ---
                                                                -----         -----         -----
Total distributions.......................................      (0.54)        (0.02)          ---
                                                                -----         -----         -----
Net asset value end of period.............................     $19.40        $10.67        $ 9.60
                                                                =====         =====         =====
Total return (b)..........................................      87.2%         11.5%        (4.0)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $44,095        $5,621        $2,640
Ratio of expenses to average net assets...................       0.57%         0.59%         0.98%
Ratio of net investment income (loss) to average net
   assets.................................................         ---         0.26%         0.73%
Portfolio turnover rate...................................        283%          367%          402%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES Y
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                              ENDED
                                                           DECEMBER 31
                                                           -----------
                                                             1999(i)
PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.01)
Net gain (loss) on securities (realized & unrealized).....       2.38
                                                                -----
Total from investment operations..........................       2.37

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---
Distributions (from realized  gains)......................        ---
                                                                -----
Total distributions.......................................        ---
                                                                -----
Net asset value end of period.............................     $12.37
                                                                =====
Total return (b)..........................................       23.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $31,399
Ratio of expenses to average net assets...................       0.97%
Ratio of net investment income (loss) to average net
   assets.................................................     (0.16)%
Portfolio turnover rate...................................         54%
--------------------------------------------------------------------------------
 (a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

 (b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

 (c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (d) Fund expenses for Series I, K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

               1995    1996    1997     1998    1999
     Series I   ---     ----    ----     ---    4.20%
     Series K  2.03%   1.59%    1.39%   1.66%    ---
     Series P   ---    1.11%    1.14%   0.93%   0.86%
     Series V   ---     ---     1.14%   0.89%    ---
     Series X   ---     ---     1.98%   1.59%   1.33%

 (e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                 1995       1996      1997      1998
     Series A    0.83%     0.83%     0.81%     0.81%
     Series B    0.83%     0.84%     0.83%     0.80%
     Series C    0.60%     0.58%     0.58%     0.57%
     Series E    0.85%     0.83%     0.83%     0.83%
     Series J    0.83%     0.84%     0.82%     0.82%
     Series P     ---       ---      0.31%     0.18%
     Series S    0.84%     0.84%     0.83%     0.82%

 (f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

 (g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (i) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

  SEC:  On the EDGAR Database at http://www.sec.gov

  SMC, LLC:  http://www.securitybenefit.com

  Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
  publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund..................................    811-02753

SBL FUND

PROSPECTUS


MAY 1, 2000


*   Series I (International Series)

*   Series O (Equity Income Series)
--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SERIES' OBJECTIVES..........................................................   2
    Series I (International Series).........................................   2
    Series O (Equity Income Series) ........................................   2

SERIES' PRINCIPAL INVESTMENT STRATEGIES.....................................   2
    Series I (International Series).........................................   2
    Series O (Equity Income Series) ........................................   2

MAIN RISKS..................................................................   3
    Market Risk.............................................................   3
    Smaller Companies.......................................................   3
    Value Stocks............................................................   3
    Growth Stocks...........................................................   4
    Foreign Securities......................................................   4
    Emerging Markets........................................................   4
    Options and Futures.....................................................   4
    Interest Rate Risk......................................................   4
    Credit Risk.............................................................   5
    Restricted Securities...................................................   5
    High Yield Securities...................................................   5
    Investment Companies....................................................   5
    Additional Information..................................................   6

PAST PERFORMANCE............................................................   6

INVESTMENT MANAGER..........................................................   6
    Management Fees.........................................................   7
    Portfolio Managers......................................................   7

PURCHASE AND REDEMPTION OF SHARES...........................................   9

BROKERAGE ENHANCEMENT PLAN

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................   9

DETERMINATION OF NET ASSET VALUE............................................   9

GENERAL INFORMATION.........................................................  10
    Contractowner Inquiries.................................................  10

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  10
    Convertible Securities and Warrants.....................................  10
    Foreign Securities......................................................  10
    Emerging Markets........................................................  11
    Smaller Companies.......................................................  11
    Restricted Securities...................................................  11
    Lower Rate Debt Securities..............................................  11
    Futures and Options.....................................................  11
    Hybrid Instruments......................................................  12
    When-Issued Securities and Forward Commitment Contracts.................  12
    Cash Reserves...........................................................  12
    Shares of Other Investment Companies....................................  12
    Borrowing...............................................................  12

FINANCIAL HIGHLIGHTS........................................................  13

SERIES' OBJECTIVES


Described below are the investment objectives of Series I and O. SBL Fund's Board of Directors may change the investment objectives without shareholder approval.


As with any investment, there can be no guarantee that the Series will achieve their objectives.

SERIES I (INTERNATIONAL SERIES) -- Series I seeks long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES O (EQUITY INCOME SERIES) -- Series O seeks to provide substantial dividend income and also capital appreciation.

SERIES' PRINCIPAL INVESTMENT STRATEGIES

SERIES I (INTERNATIONAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Series may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in at least three countries other than the United States.

--------------------------------------------------------------------------------
EQUITY SECURITIES include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
--------------------------------------------------------------------------------

The Series' investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*   The prospects for relative growth among foreign countries

*   Expected levels of inflation

*   Government policies influencing business conditions

*   The outlook for currency relationships

*   The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Series. Criteria for selection of individual securities include:

*   The issuer's competitive position

*   Prospects for growth

*   Management strength

*   Earnings quality

*   Underlying asset value

*   Relative market value

*   Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES O (EQUITY INCOME SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of well-established companies paying above-average dividends.


The Sub-Adviser, T. Rowe Price Associates, Inc., typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.


In selecting investments, T. Rowe Price generally favors companies with the following:

*   An established operating history

*   Above-average dividend yield relative to the S&P 500 Index

*   Low price/earnings ratio relative to the S&P 500 Index

*   A sound balance sheet and other financial characteristics

* Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO ("P/E") is the price of a stock divided by its earnings per share. The price/earnings ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.
--------------------------------------------------------------------------------


While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in seeking the Series' objective.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The following provides information on the main risks which apply to the Series of the Fund. However, the fact that a particular risk is not indicated as a main risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a main risk for that Series. For example, the risk of investing in value stocks is not listed as a main risk for Series I. This does not mean that Series I is prohibited from investing in value stocks, only that the risk of value stocks is not one of the main risks associated with Series I. The Portfolio Manager for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.


--------------------------------------------------------------------------------
Your investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------


MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad. By virtue of their investment strategies to invest in stocks, each Series is particularly susceptible to market risk.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds. Series O in particular offers the potential reward, and risks, of value oriented investment strategy.


--------------------------------------------------------------------------------
VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.
--------------------------------------------------------------------------------


FOREIGN SECURITIES --Series I and, to a lesser extent, Series O may invest in foreign securities and/or American Depository Receipts(ADRs). Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.


--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS) are U.S. dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter.
--------------------------------------------------------------------------------


RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Series operationally. The exact impact is not known, but it could affect the value of some of the Series holdings and increase its operational costs.

EMERGING MARKETS --Series I may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.


--------------------------------------------------------------------------------
An EMERGING MARKET FOREIGN COUNTRY consists of all countries determined by the Sub-Adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.
--------------------------------------------------------------------------------


OPTIONS AND FUTURES --Options and futures may be used to hedge a Series' portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses. Series I and Series O may both use options and futures contracts.

RESTRICTED SECURITIES -- Series O may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES --Series O may invest in higher yielding, high risk debt securities. These investments may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.


--------------------------------------------------------------------------------
HIGH YIELD SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.


INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.
--------------------------------------------------------------------------------


INVESTMENT COMPANIES - Because Series I may invest in other investment companies in order to gain exposure to a foreign securities market, it will incur its pro rata share of the underlying investment companies' expenses to the extent it pursues its investment objective in this manner. In addition, the Series will be subject to the effect of business and regulatory developments that affect an underlying investment company or the investment industry generally. Series O may also invest in other investment companies.


ADDITIONAL INFORMATION -- For more information about the investment program of the Series, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE


The charts and tables on the following pages provide some indication of the risks of investing in Series O by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. (Performance figures are not yet available for Series I as it was not available for purchase until May 3, 1999.) The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.


================================================================================
SERIES O (EQUITY INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

      1989      N/A
      1990      N/A
      1991      N/A
      1992      N/A
      1993      N/A
      1994      N/A
      1995    17.0%
      1996    20.0%
      1997    28.4%
      1998     9.0%
      1999     3.1%


---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                        13.1%        June 30, 1997
Lowest                         -8.6%     September 30, 1999
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series O                           3.1%           16.7%
S&P 500                           21.0%           27.%
---------------------------------------------------------------


INVESTMENT MANAGER


Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, is the Series' Investment Manager. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.

The Investment Manager has engaged Bankers Trust Company, 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Series I. Bankers Trust Company ("Bankers Trust"), a New York banking corporation with principal offices at 130 Liberty Street New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation and an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. As of December 31, 1999, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets. Bankers Trust managed $270.5 billion of the $287 billion in client assets.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. These past events led to a guilty plea by Bankers Trust, but did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order. As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to Series I.


The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series O. T. Rowe Price was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion in investments for approximately 8 million individual and institutional accounts.



The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisors without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-advisor is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series which use a sub-advisor:

*   performing initial due diligence on prospective sub-advisors for the Series

*   monitoring the performance of the sub-advisors

*   communicating performance expectations to the sub-advisors

* ultimately recommending to the Board of Directors whether a sub-advisor's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisors. Although the Investment Manager will monitor the performance of the sub-advisors, there is no certainty that any sub-advisor or Series will obtain favorable results at any given time.


MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated.


------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
------------------------------------------------------
Series I....................................  1.10%
Series O....................................  1.00%
------------------------------------------------------


The Investment Manager may waive its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.


PORTFOLIO MANAGERS -- MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of Series I as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.


BRIAN C. ROGERS, Director, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.


JULIE WANG, Director at Bankers Trust, has been co-manager of Series I (International Series) since its inception in May 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.


PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

The Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.


BROKERAGE ENHANCEMENT PLAN

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-advisor to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

* holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

*   paying marketing fees requested by broker-dealers who sell the Fund

*   training sales personnel

*   creating and mailing advertising and sales literature

* financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

You may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Series is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies can not be changed without shareholder approval. Some of the more important fundamental policies are that each Series will not:

* with respect to 75% of its total assets, invest more than 5% of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities


* with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer other than the U.S. Government or its instrumentalities


*   invest 25% or more of its total assets in any one industry.

The full text of each Series' fundamental policies are included in the Statement of Additional Information.


The following pages describe some of the investments which may be made by the Series.

CONVERTIBLE SECURITIES AND WARRANTS --The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN SECURITIES --Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.


Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.


EMERGING MARKETS --Series I may invest in emerging markets foreign securities. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES - Series I may invest in small or medium-sized companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.


RESTRICTED SECURITIES -- The Series may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs.


HIGH YIELD DEBT SECURITIES -- The Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


FUTURES AND OPTIONS -- The Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The Series may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Series O may invest in certain hybrid instruments. These instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Series may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include domestic, and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements.

SHARES OF OTHER INVESTMENT COMPANIES -- The Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

BORROWING -- The Series may borrow money as a temporary measure or for emergency purposes and for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand certain of the Series financial performance for the period since commencement of operations. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

--------------------------------------------------------------------------------
SERIES I
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                              ENDED
                                                           DECEMBER 31
                                                          ---------------
                                                            1999(d)(e)

PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.04)
Net gain (loss) on securities (realized & unrealized).....       3.04
                                                               ------
Total from investment operations..........................       3.00

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---
Distributions (from realized  gains)......................        ---
                                                             --------
Total distributions.......................................        ---
                                                             --------
Net asset value end of period.............................     $13.00
                                                                =====
Total return (b)..........................................      30.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................      $9,857
Ratio of expenses to average net assets...................       2.25%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.7)%
Portfolio turnover rate...................................        98%


--------------------------------------------------------------------------------------------------------------------------------
SERIES O
--------------------------------------------------------------------------------------------------------------------------------
                                                                                FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $18.35        $17.62        $14.01        $11.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.30          0.29          0.19          0.17          0.17
Net gain (loss) on securities (realized & unrealized).....       0.19          1.30          3.77          2.17          1.53
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.49          1.59          3.96          2.34          1.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.59)        (0.25)        (0.14)        (0.03)          ---
Distributions (from capital gains)........................      (0.98)        (0.61)        (0.21)          ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................       1.57         (0.86)        (0.35)        (0.03)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $17.27        $18.35        $17.62        $14.01        $11.70
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       3.1%          9.0%         28.4%         20.0%         17.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................      $207,022      $204,070      $150,391       $62,377       $13,528
Ratio of expenses to average net assets...................       1.09%         1.08%         1.09%         1.15%         1.40%
Ratio of net investment income (loss) to average net
   assets.................................................       1.66%         1.93%         2.31%         2.62%          3.0%
Portfolio turnover rate...................................         35%           20%           21%           22%            3%
--------------------------------------------------------------------------------------------------------------------------------

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Series O was initially capitalized on June 1, 1995 with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.


(d) Fund expenses for Series I were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been 4.20% for 1999.

(e) Series I was initially capitalized on May 3, 1999, with a net asset value of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:


  SEC:    On the EDGAR Database at http://www.sec.gov

  SMC, LLC:  http://www.securitybenefit.com

  Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
  PUBLICINFO@SEC.GOV or by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------


The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to certain of the subaccounts offered in such prospectus.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund..................................    811-02753

SBL FUND

PROSPECTUS

MAY 1, 2000

*       Series A (Equity Series)
*       Series B (Large Cap Value Series)
*       Series C (Money Market Series)
*       Series D (Global Series)
*       Series E (Diversified Income Series)
*       Series J (Mid Cap Growth Series)
*       Series K (Global Strategic Income Series)
*       Series M (Global Total Return Series)
*       Series N (Managed Asset Allocation Series)
*       Series O (Equity Income Series)
*       Series S (Social Awareness Series)

--------------------------------------------------------------------------------
  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

                               TABLE OF CONTENTS
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SERIES' OBJECTIVES..........................................................   2
    Series A (Equity Series)................................................   2
    Series B (Large Cap Value Series).......................................   2
    Series C (Money Market Series)..........................................   2
    Series D (Global Series)................................................   2
    Series E (Diversified Income Series)....................................   2
    Series J (Mid Cap Growth Series)........................................   2
    Series K (Global Strategic Income Series)...............................   2
    Series M (Global Total Return Series)...................................   2
    Series N (Managed Asset Allocation Series)..............................   2
    Series O (Equity Income Series).........................................   2
    Series S (Social Awareness Series)......................................   2

SERIES' PRINCIPAL INVESTMENT STRATEGIES.....................................   2
    Series A (Equity Series)................................................   2
    Series B (Large Cap Value Series).......................................   3
    Series C (Money Market Series)..........................................   3
    Series D (Global Series)................................................   3
    Series E (Diversified Income Series)....................................   4
    Series J (Mid Cap Growth Series)........................................   5
    Series K (Global Strategic Income Series)...............................   5
    Series M (Global Total Return Series)...................................   6
    Series N (Managed Asset Allocation Series)..............................   7
    Series O (Equity Income Series).........................................   8
    Series S (Social Awareness Series)......................................   8

MAIN RISKS..................................................................   9
    Market Risk.............................................................  10
    Smaller Companies.......................................................  10
    Value Stocks............................................................  10
    Growth Stocks...........................................................  10
    Foreign Securities......................................................  10
    Emerging Markets........................................................  10
    Options and Futures.....................................................  11
    Short Sales.............................................................  11
    Active Trading..........................................................  11
    Interest Rate Risk......................................................  11
    Credit Risk.............................................................  11
    Prepayment Risk.........................................................  11
    Mortgage-Backed Securities..............................................  11
    Restricted Securities...................................................  11
    High Yield Securities...................................................  12
    Interest Rate Swap Agreements...........................................  12
    Social Investing........................................................  12
    Investment in Investment Companies......................................  12
    Additional Information..................................................  12

PAST PERFORMANCE............................................................  12

INVESTMENT MANAGER..........................................................  17
    Management Fees.........................................................  17
    Portfolio Managers......................................................  17

PURCHASE AND REDEMPTION OF SHARES...........................................  18

BROKERAGE ENHANCEMENT PLAN..................................................  19

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................  19

DETERMINATION OF NET ASSET VALUE............................................  19

GENERAL INFORMATION.........................................................  19
    Contractowner Inquiries.................................................  19

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  19
    Convertible Securities and Warrants.....................................  20
    Foreign Securities......................................................  20
    Emerging Markets........................................................  20
    Smaller Companies.......................................................  20
    Asset-Backed Securities.................................................  21
    Mortgage-Backed Securities..............................................  21
    Restricted Securities...................................................  22
    High Yield Securities...................................................  22
    Hard Asset Securities...................................................  22
    Guaranteed Investment Contracts ("GICs")................................  22
    Futures and Options.....................................................  23
    Hybrid Instruments......................................................  23
    Swaps, Caps, Floors and Collars.........................................  23
    When-Issued Securities and Forward Commitment Contracts.................  23
    Cash Reserves...........................................................  23
    Shares of Other Investment Companies....................................  24
    Borrowing...............................................................  24
FINANCIAL HIGHLIGHTS........................................................  25

SERIES' OBJECTIVES

Described below are the investment objectives for each of the Series. SBL Fund's Board of Directors may change the investment objectives without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their objectives.

SERIES A (EQUITY SERIES) -- Series A seeks long-term capital growth.

SERIES B (LARGE CAP VALUE SERIES) -- Series B seeks long-term growth of capital with secondary emphasis on income.

SERIES C (MONEY MARKET SERIES) -- Series C seeks a level of current income consistent with preservation of capital by investing in money market securities with varying maturities.

SERIES D (GLOBAL SERIES) -- Series D seeks long-term growth of capital primarily through investment in common stocks and equivalents of companies in foreign countries and the United States.

SERIES E (DIVERSIFIED INCOME SERIES) -- Series E seeks to provide current income with security of principal by investing primarily in a diversified portfolio of investment-grade debt securities. The debt securities in which Series E invests will primarily be domestic securities, but may also include dollar denominated foreign securities.

SERIES J (MID CAP GROWTH SERIES) -- Series J seeks capital appreciation.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- Series K seeks high current income and, as a secondary objective, capital appreciation.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- Series M seeks high total return, consisting of capital appreciation and current income.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- Series N seeks a high level of total return.

SERIES O (EQUITY INCOME SERIES) -- Series O seeks to provide substantial dividend income and also capital appreciation.

SERIES S (SOCIAL AWARENESS SERIES) -- Series S seeks capital appreciation.

SERIES' PRINCIPAL INVESTMENT STRATEGIES

SERIES A (EQUITY SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of stocks, which may include ADRs and convertible securities.

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AMERICAN DEPOSITARY RECEIPTS (ADRS) are U.S. dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter.
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To choose stocks, the Investment Manager, Security Management Company, LLC, uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to reduce the Series' potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.
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The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

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INDEX-BASED INVESTMENTS, such as S&P Depositary Receipts (SPDRs), hold substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500.
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Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES B (LARGE CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks, which may include ADRs. The Investment Manager selects stocks that it believes are attractively valued with above-average growth potential. The Series may also invest in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25% of the Series' portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are undervalued in terms of price or other financial measurements with above average growth potential. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities include U.S. government securities, foreign debt securities that are denominated in U.S. dollars and high yield securities (also referred to as "junk bonds").

The Series may purchase securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the options and Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Series could invest some or all of its assets in cash, government bonds or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES C (MONEY MARKET SERIES) -- The Series pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments. Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

*   maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*   invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.
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The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by IBC Donoghue; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

The Series may purchase money market securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.

SERIES D (GLOBAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series. Investments in debt securities may be made in uncertain market conditions.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1)
the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

*   Stocks of small, medium and large growth-oriented companies worldwide

*   Companies that stand to benefit from global growth trends

* Businesses with strong competitive positions and high demand for their products or services

* Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds diversifies broadly across countries and industries. The Series can buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and to adjust its exposure to certain markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic countries and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES E (DIVERSIFIED INCOME SERIES) -- The Series pursues its objectives by investing, under normal circumstances, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a weighted average duration of 4 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

Series E also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities.

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DEBT SECURITIES, which are also called BONDS or DEBT OBLIGATIONS, are like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income). Although some bonds' interest rates may adjust periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

TOTAL RETURN SWAP AGREEMENTS involve the payment by the Series of a floating rate of interest in exchange for the total rate of return on a benchmark index. For example, instead of investing in the securities of a particular benchmark index, the Series could enter into a swap agreement and receive the total return of the benchmark index, in return for a floating rate payment to the counterparty.
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The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cashflow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

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BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

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CREDIT QUALITY RATING is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests.

Under adverse market conditions, the Series could invest some or all of its assets in cash, debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES J (MID CAP GROWTH SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of companies with total market value of $10 billion or below at the time of purchase. The Investment Manager selects securities that it believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a "bottom-up" approach to choose equity securities, which may include ADRs. The Investment Manager identifies securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential often include securities of smaller and less mature companies which often have unique proprietary products or profitable market niches and the potential to grow very rapidly.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- The Series pursues its objective by investing under normal circumstances at least 65% of its assets in debt securities of issuers worldwide, including bonds, notes, debentures, preferred stock and high yield securities (also referred to as "junk bonds")

Wellington Management Company, LLP, the Series' Sub-Adviser, may select debt securities issued by any private or governmental entity. The Series may invest without limitation in any region of the world, including investments in developed foreign countries and emerging market foreign countries. The quality of the portfolio's investments will range from investment grade to high yield securities or junk bonds.

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An EMERGING MARKET FOREIGN COUNTRY consists of all countries determined by the Sub-Adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.
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Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities

*   fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   preferred stock

*   privately-issued securities deemed to be liquid by the Sub-Adviser

The investment decision-making process used for the Series is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals.

The Series may invest in securities denominated in any currency. The Series will seek to protect against currency exchange rate changes that are adverse to its foreign currency positions by hedging selected investments to the U.S. dollar. The Series will also seek exposure to foreign currencies on an opportunistic basis to take advantage of currency exchange rate movements.

The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. The Series may also enter into short sales of securities and currencies. These derivatives strategies will be used:

*   To adjust the portfolio's exposure to a particular currency

*   To manage risk or enhance income

*   As a substitute for purchasing or selling securities.

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- The Series pursues its objective through asset allocation and security selection by investing in a diversified portfolio of global equity and fixed income securities. The Series' Sub-Adviser, Wellington Management Company, LLP seeks to allocate on average about 80% of total assets to equity securities and about 20% of total assets to fixed income securities. Under normal circumstances, the Portfolio invests at least 65% of its total assets in equity and fixed income securities of issuers worldwide, but typically maintains a fully invested position.

The Series is not required to allocate any particular percentage of its assets to equity or fixed-income securities. Allocations will vary as a result of the Sub-Adviser's judgment of the relative attractiveness of industries, sectors, countries, currencies, and asset classes. The portfolio will be rebalanced to the desired asset allocation and currency exposure on a regular basis primarily through the use of exchange-listed futures contracts and currency forwards.

ASSET ALLOCATION. Asset allocation across asset classes (specifically stocks, bonds and cash) and exposure to countries or currencies are based on the Sub-Adviser's assessment of the relative attractiveness of an asset class, country or currency. Attractiveness is evaluated based on a quantitative analysis of multiple fundamental factors such as market valuation, economic conditions, interest rates, and other relevant measures. The Sub-Adviser uses a disciplined portfolio management approach which seeks to balance investment risk and expected return to determine the overall asset allocation and country and currency exposure of the Series. The Series seeks to exceed the total return of a blended benchmark consisting of 80% MSCI World Equity Index in U.S. dollars and 20% Salomon Brothers World Government Bond Index in U.S. dollars.

EQUITY SECURITIES. Investments in global equity securities are selected using proprietary quantitative analysis techniques to affirm the fundamental evaluation of equity securities. Equity investments are evaluated based on quantitative valuation and timeliness measures combined with fundamental analysis of a company's management, cash flow, earnings, dividends, and business environment. A disciplined analytical process is used to evaluate the relative expected return and control portfolio risk. The Series invests in equity securities and other securities with equity characteristics issued in the United States and abroad, including common stocks, preferred stocks, convertible securities, warrants and rights, as well as ADRs and other depositary receipts. Under normal circumstances, equity investments will be broadly diversified by country, industry and company.

FIXED INCOME SECURITIES. The investment decision-making process used for fixed income securities is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals. Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities

*   fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   privately-issued securities deemed to be liquid by the Sub-Adviser

These debt securities may be issued in the United States or abroad, and may include investment grade as well as high yield debt obligations (also referred to as "junk bonds"). Many of these investments will be denominated in foreign currencies.

The Series typically sells an investment when the company or issuer begins to show deteriorating relative fundamentals, or when alternative investments become sufficiently more attractive.

The Sub-Adviser's portfolio management team meets regularly in order to coordinate the decision-making between the asset allocation, equity and fixed income elements of the portfolio.

Investments in derivatives include principally futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts and currency forwards. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. Derivative contracts may be less expensive to trade and may provide greater liquidity, making them easier to buy or sell than the underlying financial instrument. Use of derivatives is the preferred method to reallocate exposure to asset classes, countries and currencies, although reallocation may also be accomplished by direct purchase and sale of financial instruments. The Sub-Adviser will not use derivatives to leverage the portfolio. Derivative strategies also may be used to:

*   manage risk

*   enhance income

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- The Series pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Sub-Adviser, T. Rowe Price Associates, Inc., concentrates common stock investments in larger, established companies but may include small- and medium-sized companies with good growth prospects, as well as up to 35% of the equity portion in foreign (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities.....................   50-100%
High Yield Securities ("Junk Bonds")............     0-30%
Foreign (Non-dollar-Denominated)
  High Quality Debt Securities..................     0-30%
Cash Reserves...................................     0-20%

The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. Bonds will be primarily investment-grade and chosen from across the entire government, corporate and mortgage-backed bond market. While maturities will vary with T. Rowe Price's view of market conditions; the weighted average maturity of the fixed income portion as a whole (except for cash reserves) is expected to be in the range of 7 - 12 years. The Series may also invest in foreign stocks and bonds for diversification. Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. The Series may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these investments, it will be exposed to additional volatility and potential losses.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves, which may include money market instruments and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES O (EQUITY INCOME SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

*   An established operating history

*   Above-average dividend yield relative to the S&P 500 Index

*   Low price/earnings ratio relative to the S&P 500 Index

*   A sound balance sheet and other financial characteristics

* Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

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PRICE/EARNINGS RATIO ("P/E") is the price of a stock divided by its earnings per share. The price/earnings ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.
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While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in seeking the Series' objective.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

SERIES S (SOCIAL AWARENESS SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Series' social criteria.

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The DOMINI 400 SOCIAL INDEXSM (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.
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The Investment Manager uses a "bottom-up" approach when selecting growth-oriented and value-oriented stocks. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

After identifying potential investments, the Investment Manager determines if the securities meet the Series' established social criteria. The Series does not invest in securities of companies that engage in the production of:

*   Nuclear energy

*   Alcoholic beverages

*   Tobacco products

Additionally, the Series does not invest in companies that significantly engage in:

*   The manufacture of weapons

*   Practices that have a detrimental effect on the environment

*   The gambling industry

The Series seeks out companies that:

*   Contribute substantially to the communities in which they operate

*   Demonstrate a positive record on employment relations

* Demonstrate substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents

*   Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. If the Investment Manager determines that securities held by the Series do not comply with its social criteria, the security is sold within a reasonable time. This requirement may cause the Series to sell the security at a disadvantageous time.

Under adverse market conditions the Series could invest some or all of its assets in cash, U.S. government securities and money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart indicates which main risks apply to which Series of the Fund. However, the fact that a particular risk is not indicated as a main risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a main risk for that Series. For example, the risk of investing in smaller companies is not listed as a main risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Series A. The Portfolio Manager for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

-------------------------------------------------------------------------------
                                   A   B   C   D   E   J   K   M    N   O   S
-------------------------------------------------------------------------------
Market Risk                        X   X       X       X       X    X   X   X
-------------------------------------------------------------------------------
Smaller Companies                                      X
-------------------------------------------------------------------------------
Value Stocks                       X   X                       X        X   X
-------------------------------------------------------------------------------
Growth Stocks                      X   X       X       X       X    X       X
-------------------------------------------------------------------------------
Foreign Securities                 X   X       X   X   X   X   X    X   X   X
-------------------------------------------------------------------------------
Emerging Markets                               X           X   X
-------------------------------------------------------------------------------
Options and Futures                X   X       X   X   X   X   X    X   X   X
-------------------------------------------------------------------------------
Short Sales                                                X
-------------------------------------------------------------------------------
Active Trading                                 X           X   X
-------------------------------------------------------------------------------
Interest Rate Risk                     X   X       X       X   X    X
-------------------------------------------------------------------------------
Credit Risk                            X   X       X       X   X    X
-------------------------------------------------------------------------------
Prepayment Risk                        X   X       X       X   X    X
-------------------------------------------------------------------------------
Mortgage-Backed Securities                         X       X   X    X
-------------------------------------------------------------------------------
Restricted Securities                  X   X               X   X    X   X
-------------------------------------------------------------------------------
High Yield Securities                  X           X       X   X    X   X
-------------------------------------------------------------------------------
Interest Rate Swap Agreements                      X
-------------------------------------------------------------------------------
Social Investing                                                            X
-------------------------------------------------------------------------------
Investment in Investment Companies X   X               X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Series operationally. The exact impact is not known, but it could affect the value of some of the Series holdings and increase its operational costs.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Options and futures may be used to hedge a Series' portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

SHORT SALES -- A short sale is a transaction in which the Series sells a security or currency in anticipation that the market price of that security or currency will decline. A Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. A Series may also enter into short sales of securities and currencies in order to hedge the currency exchange risk associated with assets denominated in foreign currencies, adjust the portfolio's exposure to a particular currency, manage risk or enhance income, or as a substitute for purchasing or selling securities. The loss to a Series could be substantial if the price of the security or currency sold short does not decline in value.

--------------------------------------------------------------------------------
SELLING SHORT "AGAINST THE BOX" means that the Series owns, or has the right to acquire, without payment of any further consideration, the security or currency sold short. In a short sale against the box, the Series is exposed to the risk of being forced to deliver appreciated stock or currency to close the position if the borrowed stock or currency is called, causing a taxable gain to be recognized.
--------------------------------------------------------------------------------

ACTIVE TRADING -- Active trading involves higher expenses including higher brokerage commissions.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

PREPAYMENT RISK -- The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

MORTGAGE-BACKED   SECURITIES  --  A  Series  which  invests  in  mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

--------------------------------------------------------------------------------
WHAT ARE MORTGAGE-BACKED SECURITIES? Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS."
--------------------------------------------------------------------------------

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES -- Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.

INTEREST RATE SWAP AGREEMENTS -- Investment in total return swap agreements entails both interest rate and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Series under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Series' loss will consist of the net amount of contractual interest payments that the Series has not yet received. The Investment Manager will monitor the creditworthiness of counterparties to the Series' interest rate swap transactions on an ongoing basis.

SOCIAL INVESTING -- Social investing may present additional risks to a Series because it will limit the availability of investment opportunities compared to those of similar funds which do not impose such restrictions on investment. In addition, if the Investment Manager determines that securities held by the Series do not comply with its social criteria, the Series must sell the security at a time when it may be disadvantageous to do so.

INVESTMENT IN INVESTMENT COMPANIES -- Investment in other investment companies, may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Series invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

ADDITIONAL INFORMATION -- For more information about the investment program of the Series; including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in the Series' by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Fee waivers and/or expense reimbursements for Series K during certain time periods reduced the expenses of that Series and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

================================================================================
SERIES A (EQUITY SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -9.8%
1991   36.1%
1992   11.1%
1993   13.7%
1994   -1.7%
1995   36.8%
1996   22.7%
1997   28.7%
1998   25.4%
1999    8.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     20.4%         December 31, 1998
Lowest                     -17.8%        September 30, 1990
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Series A             8.1%          24.0%           16.1%
S&P 500             21.0%          28.6%           18.2%
---------------------------------------------------------------

================================================================================
SERIES B (LARGE CAP VALUE SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -4.4%
1991   37.7%
1992    6.3%
1993    9.6%
1994   -3.0%
1995   30.1%
1996   18.3%
1997   26.5%
1998    7.9%
1999    1.5%

--------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------
                                           QUARTER ENDED
Highest                    14.5%           June 30, 1997
Lowest                    -10.6%        September 30, 1999
--------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------
                         PAST          PAST          PAST
                        1 YEAR        5 YEARS      10 YEARS
Series B                  1.5%         16.3%         12.2%
S&P 500                  21.0%         28.6%         18.2%
S&P 500 BARRA
  Value Index            12.7%         22.9%         15.4%
--------------------------------------------------------------
Beginning January 1, 2000 the primary benchmark will be the S&P 500 BARRA Value Index.
--------------------------------------------------------------

================================================================================
SERIES C (MONEY MARKET SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   8.0%
1991   5.6%
1992   3.2%
1993   2.6%
1994   3.7%
1995   5.4%
1996   5.1%
1997   5.2%
1998   5.1%
1999   4.6%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      2.4%           June 30, 1989
Lowest                        .6%        September 30, 1993
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND YIELD
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Series C              4.6%           5.1%           4.9%
7-Day Yield           4.8%
---------------------------------------------------------------

================================================================================
SERIES D (GLOBAL SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990   -22.7%
1991    12.7%
1992    -2.6%
1993   31.6%
1994     2.7%
1995    10.9%
1996    17.5%
1997     6.5%
1998    20.1%
1999    53.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     34.9%         December 31, 1999
Lowest                     -10.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                 PAST       PAST       PAST
                                1 YEAR    5 YEARS    10 YEARS
Series D                        53.7%      20.7%      11.4%
MSCI                            25.3%      20.2%      12.0%
Lehman Brothers
   High Yield Index              2.4%       9.3%      10.7%
---------------------------------------------------------------

================================================================================
SERIES E (DIVERSIFIED INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     6.7%
1991    17.0%
1992     7.4%
1993    12.6%
1994    -6.9%
1995    18.6%
1996    -0.7%
1997    10.0%
1998     8.0%
1999    -3.8%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      5.9%          March 31, 1993
Lowest                      -4.6%          March 31, 1994
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST     PAST      PAST
                                   1 YEAR  5 YEARS   10 YEARS
Series E                           -3.8%     6.1%     6.6%
Lehman Brothers Government/
   Corporate Bond Index            -2.2%     7.6%     7.7%
Lehman Brothers
   Corporate Bond Index            -1.9%     8.2%     8.2%
---------------------------------------------------------------

================================================================================
SERIES J (MID CAP GROWTH SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     N/A
1991     N/A
1992     N/A
1993   13.6%
1994   -5.1%
1995   19.5%
1996   18.0%
1997   20.0%
1998   18.0%
1999   61.9%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1992-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     38.8%         December 31, 1999
Lowest                     -16.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                 PAST 1 YEAR   PAST 5 YEARS   (SINCE 10/1/92)
Series J            61.9          26.4%           22.5%
S&P Midcap          14.7%         23.1%           18.7%
---------------------------------------------------------------

================================================================================
SERIES K (GLOBAL STRATEGIC INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   13.7%
1997    5.4%
1998    6.9%
1999    1.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     6.3%          December 31, 1998
Lowest                     -2.8%         September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST      LIFE OF SERIES
                                   1 YEAR     (SINCE 6/1/95)
Series K                             1.2%          7.5%
Lehman Brothers
  Global Bond Index                 -5.2%          8.7%
Salomon Smith Barney World
  Government Non-U.S. Hedged Index   2.3%          9.8%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company, LLP became the subadvisor for Series K. The appropriate benchmark going forward will be the Salomon Smith Barney World Government Non-U.S. Hedged Index.
---------------------------------------------------------------

================================================================================
SERIES M (GLOBAL TOTAL RETURN SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996    14.2%
1997     6.2%
1998    12.6%
1999    14.0%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     14.1%         December 31, 1998
Lowest                     -11.0%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series M                          14.0%           11.8%
S&P 500                           21.1%           27.0%
MSCI World Index                  25.3%           19.9%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company became subadvisor for Series M. The appropriate benchmark going forward will be the MSCI World Index.
---------------------------------------------------------------

================================================================================
SERIES N (MANAGED ASSET ALLOCATION SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   12.8%
1997   18.4%
1998   18.4%
1999    9.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     11.5%         December 31, 1998
Lowest                      -4.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series N                           9.7%           14.5%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES O (EQUITY INCOME SERIES)
================================================================================

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   20.0%
1997   28.4%
1998    9.0%
1999    3.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                        13.0%        June 30, 1999
Lowest                         -8.6%     September 30, 1999
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series O                           3.1%           16.7%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES S (SOCIAL AWARENESS SERIES)
================================================================================

1990     N/A
1991     N/A
1992   16.4%
1993   11.9%
1994   -3.7%
1995   27.7%
1996   18.8%
1997   22.7%
1998   31.4%
1999   17.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1991-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                    24.8%          December 31, 1998
Lowest                     -9.7%            June 30, 1992
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                            PAST      PAST     LIFE OF SERIES
                           1 YEAR    5 YEARS   (SINCE 5/1/91)
Series S                  17.2%       23.5%        16.6%
S&P 500                   21.0%       28.6%        16.01%
Domini Social Index       24.5%       17.2%        22.1%
---------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, is the Series' Investment Manager. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Series D. OppenheimerFunds, Inc., (including subsidiaries and affiliates) managed more than $120 billion in assets as of March 31, 2000, including other mutual funds with more than five million shareholder accounts.

The Investment Manager has engaged Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to Series K and Series M.

Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $248 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions and individuals.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and Series O. T. Rowe Price was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion in investments for approximately 8 million individual and institutional accounts.

The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisors without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-advisor is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series which use a sub-advisor:

*   performing initial due diligence on prospective sub-advisors for the Series

*   monitoring the performance of the sub-advisors

*   communicating performance expectations to the sub-advisors

* ultimately recommending to the Board of Directors whether a sub-advisor's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisors. Although the Investment Manager will monitor the performance of the sub-advisors, there is no certainty that any sub-advisor or Series will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated.

------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
------------------------------------------------------
Series A.......    0.75%     Series K......    0.75%
Series B.......    0.75%     Series M......    1.00%
Series C.......    0.50%     Series N......    1.00%
Series D.......    1.00%     Series O......    1.00%
Series E.......    0.75%     Series S......    0.75%
Series J.......    0.75%
------------------------------------------------------
*These Funds were not available until May 1, 2000.
------------------------------------------------------

The Investment Manager may waive its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGERS -- STEVE BOWSEr, Second Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since June 1997. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

DAVID J. GOERZ, III, Vice President at Wellington Management, has had day-to-day responsibility for managing Series M since May 1, 1999. Mr. Goerz is the head of Wellington Management's Tactical Asset Allocation research group. Prior to joining Wellington Management in 1995, Mr. Goerz was Senior Investment Strategist and Product Manager at TSA Capital Management (1994-1995) and Senior Quantitative Analyst at ARCO Investment Management (1990-1994). Mr. Goerz earned a B.S. degree in applied mathematics from the University of California, Los Angeles and an M.S. degree in operations research from Stanford University.

LUCIUS T. HILL, III, Senior Vice President at Wellington Management, has had day-to-day responsibility for managing Series K (Global Strategic Income Series) since March 30, 1999. Mr. Hill chairs Wellington Management's Core Bond Strategy Group, which sets investment policy guidelines for portfolios managed in the Core Bond and Strategic Total Return styles. Mr. Hill is also a member of Wellington Management's Strategic Total Return Strategy Group. Prior to joining Wellington Management in 1993, Mr. Hill was a corporate bond trader at C.S. First Boston Corporation (1986-1990), and a money market trader at Dean Witter Reynolds (1983-1986). Mr. Hill earned a B.A. degree in economics and political science from Yale University and an M.B.A. degree from Columbia Business School.

TERRY A. MILBERGER, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since 1989 and has managed Series B (Large Cap Value Series) since March 7, 2000. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

EDMUND M. NOTZON, Managing Director of T. Rowe Price and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed Series N (Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

CHRIS PHALEN, Research Analyst of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree.

BRIAN C. ROGERS, Director, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

JAMES P. SCHIER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

CINDY L. SHIELDS, Second Vice President and Portfolio Manager of the Investment Manager, has managed Series S (Social Awareness Series) since 1994. She joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with ten years of investment experience.

WILLIAM L. WILBY, Senior Vice President and Director of International Equities of OppenheimerFunds, became manager of Series D (Global Series) in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

The Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-advisor to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

* holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

*   paying marketing fees requested by broker-dealers who sell the Fund

*   training sales personnel

*   creating and mailing advertising and sales literature

* financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

You may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Series is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies can not be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of the fundamental policies applicable to each of the Series. Some of the more important fundamental policies are outlined below. The Series will not:

* with respect to 75% of its total assets, invest more than 5% of the value of its assets in any one issuer other than the U.S. Government or its

* with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer other than the U.S. Government or its instrumentalities

*   invest 25% or more of its total assets in any one industry.

The full text of each Series' fundamental policies are included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Series, as well as some of their management practices.

CONVERTIBLE SECURITIES AND WARRANTS -- Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. Series D, K, M and N may invest in emerging market foreign securities.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Each of the Series that invests in equity securities may invest in small or medium sized companies.

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back asset backed securities and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. Series E, K, M and N may invest in asset-backed securities.

MORTGAGE-BACKED SECURITIES -- Series E, K, M and N may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities. Each of the Series can invest in restricted securities.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. Series B, D, E, K, M, N and O may invest in high yield securities.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Series C may invest in GICs. When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- Each Series, other than Series C, may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful. Each Series other than Series C may invest in hybrid instruments.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Series E, K and M may enter into these types of transactions.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant
Sub-Advisor believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT COMPANIES -- A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series, other than Series C, may invest in the shares of other investment companies.

BORROWING -- Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand certain of the Series' financial performance during the past five years, or the period since commencement of a Series. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

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SERIES A
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $34.27        $29.39        $24.31        $21.03        $16.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.11          0.17          0.16          0.18          0.18
Net gain (loss) on securities (realized & unrealized).....       2.56          7.05          6.75          4.50          5.65
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       2.67          7.22          6.91          4.68          5.83

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.27)        (0.17)        (0.18)        (0.20)        (0.15)
Distributions (from realized gains).......................      (1.16)        (2.17)        (1.65)        (1.20)        (0.65)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.43)        (2.34)        (1.83)        (1.40)        (0.80)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $35.51        $34.27        $29.39        $24.31        $21.03
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................        8.1%         25.4%         28.7%         22.7%         36.8%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)......................  $1,396,995    $1,307,332      $999,929      $714,591      $519,891
Ratio of expenses to average net assets...................       0.81%         0.81%         0.81%         0.83%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       0.31%         0.59%         0.66%         0.90%         1.21%
Portfolio turnover rate...................................         49%           39%           61%           57%           83%

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SERIES B
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                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................    $ 39.81        $41.60        $35.40        $33.95        $26.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.83          0.72          0.83          0.79
Net gain (loss) on securities (realized & unrealized).....      (0.65)         2.60          8.47          5.16          7.16
                                                               ------         -----         -----         -----         -----
Total from investment operations..........................      (0.08)         3.43          9.19          5.99          7.95

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.85)        (0.71)        (0.86)        (0.78)        (0.54)
Distributions (from realized  gains)......................     (14.49)        (4.51)        (2.13)        (3.76)          ---
                                                               ------         -----         -----         -----         -----
Total distributions.......................................     (15.34)        (5.22)        (2.99)        (4.54)        (0.54)
                                                               ------         -----         -----         -----         -----
Net asset value end of period.............................    $ 24.39        $39.81        $41.60        $35.40        $33.95
                                                               ======         =====         =====         =====         =====
Total return (b)..........................................       1.5%          7.9%         26.5%         18.3%         30.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................  $1,051,832    $1,196,979    $1,198,302      $956,586      $795,113
Ratio of expenses to average net assets...................       0.82%         0.80%         0.83%         0.84%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       2.00%         2.02%         1.89%         2.56%         2.70%
Portfolio turnover rate...................................         73%          119%           62%           58%           94%

--------------------------------------------------------------------------------------------------------------------------------
SERIES C
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                             ---------------------------------------------------------------
                                                             1999(a)      1998(a)(e)     1997(e)      1996(a)(e)     1995(e)
                                                             -------      ----------     -------      ----------     -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.53        $12.53        $12.56        $12.34        $12.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.68          0.79          0.61          0.74
Net gain (loss) on securities (realized & unrealized).....      (0.01)        (0.06)        (0.15)         0.01         (0.08)
                                                               -------       -------       -------       -------       -------
Total from investment operations..........................       0.56          0.62          0.64          0.62          0.66

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $12.04        $12.53        $12.53        $12.56        $12.34
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       4.6%          5.1%          5.2%          5.1%          5.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $153,589      $128,083       $98,015      $128,672      $105,436
Ratio of expenses to average net assets...................       0.57%         0.57%         0.58%         0.58%         0.60%
Ratio of net investment income (loss) to average net
   assets.................................................       4.61%         4.99%         5.04%         4.89%         5.27%
Portfolio turnover rate...................................         ---           ---           ---           ---           ---

--------------------------------------------------------------------------------------------------------------------------------
SERIES D
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------
                                                               1999          1998          1997          1996          1995
                                                               ----          ----          ----          ----          ----
PER SHARE DATA
Net asset value beginning of period.......................     $ 6.74        $ 6.14        $ 6.14        $ 5.56        $ 5.07

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)..............................       0.02          0.03          0.04          0.03          0.05
Net gain (loss) on securities (realized & unrealized).....       3.29          1.18          0.38          0.93          0.50
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       3.31          1.21          0.42          0.96          0.55

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.09)        (0.13)        (0.20)          ---
Distributions (from realized  gains)......................      (0.97)        (0.52)        (0.29)        (0.18)        (0.06)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.97)        (0.61)        (0.42)        (0.38)        (0.06)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.08        $ 6.74        $ 6.14        $ 6.14        $ 5.56
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      53.7%         20.1%          6.5%         17.5%         10.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $525,748      $349,794      $285,782      $247,026      $177,781
Ratio of expenses to average net assets...................       1.21%         1.26%         1.24%         1.30%         1.31%
Ratio of net investment income (loss) to average net
   assets.................................................       0.32%         0.92%         0.74%         0.74%         0.90%
Portfolio turnover rate...................................         76%          166%          129%          115%          169%

--------------------------------------------------------------------------------------------------------------------------------
SERIES E
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.42        $12.25        $12.00        $12.86        $11.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.76          0.74          0.86          0.75          0.74
Net gain (loss) on securities (realized & unrealized).....      (1.22)         0.19          0.31         (0.85)         1.36
                                                               -------       -------       -------       -------       ------
Total from investment operations..........................      (0.46)         0.93          1.17         (0.10)         2.10

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
                                                                -----         -----         -----         -----         ------
Net asset value end of period.............................     $10.55        $12.42        $12.25        $12.00        $12.86
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      (3.8)%         8.0%         10.0%        (0.7)%         18.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $136,632      $154,722      $140,909      $134,041      $125,652
Ratio of expenses to average net assets...................       0.82%         0.83%         0.83%         0.83%         0.85%
Ratio of net investment income (loss) to average net
   assets.................................................       6.34%         6.31%         6.67%         6.77%         6.60%
Portfolio turnover rate...................................         25%           70%          106%          232%          180%

--------------------------------------------------------------------------------------------------------------------------------
SERIES J
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $22.51        $21.33        $18.25        $16.06        $13.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.05)        (0.04)        (0.03)        (0.04)         0.04
Net gain (loss) on securities (realized & unrealized).....      11.65          3.70          3.67          2.93          2.58
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      11.60          3.66          3.64          2.89          2.62

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.14)        (0.06)        (0.03)          ---
Distributions (from realized  gains)......................      (3.96)        (2.34)        (0.50)        (0.67)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (3.96)        (2.48)        (0.56)        (0.70)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $30.15        $22.51        $21.33        $18.25        $16.06
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      61.9%         18.0%         20.0%         18.0%         19.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $429,528      $271,281      $226,297      $148,421       $93,379
Ratio of expenses to average net assets...................       0.82%         0.82%         0.82%         0.84%         0.84%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.25)%       (0.21)%       (0.11)%       (0.21)%         0.26%
Portfolio turnover rate...................................         55%           94%          107%          123%          202%

--------------------------------------------------------------------------------------------------------------------------------
SERIES K
--------------------------------------------------------------------------------------------------------------------------------
                                                                       FISCAL YEAR ENDED DECEMBER 31
                                                          ---------------------------------------------------------
                                                               1999        1998(d)       1997(d)       1996(d)    1995(a)(c)(d)
                                                               ----        -------       -------       -------    -------------
PER SHARE DATA
Net asset value beginning of period.......................     $ 9.56        $10.06        $10.72        $10.22        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.79          1.02          1.12          0.90          0.54
Net gain (loss) on securities (realized & unrealized).....      (0.68)        (0.32)        (0.56)         0.50          0.22
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.11          0.70          0.56          1.40          0.76

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (1.02)        (0.94)        (0.77)        (0.47)
Distributions (from realized  gains)......................      (0.06)        (0.18)        (0.28)        (0.13)        (0.04)
Return of capital.........................................        ---           ---           ---           ---         (0.03)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.06)        (1.20)        (1.22)        (0.90)        (0.54)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.61        $ 9.56        $10.06        $10.72        $10.22
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       1.2%          6.9%          5.4%         13.7%          7.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $11,369       $13,028       $14,679       $12,720        $5,678
Ratio of expenses to average net assets...................       1.62%         1.13%         0.64%         0.84%         1.63%
Ratio of net investment income (loss) to average net
   assets.................................................       7.80%        10.85%         9.81%        10.79%        11.03%
Portfolio turnover rate...................................        208%           57%           85%           86%          127%

--------------------------------------------------------------------------------------------------------------------------------
SERIES M
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $12.87        $12.29        $12.05        $10.71        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.15          0.20          0.16          0.15          0.17
Net gain (loss) on securities (realized & unrealized).....       1.49          1.33          0.59          1.36          0.54
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       1.64          1.53          0.75          1.51          0.71

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.44)        (0.27)        (0.26)        (0.12)          ---
Distributions (from realized gains).......................      (0.98)        (0.68)        (0.25)        (0.05)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.42)        (0.95)        (0.51)        (0.17)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $13.09        $12.87        $12.29        $12.05        $10.71
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      14.0%         12.6%          6.2%         14.2%          7.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $44,034       $45,174       $48,379       $38,396       $15,976
Ratio of expenses to average net assets...................       1.36%         1.24%         1.26%         1.34%         1.94%
Ratio of net investment income (loss) to average net
   assets.................................................       1.09%         1.33%         1.71%         2.73%          3.2%
Portfolio turnover rate...................................        155%           49%           64%           40%          181%

--------------------------------------------------------------------------------------------------------------------------------
SERIES N
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                          -----------------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $16.01        $13.88        $12.02        $10.73        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.38          0.26          0.24          0.19          0.16
Net gain (loss) on securities (realized & unrealized).....       1.15          2.26          1.96          1.18          0.57
                                                               -------       -------       -------       -------       ------
Total from investment operations..........................       1.53          2.52          2.20          1.37          0.73

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.60)        (0.24)        (0.21)        (0.07)          ---
Distributions (from realized  gains)......................        ---         (0.15)        (0.13)        (0.01)          ---
                                                             ---------       -------       -------       -------     --------
Total distributions.......................................      (0.60)        (0.39)        (0.34)        (0.08)          ---
                                                               -------       -------       -------       -------     --------
Net asset value end of period.............................     $16.94        $16.01        $13.88        $12.02        $10.73
                                                                ======        ======        ======        ======        =====
Total return (b)..........................................       9.7%         18.4%         18.4%         12.8%          7.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $98,487       $76,121       $38,182       $23,345       $10,580
Ratio of expenses to average net assets...................       1.17%         1.22%         1.35%         1.45%         1.90%
Ratio of net investment income (loss) to average net
   assets.................................................       2.45%         2.49%         2.71%         2.67%          2.8%

Portfolio turnover rate...................................         24%           10%           28%           41%           26%

--------------------------------------------------------------------------------------------------------------------------------
SERIES O
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $18.35        $17.62        $14.01        $11.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.30          0.29          0.19          0.17          0.17
Net gain (loss) on securities (realized & unrealized).....       0.19          1.30          3.77          2.17          1.53
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.49          1.59          3.96          2.34          1.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.59)        (0.25)        (0.14)        (0.03)          ---
Distributions (from realized  gains)......................      (0.98)        (0.61)        (0.21)          ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.57)        (0.86)        (0.35)        (0.03)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $17.27        $18.35        $17.62        $14.01        $11.70
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       3.1%          9.0%         28.4%         20.0%         17.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $207,022      $204,070      $150,391       $62,377       $13,528
Ratio of expenses to average net assets...................       1.09%         1.08%         1.09%         1.15%         1.40%
Ratio of net investment income (loss) to average net
   assets.................................................       1.66%         1.93%         2.31%         2.62%          3.0%
Portfolio turnover rate...................................         35%           20%           21%           22%            3%

--------------------------------------------------------------------------------------------------------------------------------
SERIES S
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $28.40        $22.25        $19.08        $16.49        $12.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.07          0.09          0.06          0.03          0.09
Net gain (loss) on securities (realized & unrealized).....       4.60          6.78          4.21          3.07          3.51
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       4.67          6.87          4.27          3.10          3.60

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.16)        (0.06)        (0.04)        (0.08)        (0.08)
Distributions (from realized  gains)......................      (1.20)        (0.66)        (1.06)        (0.43)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.36)        (0.72)        (1.10)        (0.51)        (0.08)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $31.71        $28.40        $22.25        $19.08        $16.49
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      17.2%         31.4%         22.7%         18.8%         27.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $236,576      $152,641       $89,332       $57,497       $36,830
Ratio of expenses to average net assets...................       0.82%         0.82%         0.83%         0.84%         0.86%
Ratio of net investment income (loss) to average net
   assets.................................................       0.29%         0.47%         0.35%         0.30%         0.75%
Portfolio turnover rate...................................         24%           23%           49%           67%          122%
--------------------------------------------------------------------------------------------------------------------------------

 (a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

 (b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

 (c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (d) Fund expenses for Series K were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

-------------------------------------------------------------------------
               1995        1996         1997        1998        1999
-------------------------------------------------------------------------
Series K      2.03%        1.59%       1.39%       1.66%        ---
-------------------------------------------------------------------------

 (e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

-------------------------------------------------------------
               1995        1996         1997        1998
-------------------------------------------------------------
Series A      0.83%        0.83%       0.81%       0.81%
Series B      0.83%        0.84%       0.83%       0.80%
Series C      0.60%        0.58%       0.58%       0.57%
Series E      0.85%        0.83%       0.83%       0.83%
Series J      0.83%        0.84%       0.82%       0.82%
Series S      0.84%        0.84%       0.83%       0.82%
-------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

  SEC:  On the EDGAR Database at http://www.sec.gov

  SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund..................................    811-02753

--------------------------------------------------------------------------------
SBL FUND
Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001
(785) 431-3127
(800) 888-2461




This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the SBL Fund Prospectus dated May 1, 2000, as it may be supplemented from time to time. A Prospectus may be obtained by writing the Fund, 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.




STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2000
RELATING TO THE SBL FUND PROSPECTUS DATED MAY 1, 2000 AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York 11245


State Street Bank & Trust Company
225 Franklin
Boston, Massachusetts 02110


INDEPENDENT AUDITORS

Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                     TABLE OF CONTENTS

WHAT IS SBL FUND?...........................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES............................   3
   Series A (Equity Series).................................................   4
   Series B (Large Cap Value Series)........................................   4
   Series C (Money Market Series)...........................................   5
   Series D (Global Series).................................................   7
   Series E (Diversified Income Series).....................................   9
   Series G (Large Cap Growth Series).......................................  10
   Series H (Enhanced Index Series).........................................  11
   Series I (International Series)..........................................  13
   Series J (Mid Cap Growth Series).........................................  15
   Series K (Global Strategic Income Series)................................  16
   Series L (Capital Growth Series).........................................  21
   Series M (Global Total Return Series)....................................  22
   Series N (Managed Asset Allocation Series)...............................  23
   Series O (Equity Income Series)..........................................  27
   Series P (High Yield Series).............................................  28
   Series Q (Small Cap Value Series)........................................  30
   Series S (Social Awareness Series).......................................  30
   Series T (Technology Series).............................................  31
   Series V (Mid Cap Value Series)..........................................  32
   Series W (Main Street Growth and Income(R) Series).......................  33
   Series X (Small Cap Growth Series).......................................  33
   Series Y (Select 25 Series)..............................................  35
INVESTMENT METHODS AND RISK FACTORS.........................................  35
   American Depositary Receipts.............................................  36
   Shares of Other Investment Companies.....................................  36
   Repurchase Agreements....................................................  36
   Real Estate Securities...................................................  37
   Debt Obligations.........................................................  38
   Special Risks Associated with Low-Rated and
     Comparable Unrated Debt Securities.....................................  38
   Put and Call Options.....................................................  40
   Trading in Futures.......................................................  44
   Swaps, Caps, Floors and Collars..........................................  50
   Spread Transactions......................................................  51
   Hybrid Instruments.......................................................  51
   Lending of Portfolio Securities..........................................  52
   Other Lending/Borrowing..................................................  52
   Zero Coupon Securities...................................................  52
   When-Issued Securities...................................................  53
   Mortgage-Backed Securities...............................................  53
   Asset-Backed Securities..................................................  54
   Guaranteed Investment Contracts ("GICs").................................  56
   Restricted Securities....................................................  56
   Warrants.................................................................  56
   Certain Risks of Foreign Investing.......................................  56
INVESTMENT POLICY LIMITATIONS...............................................  60
OFFICERS AND DIRECTORS......................................................  61
REMUNERATION OF DIRECTORS AND OTHERS........................................  63
SALE AND REDEMPTION OF SHARES...............................................  63
INVESTMENT MANAGEMENT.......................................................  64
   Portfolio Management.....................................................  68
   Code of Ethics...........................................................  70
PORTFOLIO TURNOVER..........................................................  71
BROKERAGE ENHANCEMENT PLAN..................................................  71
DETERMINATION OF NET ASSET VALUE............................................  72
PORTFOLIO TRANSACTIONS......................................................  73
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................  74
   Code Section 817(h) Diversification......................................  75
   Passive Foreign Investment Companies.....................................  75
   Options, Futures and Forward Contracts and Swap Agreements...............  76
   Market Discount..........................................................  76
   Original Issue Discount..................................................  77
   Constructive Sales.......................................................  77
   Foreign Taxation.........................................................  77
   Foreign Currency Transactions............................................  77
   Distributions............................................................  77
   Other Taxes..............................................................  77
OWNERSHIP AND MANAGEMENT....................................................  77
CAPITAL STOCK AND VOTING....................................................  78
CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT........................  78
INDEPENDENT AUDITORS........................................................  78
PERFORMANCE INFORMATION.....................................................  78
FINANCIAL STATEMENTS........................................................  80
APPENDIX A
   Description of Short-Term Instruments....................................  81
   Description of Commercial Paper Ratings..................................  81
   Description of Corporate Bond Ratings....................................  81

WHAT IS SBL FUND?

SBL Fund (the "Fund"), a Kansas corporation, was organized by Security Benefit Life Insurance Company ("SBL") on May 26, 1977, and serves as the investment vehicle for certain SBL variable annuity and variable life insurance separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund or to reject any offer.

The Fund is an open-end management investment company of the series type registered under the Investment Company Act of 1940, which currently issues its shares in twenty two series: Series A, Series B, Series C, Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series S, Series T, Series V, Series W, Series X and Series Y ("Series"). The assets of each Series are held separate from the assets of the other Series and each Series has investment objectives which differ from those of the other Series.

SBL, organized originally as a fraternal benefit society under the laws of the State of Kansas, commenced business February 22, 1892, and became a mutual life insurance company under its present name on January 2, 1950. It became a stock company under a mutual holding company structure on July 31, 1998. Its home office is located at 700 SW Harrison Street, Topeka, Kansas 66636-0001. SBL is licensed in the District of Columbia and all states except New York.

All investment companies are required to operate within the limitations imposed by their fundamental investment policies. (See "Investment Objectives and Policies of the Series," this page, and "Investment Policy Limitations," page 60.)


As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio (other than Series G and Series T, which are non-diversified portfolios within the meaning of the Investment Company Act of 1940) under professional management, and the value of shares held by SBL's separate accounts will fluctuate with changes in the value of the Series' portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value. (See "Sale and Redemption of Shares," page 63.)

Professional investment advice is provided to the Fund and to each Series by Security Management Company, LLC (the "Investment Manager"), which is ultimately controlled by SBL. The Investment Manager has engaged OppenheimerFunds, Inc. ("Oppenheimer") to provide investment advisory services to Series D and Series W of the Fund. The Investment Manager has engaged Bankers Trust Company ("Bankers Trust") to provide investment advisory services to Series H and I of the Fund. The Investment Manager has engaged Wellington Management Company, LLP ("Wellington Management") to provide investment advisory services to Series K, M and T of the Fund. The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series N and
O. The Investment Manager has engaged Strong Capital Management, Inc. ("Strong") to provide investment advisory services to Series Q and X. The Investment
Manager has engaged Alliance Capital Management L.P. to provide investment advisory services to Series L.


Pursuant to an investment advisory contract with the Fund, the Investment Manager is paid an annual advisory fee of .75% of the average net assets of Series A, Series B, Series E, Series H, Series S, Series J, Series K, Series P, Series V and Series Y; .5% of the average net assets of Series C; 1.00% of the average net assets of Series D, Series G, Series L, Series M, Series N, Series O, Series Q, Series T, Series W and Series X; and 1.10% of the average net assets of Series I, computed daily and payable monthly. The Investment Manager has agreed that the total annual expenses of each Series (including the management compensation but excluding brokerage commissions, interest, taxes and extraordinary expenses) will not exceed any expense limitation imposed by any state. (See page 64 for a discussion of the Investment Manager and the Investment Advisory Contract.) The Fund also receives administrative, accounting and transfer agency services from the Investment Manager for which the Fund pays a fee.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such objectives will be achieved. The objectives and policies, except those enumerated under "Investment Policy Limitations," page 60, may be modified at any time without stockholder approval.

To comply with regulations under Section 817(h) of the Internal Revenue Code, each Series of the SBL Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. Government securities, each U.S. Government agency and instrumentality is to be treated as a separate issuer.

SERIES A (EQUITY SERIES) -- The investment objective of Series A is to seek long-term capital growth by investing in those securities which, in the opinion of the Investment Manager, have the most long-term capital growth potential. Series A seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts (ADRs) or securities with common stock characteristics, such as securities convertible into common stocks. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." Series A may also invest in preferred stocks, bonds and other debt securities. Income potential will be considered to the extent doing so is consistent with Series A's investment objective of long-term capital growth. Series A may invest its assets temporarily in cash and money market instruments for defensive purposes. Series A invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits.


Series A may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. Series A may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

From time to time, Series A may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series A will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Series A may also invest up to 5% of its total assets in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date. Series A may also invest in options and futures contracts.


SERIES B (LARGE CAP VALUE SERIES) -- The investment objective of Series B is to provide long-term growth of capital with secondary emphasis on income. Assets of the Series may be invested in various types of securities, which may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars;
(vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds") and zero coupon securities. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." From time to time, Series B may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

With respect to its investment in debt securities, there is no percentage limitation on the amount of Series B's assets that may be invested within any particular rating classification. Series B may invest in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. Securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. (See the Appendix for a description of the various bond ratings utilized by the rating services.) However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Series B will invest in lower rated securities and unrated securities of comparable quality, the achievement of the Series' investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.


To the extent that Series B invests in the high yield, high risk bonds described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Series to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. See the discussion of the risks associated with investing in high yield bonds under "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Bonds." The Series may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10% of its net assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."


The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of the portfolio, as an efficient means of adjusting its exposure to the stock market or to increase returns. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. Futures contracts, options and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

The Series may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

The Series also may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

As discussed above, Series B may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Series expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P and the majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of the Series' Investment Manager than would be the case if the Series were to invest only in higher quality bonds. See the discussion of the risks associated with investing in foreign securities, emerging markets, and Brady Bonds under "Investment Methods and Risk Factors."

SERIES C (MONEY MARKET SERIES) -- The investment objective of Series C is to seek as high a level of current income as is consistent with preservation of capital. The Series will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. The Series may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. The Series may invest in money market instruments with maturities of not longer than thirteen months, consisting of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Corporation, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by Standard & Poor's, subject to the limitations on investment in instruments in the second-highest rating category, discussed below. (See the Appendix for a description of the commercial paper and corporate bond ratings.)

Series C may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. The Series does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which generally allows the Series to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.


Series C may also invest in guaranteed investment contracts ("GICs") issued by insurance companies subject to the Series' policy that not more than 10% of the total net assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of GICs.


Certain of the securities acquired by Series C may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Rule 144A, adopted by the Securities and Exchange Commission in 1990, provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with its investment policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. Investing in Rule 144A securities may have the effect of increasing the amount of the Series' assets invested in illiquid assets. See "Investment Methods and Risk Factors" - "Restricted Securities."

Series C may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by Standard & Poor's) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

Series C may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Series may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Series has no more than one such investment outstanding at any time. In the event that an instrument acquired by the Series is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument is acquired by the Series that ceases to be eligible for the Series, the Investment Manager will promptly dispose of such security in an orderly manner, unless the Board of Directors determines that this would not be in the best interests of the Series.

While Series C does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changed economic conditions or the financial condition of the issuer, or for other reasons.

Series C will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While investing only in high quality money market instruments, investment in Series C is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the net asset value per share. (See "Determination of Net Asset Value," page 72.) To reduce the effect of fluctuating interest rates on the net asset value of its shares, Series C intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations. See the Appendix for a description of the principal types of securities and instruments in which Series C will invest.

SERIES D (GLOBAL SERIES) -- The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Series D will seek to achieve its objective through investment in a diversified portfolio of securities which will consist primarily of all types of common stocks, which may include ADRs, and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). See "Investment Methods and Risk Factors" - "American Depositary Receipts." Series D may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and U.S. Government and foreign governments, governmental agencies and international organizations. The Series may also invest in real estate investment trusts (REITs). For a full description of the Series' investment objective and policies, see the Prospectus.


Certain of the securities purchased by Series D may be restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10% of total net assets will be invested in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. In making this determination, the Investment Manager, under the supervision of the Board of Directors, will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, Series D's holdings of illiquid securities will be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities, and there may be undesirable delays in selling illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."

In seeking to achieve its investment objective, Series D can, but is not required, to engage in the following investment practices:

TRANSACTION HEDGING. When Series D enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, Series D will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Series may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, Series D can, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, Series D will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging." To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, Series D can purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Series purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.


Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of Series D's portfolio or securities or prevent loss if the price of such securities should decline.


PORTFOLIO HEDGING. Some or all of Series D's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Series' Sub-Adviser, OppenheimerFunds, Inc. ("Oppenheimer"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Series D can enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Series' portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). Series D, for hedging purposes only, can also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Oppenheimer expects to increase in value relative to the United States dollar. Series D will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Oppenheimer. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Series seeks to limit its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The precise matching of the amounts under forward contracts and the value of its securities involved will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.


FORWARD COMMITMENTS. Series D may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Series D, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of Series D's other assets. Although the Series will enter into such contracts with the intention of acquiring the securities, Series D may dispose of a commitment prior to settlement if Oppenheimer deems it appropriate to do so. Series D may realize short-term profits or losses upon the sale of forward commitments.


COVERED CALL OPTIONS. The Series can buy and sell certain kinds of put and call options. Series D may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Oppenheimer believes that the call premium received by the Series, plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. Up to 25% of the Series' total assets may be subject to written calls. Series D can purchase put and call options written by others. Series D intends to limit such transactions to less than 5% of total Series assets. See the discussion of writing covered call options under "Investment Methods and Risk Factors."

SERIES E (DIVERSIFIED INCOME SERIES) -- The investment objective of Series E is to provide current income with security of principal. In pursuing its investment objective, the Series will invest in a broad range of debt securities, including
(i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs"); (viii) investment grade asset-backed securities; (ix) zero coupon securities and (x) interest rate and total return swap agreements. It is anticipated that the Series will maintain a dollar weighted average duration of 4 to 10 years.


Series E may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

Series E may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Series will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

U.S. Government securities are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. These include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies in instrumentalities of the U.S. Government. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The diversification rules under Section 817(h) of the Internal Revenue Code limit the ability of Series E to invest more than 55% of its assets in the securities of any one U.S. Government agency or instrumentality.

Series E may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, and Canadian corporate debt securities. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

For fixed-income securities such as corporate debt securities or U.S. Government securities, the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

Series E may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Series also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Series' investments in foreign securities, including Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.


Series E may invest without limit in investment grade mortgage-backed securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors." Series E may also invest without limit in investment grade asset-backed securities. For a discussion of the different types of asset-backed securities and their associated risks, see "Investment Methods and Risk Factors."

The Series may enter into interest rate and total return swap agreements. Series E may buy and sell futures contracts, exchange-traded and over-the-counter put and call options, including index options, securities options, and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Series will not exceed 5% of the Series' total assets. The Series may write only covered put and call options.


The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

Series E may acquire certain securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

Series E may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors" - "When-Issued Securities."

Series E may, for defensive purposes, invest part or all of its assets in money market instruments such as those appropriate for investment by Series C.


SERIES G (LARGE CAP GROWTH SERIES) -- The investment objective of Series G is long-term capital growth. It pursues this objective by primarily investing in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Series invests primarily in a portfolio of common stocks, which may include American Depositary Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible into common stocks. The Series also may invest in preferred stocks, bonds and other debt securities. Since investments are made based on their potential for long-term capital growth, any current income that the Series may earn is expected to be incidental to the objective of long-term capital growth. Series G invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. The Series defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Series is non-diversified within the meaning of the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified series. In addition, Series G is permitted to concentrate its investments in a particular industry or group of industries, though it has no present intention to do so.


The Investment Manager uses a growth-oriented strategy to choose stocks, which means that is invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities include U.S. government securities, foreign debt securities that are denominated in U.S. dollars and high yield securities (also referred to as "junk bonds"). Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series G may purchase securities that have not been registered under the federal securities laws, provided that the securities are eligible for resale pursuant to Rule 144A.

The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market or to increase returns. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices.

From time to time, the Series may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. The Series will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. The Series also may invest in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date. For a discussion of the risks associated with the securities and investment techniques available to Series G, see the "Investment Methods and Risk Factors" section of this statement of additional information.

SERIES H (ENHANCED INDEX SERIES) -- The investment objective of the Series is to outperform the Standard & Poor's 500 Composite Stock Price index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.


The Series will primarily include the common stock of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-Adviser, Bankers Trust Company, believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.


In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-Adviser determines whether the Series should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Series will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, the Sub-Adviser may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Series in any amount. As an operating policy, under normal market conditions, the Series will invest at least 80% of its assets in equity securities of companies in the index and in futures contracts representative of the stocks in the index. The Sub-Adviser intends to monitor the sector and security weightings of the Series relative to the composition of the S&P 500 Index. As noted in the prospectus, the Sub-Adviser will overweight and underweight securities in the index based on whether they believe a stock will generate returns that will exceed or be less than the index. While the Series seeks to modestly outperform the S&P 500 Index, the Series expects that its returns will have a coefficient correlation of .90% to the S&P 500 Index. The Sub-Adviser believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of the Series will not be materially different than risk of the S&P 500 itself.

The Sub-Adviser will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500.

ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the NYSE. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc.

The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

INVESTMENT CONSIDERATIONS. The Series may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Series invests primarily for growth. The Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

As a mutual fund investing primarily in common stocks, the Series is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As a diversified mutual fund, no more than 5% of the assets of the Series may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Series' assets may be invested without regard to this limitation. The Series will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Series' ability to achieve its objective may be impaired. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash fund for management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. See "Investment Methods and Risk Factors" for more information about futures, options and warrants.

The following discussion contains more detailed information about types of instruments in which the Series may invest and strategies the Sub-Adviser may employ in pursuit of the Series' investment objective.

OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the S&P 500, the Series may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like a fixed income investment because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, the Series may enter into securities index futures contracts and/or related options as described in this statement of additional information in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for the Series without materially increasing the risk to which the Series is subject, there can be no assurance that the strategy will achieve its intended results.

SHORT-TERM INSTRUMENTS. When the Series experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Series' investment objective are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS. The Series may invest in obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Series must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Series may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Series may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. See "Investment Methods and Risk Factors" - "When Issued Securities" for more information.

EQUITY INVESTMENTS. The Series may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

REVERSE REPURCHASE AGREEMENTS. The Series may borrow for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Series.

CONVERTIBLE SECURITIES. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

DERIVATIVES. The Series may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Series will only use derivatives for hedging purposes. While derivatives can be used as leveraged investments, the Series may not use them to leverage its net assets. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Series. The Series will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect against potential market declines. See "Investment Methods and Risk Factors" for more information about options and futures.

SERIES I (INTERNATIONAL SERIES) -- The investment objective of the Series is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Series invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Series will be achieved.

The Series is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

The Series is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

The value of the Series' investments varies based upon many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Series' share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

The following is a discussion of the various investments of and techniques employed by the Series. Additional information about the investment policies of the Series appears in "Investment Methods and Risk Factors" herein.

Under normal circumstances, the Series will invest at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Series may also invest in securities of issuers in underdeveloped countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust Company ("Bankers Trust"), believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in at least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Investment Objectives and Risk Factors" - "Certain Risks of Foreign Investing" herein.

The Series' investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, management strength, earnings quality, underlying asset value, relative market value and overall marketability. The Series may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Series may choose to invest only at the market level through use of options or futures based upon an established index of securities issued by local issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investments are more fully described below.

The remainder of the Series' assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions discussed in more detail below.

The Series invests primarily in common stocks and other securities with equity characteristics. For purposes of the Series' policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Series invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

The Series may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed deliver securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. See "Investment Methods and Risk Factors" for further information.

The Series intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Series' assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in Banker Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Series experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Series' investment objective are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such rating are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instrument may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by Bankers Trust. For more information on these rating categories see the "Appendix".

As a diversified mutual fund, no more than 5% of the assets of the Series may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Series' assets may be invested without regard to this limitation. The Series will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Series which may not be changed without shareholder approval. No more than 15% of the Series' net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).

SERIES J (MID CAP GROWTH SERIES) -- The investment objective of Series J is to seek capital appreciation by investing in a diversified portfolio of common stocks (which may include ADRs), preferred stocks, debt securities, and securities convertible into common stocks. See "Investment Methods and Risk Factors" - "American Depositary Receipts." On a temporary basis, there may be times when Series J may invest its assets in cash or money market instruments for defensive purposes.

Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential.
Current income will not be a factor in selecting investments, and any such income should be considered incidental. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. These companies often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a small or inexperienced management team. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.

Series  J  may  also  invest  in  larger  companies  where   opportunities   for
above-average capital appreciation appear favorable.

Series J may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series J will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. See "Investment Methods and Risk Factors" - "When-Issued Securities."

The Series may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. Futures contracts (and options thereon) and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

In seeking capital appreciation, Series J may, during certain periods, trade to a substantial degree in securities for the short term. That is, the Series may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- The primary investment objective of Series K is to provide high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets.

The Series' fixed income investments normally consist of (i) fixed income securities issued or guaranteed by U.S. or foreign governments or any of their political subdivisions, authorities, agencies or instrumentalities, or by supranational entities (international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development); (ii) corporate fixed income securities issued by U.S. or foreign companies and denominated in the U.S. dollar or foreign currencies; (iii) foreign or domestic bank obligations, including certificates of deposit, bankers' acceptances and time deposits; (iv) commercial paper issued by foreign or domestic companies, (v) convertible debt securities and equity securities or other equity interests obtained on conversion from such convertible debt securities, (vi) mortgage-backed, asset-backed and other similar securities, and
(vii) collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities. The Series may also invest in preferred stock. The Series may also invest in futures and options for purposes of adjusting country exposure, hedging or income enhancement.

The Series may invest in debt securities of any quality, including investment grade and high yield debt securities. Investment grade securities are those rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or unrated securities that are deemed to be of comparable quality by the Sub-Adviser. High yield debt securities (also known as "junk bonds") are those rated at the time of purchase below Baa by Moody's or BBB by S&P, or unrated securities that are deemed to be of comparable quality by the Sub-Adviser. Investment grade securities rated at or below BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments.

The Sub-Adviser monitors emerging markets continuously for changing economic and political circumstances involving such countries. In determining the appropriate distribution of investments among various countries and geographic regions for the Series, the Sub-Adviser analyzes the risk/reward profile of all investments and ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

A portion of Series K's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rates between such foreign currencies and the U.S. dollar. The Series will seek to protect against currency exchange rate changes that are adverse to its foreign currency positions by hedging selected investments to the U.S. dollar.

In order to limit or reduce exposure in a foreign currency, Series K will enter into forward foreign currency exchange contracts by which the U.S. dollar value of underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the U.S. dollar value of the Series' portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). Series K will also enter into forward currency exchange contracts on an opportunistic basis to increase its exposure to a foreign currency that the Sub-Adviser expects will increase in value relative to the U.S. dollar. Series K will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Sub-Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

For a discussion of the additional risks associated with investment in foreign securities, including currency risk, see "Investment Methods and Risk Factors."

The Series may invest in mortgage-related and asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. For a discussion of mortgage-related and asset-backed securities and the risks associated with such securities, see "Investment Methods and Risk Factors."

The Series may also invest in zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

The Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of supranational organizations; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Series may take advantage of other investment instruments developed in the future to the extent that they are consistent with its investment objective and strategies and applicable legal and regulatory requirements.

SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, the Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

COMMERCIAL BANK OBLIGATIONS. For the purposes of the Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respect from those of investments in obligations of domestic issuers.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Series intends to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-Adviser to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of such counterparties.

The Series will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Series would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Series' ability to sell the collateral and the Series could suffer a loss. The Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

The Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. The Series will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

FORWARD COMMITMENTS. The Series may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Series holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Series enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Series' other assets. Where such purchases are made through dealers, the Series relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Series of an advantageous yield or price. Although the Series will generally enter into forward commitments with the intention of acquiring securities for the Series or for delivery pursuant to options contracts it has entered into, the Series may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. The Series may realize short-term profits or losses upon the sale of forward commitments.

BORROWING. The Series' operating policy on borrowing provides that the Series will not borrow money in order to purchase securities and the Series may borrow up to 5% of its total assets for temporary or emergency purposes and to meet redemptions. This policy may be changed by the Fund's Board of Directors. Any borrowing by the Series may cause greater fluctuation in the value of its shares than would be the case if the Series did not borrow.

SHORT SALES. The Series is authorized to make short sales. A short sale is a transaction in which the Series sells a security or currency in anticipation that the market price of that security or currency will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series may also enter into short sales of securities and currencies in order to hedge the currency exchange risk associated with assets denominated in foreign currencies, adjust the portfolio's exposure to a particular currency, manage risk or enhance income, or as a substitute for purchasing or selling securities. The loss to the Series could be substantial if the price of the security or currency sold short does not decline in value.

In a short sale of securities, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities purchased pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-Adviser in accordance with procedures approved by the Fund's Board of Directors. The Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security;
(iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-Adviser will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.

OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES.

WRITING COVERED CALL OPTIONS. The Series may write (sell) covered call options and purchase options to close out options previously written by the Series. Covered call options generally will be written on securities and currencies which in the opinion of the Sub-Adviser are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Series. The Sub-Adviser and the Series believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Series will not do. For more information about writing covered call options, see the discussion under "Investment Methods and Risk Factors."

WRITING COVERED PUT OPTIONS. The Series may write covered put options and purchase options to close out options previously written by the Series. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. See the discussion of writing covered put options under "Investment Methods and Risk Factors."

PURCHASING PUT OPTIONS. The Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. See the discussion of purchases of put options under "Investment Methods and Risk Factors."

The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS. The Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. For a discussion of purchases of call options, see "Investment Methods and Risk Factors."

The Series may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options to be illiquid securities. The Series will not purchase an OTC option unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Series may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. The Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Series will enter into Futures Contracts which are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Series' exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts. A Futures Contract generally provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding. For a discussion of Futures Contracts and the risks associated with investing in Futures Contracts, see "Investment Methods and Risk Factors."

In the case of a Futures Contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. For a discussion of options on Futures Contracts and associated risks, see "Investment Methods and Risk Factors."

FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The Series will utilize Forward Contracts only on a covered basis. See the discussion of such contracts and related options under "Investment Methods and Risk Factors."

INTEREST RATE AND CURRENCY SWAPS. The Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Investment Manager and the Series believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

SERIES L (CAPTIAL GROWTH SERIES) -- The objective of Series L is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Series will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%.

In seeking its investment goal, the Series invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Series' Sub-Adviser, Alliance Capital Management, L.P. ("Alliance") are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Series' investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Series' net assets. The Series thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Series emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance expects the average weighted market capitalization of companies represented in the Series' portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Series' investment objective will be met.

Alliance expects that, under normal circumstances, the Series will invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Series defines American companies to be entities (i) that are organized under the laws of the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

The Series may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Series' total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Series may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

SPECIAL SITUATIONS. Series L will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general businessditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES. Series L may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Series to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Series. However, if the Series has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Series generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

OPTIONS. Series L may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options.

It is the Series' policy not to write a call option if the premium to be received by the Series in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Series must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Series will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of Alliance.

Series L will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Series' securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Series' total assets. The Series will not sell any call option if such sale would result in more than 10% of the Series' assets being committed to call options written by the Series which, at the time of sale by the Series, have a remaining term of more than 100 days. For a discussion of the risks associated with using options, see "Investment Methods and Risk Factors."

SERIES M (GLOBAL TOTAL RETURN SERIES) -- The investment objective of Series M is high total return, consisting of capital appreciation and current income. Through the Sub-Adviser's security selection of global equity and fixed income securities and global asset allocation, the Series seeks to exceed the total return of a blended benchmark consisting of 80% MSCI World Equity Index in U.S. dollars and 20% Salomon Brothers World Government Bond Index in U.S. dollars. The Series has the flexibility to invest in any region of the world. For a discussion of the additional risks associated with investment in foreign securities, including currency risk, see "Investment Methods and Risk Factors."

Management of the Series includes selection of equity and fixed income securities as well as asset allocation functions. Derivative instruments may be utilized to implement asset allocation decisions, adjust exposure to a particular currency, manage risk and enhance income.

ASSET ALLOCATION. The Series' Sub-Adviser, Wellington Management Company, LLP, conducts fundamental and quantitative investment research, and uses this research to allocate the Series' assets among global investment opportunities. The Series' exposure to country, stock, bond and currency markets is based on a fundamental assessment of the relative attractiveness of each asset class and currency as well as the associated risks. Four key elements determine the relative attractiveness of financial markets: valuation, economic environment, interest rates, and market interrelationships. The relative importance of the factors is determined by an analytical process that captures the unique differences between countries and currencies. Asset allocation exposures are determined by a disciplined portfolio management system that balances portfolio expected return with the risks associated with the exposures.

EQUITY INVESTMENTS. The Sub-Adviser uses proprietary techniques to affirm its fundamental evaluation of equity securities. These quantitative techniques consist of: valuation analysis, which includes the use of a dividend discount model and cash flow analysis, and momentum analysis, which includes an assessment of a company's earnings momentum and stock price momentum. These quantitative techniques identify those securities that are: attractive from the fundamental perspective, inexpensive based on the quantitative valuation factors, and timely according to the quantitative momentum factors. The Series' equity investments consist of common stocks and other securities with equity characteristics such as preferred stock, convertible securities, warrants and rights, as well as domestic, European or global depositary receipts. For a discussion of depositary receipts, see "Investment Methods and Risk Factors."

FIXED INCOME INVESTMENTS. Global bond investments are allocated among various issuers, geographic regions, and currency denominations. Extensive in-house credit research, currency assessment, and focused fixed income analysis identifies global opportunities to enhance return.

The Series' may enter into any of the investments and strategies permitted for the Series K.

The Series may invest in fixed income securities of any quality, including investment grade and high yield debt securities. Investment grade securities are those rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or unrated securities that are deemed to be of comparable quality by the Sub-Adviser. High yield debt securities (also known as "junk bonds") are those rated at the time of purchase below Baa by Moody's or BBB by S&P, or unrated securities that are deemed to be of comparable quality by the Sub-Adviser. Non-investment grade securities rated at or below BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments.

For a discussion of the additional risks associated with investment in foreign securities, including currency risk, see "Investment Methods and Risk Factors."

DERIVATIVE INSTRUMENTS. The Series may enter into futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts. See the discussion of such contracts and related options under "Investment Methods and Risk Factors."

To manage currency risk, enhance return, facilitate the purchase and sale of foreign securities, and implement allocation policies, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Forward currency transactions involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors."

Options, futures contracts, options on futures, currency forwards and other derivative instruments may not always be successful strategies and their prices can be highly volatile. Using these instruments could lower the Series' total return and the potential loss from the use of such instruments can exceed the Series' initial investment in such vehicles. The Series will not use derivative instruments for leveraging purposes.

REPURCHASE AGREEMENTS. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-Adviser to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of such counterparties. The Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

The Series may invest in any of the derivative instruments and money market instruments permitted for the Series K. In addition, the Series may take advantage of other investment instruments developed in the future to the extent that they are consistent with its investment objective and strategies and applicable legal and regulatory requirements.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities.

The Series is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Over the long term, the Series expects to allocate its assets so that approximately 40% of such assets will be in the fixed income sector (as defined below) and approximately 60% in the equity sector (as defined below). This mix may vary over shorter time periods within the ranges set forth below:

                 --------------------------------------------
                                                     RANGE
                 --------------------------------------------
                  Fixed Income Sector                30-50%
                  Equity Sector                      50-70%
                 --------------------------------------------

The primary consideration in varying from the 60-40 allocation will be the outlook of the Series' Sub-Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. There is, of course no guarantee that T. Rowe Price's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes.


Assets allocated to the fixed income portion of the Series primarily will be invested in U.S. and foreign investment grade bonds, high yield bonds, short-term investments and currencies, as needed to gain exposure to foreign markets. Assets allocated to the equity portion of the Series will be allocated among U.S. and non-dollar large, medium and small-cap companies, currencies and futures.


The Series' fixed income sector will be allocated among investment grade, high yield, U.S. and non-dollar debt securities and currencies generally within the ranges indicated below:

                  --------------------------------------------
                                                       RANGE
                  --------------------------------------------
                   Investment Grade                   50-100%
                   High Yield                          0-30%
                   Non-dollar                          0-30%
                   Cash Reserves                       0-20%
                  --------------------------------------------


Investment  grade debt  securities  include long,  intermediate  and  short-term investment  grade  debt  securities  (e.g.,  AAA,  AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by T. Rowe Price). Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies of at least three countries. See "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Quality will generally range from lower-medium to low and the Series may also purchase bonds in default if, in the opinion of T. Rowe Price, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by T. Rowe Price. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

While the maturities of the fixed income securities will vary with T. Rowe Price's view of market conditions, the weighted average maturity of the fixed income portion as a whole (except for cash reserves) is expected to be in the range of 7-12 years.

The Series' equity sector will be allocated among large and small capitalization
("Large  Cap"  and  "Small  Cap"  respectively),   U.S.  and  non-dollar  equity
securities, currencies and futures.

Large Cap securities generally include stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income. The Series exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the portfolio.

Non-dollar securities, which may compromise up to 35% of the equity portfolio of the Series, include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, see "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing."


Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.


Medium and small cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with smaller companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.


The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors" - "Currency Fluctuations." To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors" - "Forward Currency Contracts and Related Options" and "Purchase and Sale of Currency Futures Contracts and Related Options." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.


The Series' investments include, but are not limited to, equity and fixed income securities of various types and the Series may utilize the investment methods and investment vehicles described below.


The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" -- "Hybrid Instruments."

The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of
1933). Series N may invest in securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. For a discussion of restricted and when-issued securities, see "Investment Methods and Risk Factors."

The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series may also invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.


While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as T. Rowe Price believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including shares of the Reserve Investment Fund, a T. Rowe Price money market fund established for the exclusive use of the
T. Rowe Price family of mutual funds and other clients of T. Rowe Price and repurchase agreements, in the two highest categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.


The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors" - "Lending of Portfolio Securities." The Series may also invest in real estate investment trusts (REITs). For a discussion of REITs and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

FIXED INCOME SECURITIES. Fixed income securities in which the Series may invest include, but are not limited to, those described below.

U.S. GOVERNMENT OBLIGATIONS. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposits may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

SAVINGS AND LOAN OBLIGATIONS. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require a sale of such security by the Series. However, T. Rowe Price will consider such event in its determination of whether the Series should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus.

The Series may also invest in the securities of certain supranational entities, such as the International Development Bank.

For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

ASSET-BACKED SECURITIES. The Series may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

AUTOMOBILE RECEIVABLE SECURITIES. The Series may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

CREDIT CARD RECEIVABLE SECURITIES. The Series may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

OTHER ASSETS. T. Rowe Price anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Series may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

In addition to the investments described in the Fund's Prospectus, the Series may invest in the following:

ADDITIONAL FUTURES AND OPTIONS CONTRACTS. Although the Series has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.


SERIES O (EQUITY INCOME SERIES) -- The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Series emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Series' investments is expected to be a significant contributor to the Series' total return. Total return is expected to consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The Series may invest up to 25% of its total assets in U.S. dollar denominated and non U.S. dollar denominated securities issued by foreign issuers. For a discussion of the risks involved in foreign securities investments, see this Statement of Additional Information and the Prospectus under "Investment Methods and Risk Factors."


The investment program of the Series is based on several premises. First, the Series' Sub-Adviser, T. Rowe Price, believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, T. Rowe Price believes that stocks which distribute a high level of current income tend to have less price volatility than those which have below average dividends.

To achieve its objective, the Series, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by T. Rowe
Price. To enhance capital appreciation potential, the Series also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued in the market place. The Series' investments will generally be made in companies which share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price-earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

The Series may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Series would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality.

Series O may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series. Such securities may include securities rated below investment grade (e.g., securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security (commonly referred to as a "junk bond") if immediately after such purchase the Series would have more than 10% of its total assets invested in such securities. See "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Debt Securities" for a discussion of the risks associated with investing in such securities.

Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities, real estate investment trusts (REITs) and warrants, when considered consistent with the Series' investment objective and program. The Series' investments in foreign securities include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). The Series may invest up to 25% of its total assets in foreign securities. See the discussions of the risks associated with investing in foreign securities under "American Depositary Receipts," "Currency Fluctuations" and "Certain Risks of Foreign Investing."

The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting its overall exposure to certain markets. The Series may purchase or write (sell) call and put options on securities, financial indices, and foreign currencies. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net asset value and, with respect to options on securities, the total market value of securities against which the Series has written call or put options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing call or put options. The Series may also invest up to 10% of its total assets in hybrid instruments which are described under "Investment Methods and Risk Factors" - "Hybrid Instruments." Also see the discussions of futures, options and forward currency transactions under "Investment Methods and Risk Factors."


The Series may also invest in restricted securities described under "Investment Methods and Risk Factors." The Series' investment in such securities, other than Rule 144A securities, is limited to 5% of its net assets. Series O may invest in securities on a "when-issued" or "delayed delivery basis" as discussed in "Investment Methods and Risk Factors." The Series may borrow up to 33 1/3% of its total assets; however, the Series may not purchase securities when borrowings exceed 5% of its total assets. The Series may hold a certain portion of its assets in money market securities, including shares of the Reserve Investment Fund, a T. Rowe Price money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. The Series may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. See "Investment Methods and Risk Factors" - "Lending of Portfolio Securities" for a discussion of the risks associated with securities lending.


SERIES P (HIGH YIELD SERIES) -- The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Series will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. Series P may also invest up to 35% of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Series' total assets will be invested in high-yielding, high risk debt securities.

Series P may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Series may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

The Series may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Series may also invest in debt securities issued by foreign governments
(including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Series' investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

The Series may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Series will hold less than 25% of its total assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

The Series may also invest up to 15% of its total assets in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

The Series may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

Series P may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

Series P may purchase securities on "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Series may lend securities to broker/dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. In addition, the Series may purchase loans, loan participations and other types of direct indebtedness.

The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may purchase call and put options and write such options on a "covered" basis. The Series may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

The Series' investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Series' net assets. Included within this amount, but not to exceed 2% of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Series in units or attached to securities may be deemed to be without value.

From time to time, Series P may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the weighted average maturity of the Series portfolio will range from 5 to 15 years under normal circumstances.

SERIES Q (SMALL CAP VALUE SERIES) -- The objective of Series Q is capital growth. Under normal circumstances, the Series will seek its investment
objective   by   investing   at  least   65%  of  its   assets   in   stocks  of
small-capitalization companies that the Series' Sub-Adviser, Strong Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow or asset value. In seeking its objective the Series can invest in a broad array of securities and financial instruments, including, but not limited to (i) convertible securities; (ii) debt securities in all rating categories; and (iii) foreign securities (including ADRs, EDRs, foreign investment companies and foreign currencies). The Series may also invest in a wide array of instruments which are commonly referred to as derivatives, which may include options, futures, spread transactions, and swap agreements.

The Series may invest in options (exchange traded and OTC) for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Series may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

Series Q may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Series may enter into futures contracts, including, but not limited to, interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The Series may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Series will engage in this strategy only when Strong believes it is more advantageous to the Series than purchasing the futures contract.


Series Q may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transactions costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


Series Q may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Series' investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return or spread. The Series also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Series anticipates purchasing at a later date.

In addition to the derivative instruments and strategies described above and in the Prospectus, Strong expects to discover additional derivative instruments and other hedging or risk management techniques. Strong may utilize these new derivative instruments and techniques to the extent that they are consistent with the Series' investment objective and permitted by the Series' investment limitations, operating policies, and applicable regulatory authorities.

The Series may also invest in restricted securities (including Rule 144A securities), repurchase agreements, reverse repurchase agreements, standby commitments, warrants, short sales against the box and when issued and delayed delivery securities.

For a discussion of the risks associated with the securities and investment techniques available to Series Q, see the "Investment Methods and Risk Factors" section of this statement of additional information.

SERIES S (SOCIAL AWARENESS SERIES) -- The investment objective of Series S is to seek capital appreciation. In seeking its objective, Series S will invest in various types of securities which meet certain social criteria established for the Series. The Series may also invest in companies that are included in the Domini 400 Social Index, which companies will be deemed to comply with the Series' social criteria. Series S will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Series may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

Series S will seek investments that comply with the Series' social criteria and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as compared to those of similar funds which do not impose such restrictions on investment.

Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Series may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Series' social criteria are satisfied.

Series S may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net assets. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."

Series S will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

In addition, the Series will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. Series S will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Series may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Series will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg, Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Series.

If after purchase of an issuer's securities by Series S, it is determined that such securities do not comply with the Series' social criteria, the securities will be eliminated from the Series' portfolio within a reasonable time. This requirement may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

SERIES T (TECHNOLOGY SERIES) -- The objective of Series T is long-term capital appreciation. The Series pursues its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of technology companies. The Series will be concentrated and expects to hold approximately 30 to 50 positions. The Series is non-diversified within the meaning of the Investment Company Act of 1940. The Series may invest up to 40% of its total assets in foreign securities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series.


The Sub-Adviser, Wellington Management Company, LLP, uses fundamental analysis to choose technology securities in foreign and U.S. markets. The Series'
investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. The Sub-adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Series reflects the Sub-adviser's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.


Stocks considered for purchase typically share the following attributes:

* A positive change in operating results is anticipated

* Unrecognized or undervalued capabilities are present

* The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Series when:

* Target prices are achieved

* Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook

* More attractive value in a comparable company is available.

The Series may invest in securities denominated in any currency. The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

* To adjust the portfolio's exposure to a particular currency

* To manage risk

* As a substitute for purchasing or selling securities


REPURCHASE AGREEMENTS. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-Adviser to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of such counterparties. The Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.


Under adverse market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market. For a discussion of the risks associated with the securities and investment techniques available to Series T, see the "Investment Methods and Risk Factors" section of this statement of additional information.

SERIES V (MID CAP VALUE SERIES) -- The investment objective of Series V is to seek long-term growth of capital. Series V will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Series will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Series will invest at least 65% of its assets in the securities of companies which the Investment Manager believes are undervalued.

Series V may also invest in (i) preferred stocks; (ii) warrants; and (iii) investment grade debt securities (or unrated securities of comparable quality). The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 15% of its total assets will be invested in illiquid securities. Series V reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Series may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities and repurchase agreements under "Investment Methods and Risk Factors."


SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES) -- The objective of Series W is total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Series pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Series does not have any requirements as to the capitalization of issuers in which it invests, the Series' Sub-Adviser, OppeneheimerFunds, Inc., currently emphasizes the stocks of large-capitalization companies in the portfolio. In selecting securities for the Series' portfolio, OppenheimerFunds evaluates the merits of particular securities primarily through the exercise of its own investment analysis and application of the multi-factor quantitative models discussed in the prospectus. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

In seeking its objective the Series can invest in a broad array of securities and financial instruments, including, but not limited to (i) equity securities;
(ii)  convertible  securities;  (iii) debt securities in all rating  categories;
(iv) foreign  securities  (including  ADRs, and EDRs);  (v) rights and warrants;
(vi) all types of assets backed securities and mortgage related securities (including CMOs, REMICs and stripped mortgage backed securities); (vii) when-issued and delayed delivery securities; (viii) repurchase and reverse repurchase agreements; (ix) restricted securities (including securities eligible for resale to qualified institutional purchasers under Rule 144A) and (x) real estate investment trusts ("REITs"). The Series may also invest in a wide array of instruments which are commonly referred to as derivatives, which may include options, futures, forward contract spread transactions, and swap agreements.


For a discussion of the risks associated with the securities and investment techniques available to Series W, see the "Investment Methods and Risk Factors" section of this statement of additional information.


SERIES X (SMALL CAP GROWTH SERIES) -- The investment objective of Series X is to seek long-term growth of capital. The Series invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Series anticipates that under normal market conditions, the Series will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of companies in the Russell 2000(TM) Growth Index at the time of purchase. The equity securities in which the Series may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Series will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Series also may invest in securities of emerging growth companies. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

Under normal conditions, the Series intends to invest primarily in small company stocks; however, the Series is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Series may invest will be investment grade debt obligations, although the Series may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Series can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Series also may invest in reverse repurchase agreements and shares of other non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors."


The Series may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Series may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Series also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

Some of the countries in which the Series may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" in the Prospectus for more information.

The Series may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of such transactions and currency risk under "Investment Methods and Risk Factors."

At various times the Series may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Series' investment objective. Derivative transactions in which the Series may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Series may enter into spread transactions and swap agreements. The Series also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Series may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures and other derivative instruments.

The Series may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Series may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Series' net assets. Included in that amount, but not to exceed 2% of the Series' net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Series in units or attached to securities are not subject to these restrictions.

The Series may engage in short selling against the box, provided that no more that 15% of the value of the Series' net assets is in deposits on short sales against the box at any one time. The Series also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

The Series may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Series also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

While there is careful selection and constant supervision by the Series' Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Series' objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Series to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Series may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

SERIES Y (SELECT 25 SERIES) -- The investment objective of the Series is to seek long-term growth of capital. It is a diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects as the core position for the Series, what it believes to be premier growth companies. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company. There can be no assurance that the Series' objective will be achieved.


The Series may invest in (i) common stocks; (ii) preferred stocks; (iii) foreign securities (including ADRs); and (iv) investment grade debt securities (or unrated securities of comparable quality). The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may purchase securities which are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 15% of its net assets will be invested in illiquid securities. The Series reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Series may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of foreign securities, when issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


INVESTMENT METHODS AND RISK FACTORS

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Main Risks" and "Investment Policies and Management Practices " sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

AMERICAN DEPOSITARY RECEIPTS -- Each of the Series (except Series C and E) of the Fund may purchase American Depositary Receipts ("ADRs") which are issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement and GDRs are global receipts evidencing a similar arrangement. For purposes of the Series' investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


SHARES OF OTHER INVESTMENT COMPANIES -- Each of the Series may invest in other investment companies, which may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Series invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Series N and Series O may each invest up to 25% of their assets in shares of the Reserve Investment Fund. The Reserve Investment Fund is a managed money market fund that is not available to the public. The Fund does not charge investment management fees, although it does incur other operating expenses.


REPURCHASE AGREEMENTS -- A repurchase agreement involves a purchase by the Series of a security from a selling financial institution (such as a bank, savings and loan association or broker-dealer) which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.

Currently, Series A, B, C, E, S, J, P, V and Y may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. Government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. Government or agency securities, only on an overnight basis.


Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory authorities. Not more than 10% of the net assets of Series A, B, C, D, E, S, J, and W and not more than 15% of the net assets of Series V and Y will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.


Series D may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by each Series with any broker shall not exceed 15% of the total assets of the Series or $5,000,000, whichever is greater. The Series will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10% of total assets for Series D.

Series I may enter into repurchase agreements only with issuers who, individually or with issuer's parent, have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

Series X may enter into repurchase agreements with (a) well-established securities dealers or (b) banks that are members of the Federal Reserve System. Any such dealer or bank will have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Investment Manager or relevant Sub-Adviser. Series X may enter into repurchase agreements with maturities of over seven days, provided that the Series may not invest more than 15% of its net assets in illiquid securities.


Series N and O may enter into repurchase agreements only with (a) securities dealers that have a net capital in excess of $50,000,000, are reasonably leveraged, and are otherwise considered as appropriate entities with which to enter into repurchase agreements, or (b) banks that are included on T. Rowe Price's list of established banks. To determine whether a dealer or bank qualifies under these criteria, T. Rowe Price's Credit Committee will conduct a thorough examination to determine that the applicable financial and profitability standards have been met. Series N and O will not under any circumstances enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 15% of the value of the Series' net assets would be so invested or invested in illiquid securities. Generally, the Series will not commit more than 50% of its gross assets to repurchase agreements or more than 5% of its total assets to repurchase agreements of any one vendor.


In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors of the Fund has promulgated guidelines with respect to repurchase agreements.

Certain Series may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Certain Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from a Series' borrowing limitation.

REAL ESTATE SECURITIES -- Certain Series may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended ( the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

DEBT OBLIGATIONS -- Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.


SPECIAL RISKS ASSOCIATED WITH LOW-RATED AND COMPARABLE UNRATED DEBT SECURITIES -- Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Certain Series may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.


The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Series' net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series' net asset value. If a Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Series' asset base over which expenses could be allocated and could result in a reduced rate of return for a Series.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Series may have to replace the securities with a lower-yielding security, which would result in a lower return for a Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager or relevant Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager or relevant Sub-Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager or relevant Sub-Adviser continually monitors the investments in a Series' portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

A Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Series' asset value and a Series' ability to dispose of particular securities, when necessary to meet a Series' liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Recent legislation has been adopted and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders'). Certain Series may also invest in participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Investment Manager or relevant Sub-Adviser to be creditworthy. Where a Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its net asset value.

PUT AND CALL OPTIONS--

WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Series may write (sell) "covered" call options and purchase options to close out options previously written by the Series. In writing covered call options, the Series expects to generate additional premium income which should serve to enhance the Series' total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.

The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies.

Series securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Series' investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series' total return. When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Series has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Series will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Series for writing covered call options will be recorded as a liability of the Series. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Series may write American or European style covered put options and purchase options to close out options previously written by the Series.

Certain Series may write put options on a covered basis, which means that the Series would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Series would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Series. In addition, the Series, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Series will receive a premium from writing a put or call option, which increases such Series' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Series will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Series.

Furthermore, effecting a closing transaction will permit the Series to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Series will be able to effect such closing transactions at a favorable price. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Series will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Series may purchase American or European call options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Series may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Series for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Series to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Series in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Series may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Series may purchase American or European style put options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Series may purchase a put option on an underlying security or currency (a "protective put") owned by the Series as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Series may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Series may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Series would look to a clearing corporation to exercise exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Series will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. While the Series will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Series may treat the cover used for written OTC options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Series, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction. If the Series is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Series securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Series may enter into financial futures contracts, including stock and bond index, interest rate and currency futures ("futures or futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Series purchases or sells a security, no price would be paid or received by the Series upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


Margin is the amount of funds that must be deposited by the Series with its custodian in a segregated account in the name of the futures commission merchant, or directly with the futures commission merchant in accordance with Rule 17f-6 under the Investment Company Act of 1940, in order to initiate futures trading and to maintain the Series' open position in futures contracts. A margin deposit is intended to ensure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the futures contract.

For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser. Such aggregated orders would be allocated among the Series and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. In this regard, the Series could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Series may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Series' objectives in these areas.

CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract, the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Series may elect to close some or all of its futures positions at any time prior to their expiration. The Series would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Series may close its positions by taking opposite positions which would operate to terminate the Series' position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Series, and the Series would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Series would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its, judgment, will have a significant correlation with movements in the prices of the Series' underlying instruments sought to be hedged.

Successful use of futures contracts by the Series for hedging purposes is also subject to the Investment Manager or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Series may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Series will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

The Series may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Series' existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Series after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Series' use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Series' custodian or on the books of the Fund to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Series' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Series for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Series, a Series will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. The Series, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Series' portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Series may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Series' dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Series reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Series are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Series, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Series, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SWAPS, CAPS, FLOORS AND COLLARS -- Certain Series may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Series' investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return or spread. The Series also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Series anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Series, the obligations of the parties would be exchanged on a "net basis." Consequently, the Series' obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Series' obligation under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Series by the Internal Revenue Code may limit a Series' ability to use swap agreements. The swaps market is largely unregulated.

The Series will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Series will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Series P will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty, combined with any credit enhancements, is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager.

SPREAD TRANSACTIONS -- Certain Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS -- Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of realizing additional income, certain of the Series may make secured loans of Series securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

OTHER LENDING/BORROWING -- Subject to approval by the Securities and Exchange Commission, Series N and O may make loans to, or borrow funds from, other mutual funds or portfolios of mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. The Series have no intention of engaging in these practices at this time.

ZERO COUPON SECURITIES -- Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value, of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

WHEN-ISSUED SECURITIES -- Certain Series may from time to time purchase securities on a "when-issued" basis. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Series do not believe that net asset value or income will be adversely affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable securities equal in value to commitments for when-issued securities.

The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement no payment is made by the Series to the issuer and no interest accrues to the Series. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. While when-issued securities may be sold prior to the settlement date, the Series intends to purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

Certain Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate charges and to the rate of principal prepayments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

ASSET-BACKED SECURITIES -- Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

METHODS OF ALLOCATING CASH FLOWS. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

TYPES OF CREDIT SUPPORT. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

AUTOMOBILE RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

CREDIT CARD RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Certain Series may invest in GICs. When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Series C may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED SECURITIES -- Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Series should be in a position where more than the percentage of its net assets permitted under the respective Series operating policy are invested in illiquid assets, including restricted securities, the Series will take appropriate steps to protect liquidity.

The Series may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Manager or relevant Sub-Adviser, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Series' restriction on investment of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Manager or relevant Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Investment Manager or relevant Sub-Adviser could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Series' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Series does not invest more than permitted in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WARRANTS -- Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CERTAIN RISKS OF FOREIGN INVESTING--


RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Series operationally. The exact impact is not known, but it could affect the value of some of the Series holdings and increase its operational costs.


BRADY BONDS. Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Uruguay, Venezuela, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Series K may invest in either collateralized or uncollateralized Brady Bonds denominated in various currencies, while Series B and Series P may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.


EMERGING COUNTRIES. Certain Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.


POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

CURRENCY FLUCTUATIONS. Because a Series, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Series values its assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Series' assets.

NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

MARKET CHARACTERISTICS. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Series' portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

COSTS. Investors should understand that the expense ratio of the Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

OTHER. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.


EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series' assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.


INVESTMENT POLICY LIMITATIONS

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:


1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies and instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets. (Fundamental policy number one does not apply to Series G or to Series T.)

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). (Fundamental policy number two does not apply to Series G or to Series T.)


3. UNDERWRITING Not to act as an underwriter of securities issued by others, except to the extent that a Fund may considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.


4. INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the of U.S. Government, its agencies or instrumentalities); provided however, that this policy does not apply to Series G or to Series T which are permitted to invest more that 25% of their respective total assets in a particular industry or group of industries.


5. REAL ESTATE Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS Not to lend any security or make any other loan if, as a result, more than 33 1/3% of an Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of a Fund's total assets.

9. SENIOR SECURITIES Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

For the purposes of Fundamental Policies (2) and (4) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

OPERATING POLICIES -- The operating policies of the Funds are:

1. LOANS The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.

3. OPTIONS The Funds may buy and sell exchange- traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value all call and put options held by a Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development of programs.


5. INVESTMENT COMPANIES Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company Act of 1940 or the condition of an exemptive order from the SEC regarding the purchase of securities of money market funds managed by a Sub-adviser.


6. CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7. SHORT SALES The Funds may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. MARGINS The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

OFFICERS AND DIRECTORS

The management of the Fund's business and affairs is the responsibility of the Board of Directors. The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The directors and officers of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

NAME, ADDRESS, POSITIONS HELD WITH THE FUNDS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

JOHN D. CLELAND*
----------------

POSITION HELD WITH THE FUND--Chairman of the Board and Director

PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

DONALD A. CHUBB, JR.**
----------------------
2222 SW 29th Street,  Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Business broker, Griffith & Blair Realtors. Prior to 1997, President, Neon Tube Light Company, Inc.

PENNY A. LUMPKIN**
------------------
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Owner, Vivian's Gift Shop (Corporate Retail); Vice President, Palmer Companies (Small Business and Shopping Center Development) and Bellairre Shopping Center (Managing and Leasing ); Partner, Goodwin Enterprises (Retail). Prior to 1999, Vice President and Treasurer, Palmer News, Inc.; Vice President, M/S News, Inc. and Secretary, Kansas City Periodicals.

MARK L. MORRIS, JR.**
---------------------
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Veterinary Nutrition Consultant. Former General Partner, Mark Morris Associates (Veterinary Research and Education).

MAYNARD F. OLIVERIUS
--------------------
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--President and Chief Executive Officer, Stormont-Vail Health Care.

JAMES R. SCHMANK*
-----------------
POSITION HELD WITH THE FUND--President and Director
PRINCIPAL OCCUPATIONS--President and Managing Member Representative, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER
------------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL OCCUPATIONS--Senior Vice President and Senior Portfolio Manager, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE
----------
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL   OCCUPATIONS--Secretary,   Security  Management  Company,  LLC;  Vice
President, Associate General Counsel and Assistant Secretary, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

BRENDA M. HARWOOD
-----------------
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

CINDY L. SHIELDS
----------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL OCCUPATIONS--Second Vice President and Portfolio Manager, Security Management Company, LLC; Second Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

THOMAS A. SWANK
---------------
POSITION HELD WITH THE FUND--Vice President

PRINCIPAL OCCUPATIONS--Senior Vice President and Director of Fixed Income, Security Management Company, LLC; Senior Vice President and Chief Investment Officer, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

STEVEN M. BOWSER
----------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL OCCUPATIONS--Vice President and Portfolio Manager, Security Management Company, LLC; Second Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

JAMES P. SCHIER
---------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL OCCUPATIONS--Vice President and Senior Portfolio Manager, Security Management Company, LLC; Second Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company. Prior to February 1997, Assistant Vice President and Senior Research Analyst, Security Management Company, LLC. Prior to August 1995, Portfolio Manager, Mitchell Capital Management. Prior to March 1993, Vice President and Portfolio Manager, Fourth Financial.


CHRISTOPHER D. SWICKARD
-----------------------
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL OCCUPATIONS--Assistant Secretary, Security Management Company, LLC; Assistant Vice President and Assistant Counsel, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.


The officers of the Fund hold identical offices in the other Funds in the Security Group of Funds, with the exceptions noted below. Other than his or her position with SBL Fund: Mr. Milberger is a Vice President only of Security Equity Fund and Security Growth & Income Fund; Mr. Schier is a Vice President only of Security Equity Fund and Security Ultra Fund; Ms. Shields is a Vice President only of Security Equity Fund; Mr. Bowser is a Vice President only of Security Income Fund; Mr. Swank is a Vice President only of Security Income Fund. The directors of the Fund are also directors of each of the other Funds in the Security Group of Funds. See the table under "Investment Management," page 68, for positions held by such persons with the Investment Manager. Ms. Lee is also Secretary and Ms. Harwood is Treasurer of Security Distributors, Inc. ("SDI"). Mr. Cleland is also director and Vice President of SDI. Mr. Schmank is also a director of SDI.


REMUNERATION O DIRECTORS AND OTHERS


The Fund pays each of its directors, except those directors who are "interested persons" of the Fund, an annual retainer of $12,000 and a fee of $2,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. The Fund pays a fee of $1,500 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended by those directors who serve on the committee. The meeting fee (including the Audit Committee meeting) and travel costs are paid proportionately by each of the seven registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets. Such fees and travel costs are paid by the Fund pursuant to the Fund's Administrative Services Agreement dated April 1, 1987, as amended.


The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1999, and the aggregate compensation paid to each of the Directors during calendar year 1999 by the Security Fund Complex are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Security Fund Complex


------------------------------------------------------------------------------------------------------------------------------------
                                     AGGREGATE         PENSION OR RETIREMENT       ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
NAME OF DIRECTOR                   COMPENSATION         BENEFITS ACCRUED AS         BENEFITS UPON         THE SECURITY FUND COMPLEX,
OF THE FUND                        FROM SBL FUND       PART OF FUND EXPENSES          RETIREMENT              INCLUDING THE FUND
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.                  $15,250                    0                         0                       $30,500
John D. Cleland                          0                       0                         0                          0
Penny A. Lumpkin                       14,750                    0                         0                        29,500
Mark L. Morris, Jr.                    15,250                    0                         0                        30,500
Maynard Oliverius                      14,750                    0                         0                        29,500
James R. Schmank                         0                       0                         0                           0
Harold G. Worswick*                      0                       0                         0                           0
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Worswick retired as a fund director February 1996. Mr. Worswick  received deferred  compensation in the amount of $8,386 during the year ended December 31, 1999.

------------------------------------------------------------------------------------------------------------------------------------

Security Management Company, LLC compensates its officers and directors who may also serve as officers or directors of the Fund. On March 31, 2000, the Fund's officers and directors (as a group) beneficially owned less than 1% of the outstanding shares of the Fund.


SALE AND REDEMPTION OF SHARES

Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

INVESTMENT MANAGEMENT

Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, serves as investment adviser to the Fund. The Investment Manager also acts as investment adviser to the following mutual funds: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, and Security Municipal Bond Fund.

The Investment Manager is controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company and incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly-owned by Security Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders.

The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract which was approved by the Fund's Board of Directors on November 30, 1999 and was approved by shareholders on January 26, 2000 and which became effective on January 27, 2000. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.


Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to .75% of the average net assets of Series A, Series B, Series E, Series H, Series J, Series K, Series P, Series S, Series V and Series Y; .5% of the average net assets of Series C; 1.00% of the average net assets of Series D, Series G, Series L, Series M, Series N, Series O, Series Q, Series T, Series W and Series X; and 1.10% of the average net assets of Series I, computed on a daily basis and payable monthly. During the last three fiscal years, SBL Fund paid the following amounts to the Investment Manager for its services: 1999 - $32,441,129; 1998 - $28,302,875; and
1997 - $22,864,309. For the fiscal year ended December 31, 1997 the Investment Manager waived its entire advisory fee for Series K and P in the amounts of $110,691 and $29,276, respectively. For the period May 1, 1997 (date of inception) to December 31, 1997, the Investment Manager waived its entire advisory fee for Series V in the amount of $13,412. For the period October 15, 1997 (date of inception) to December 31, 1997, the Investment Manager waived its entire advisory fee for Series X in the amount of $5,148. For the fiscal year ended December 31, 1998, the Investment Manager waived its entire advisory fee for Series P and X in the amounts of $82,559 and $37,804, respectively. For the period January 1, 1998 to April 30, 1998, the Investment Manager waived the advisory fees of Series K and V in the amounts of $38,300 and $22,594, respectively. For the period January 1, 1999 through November 30, 1999, the Investment Manager waived the advisory fee of Series P and X in the amounts of $120,622 and $93,866, respectively.


The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, New York 10048-0203, to provide investment advisory services to Series D and Series
W. Pursuant to this agreement, Oppenheimer furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series D and Series W and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series D and another fund in the Security Fund complex, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million. The Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the net assets of Series W, computed on a daily basis as follows: 0.35% of the average daily net assets up to $50 million, plus 0.30% of such assets over $50 million up to $250 million and 0.25% of such assets over $250 million.


OppenheimerFunds, Inc (including subsidiaries and affiliates) managed more than $120 billion in assets as of March 31, 2000, including other mutual funds with more than five million shareholder accounts.

The Investment Manager has entered into a sub-advisory agreement with Bankers Trust Company, 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Series H and I. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series H and I and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services to Series H, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another fund in the Security Fund complex, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net asset of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million. The Investment Manager also will pay Bankers Trust the following minimum fees with respect to the Series H (i) no minimum fee in the first year Series H begins operations; (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For such services to Series I, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another fund in the Security Fund complex, computed on a daily basis as follows: 0.60% of the combined average daily net assets of $200 million or less and 0.55% of the combined average daily net assets of more than $200 million.

Bankers Trust is wholly owned by Bankers Trust Corporation. Bankers Trust Company ("Bankers Trust"), a New York banking corporation with principal offices at 130 Liberty Street New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation and an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. As of December 31, 1999, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets. Bankers Trust managed $270.5 billion of the $287 billion in client assets.

The Investment Manager has entered into a sub-advisory agreement with Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to Series K, Series M and Series T. Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $248 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Pursuant to the agreement, Wellington Management furnishes investment advisory and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series K, Series M and Series T and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. The Investment Manager pays Wellington Management a fee equal, on an annual basis, to .50% of the average net assets of Series K which are less than $50 million and .40% of the average net assets of Series K of $50 million and over. Such fee is calculated daily and paid monthly. Wellington Management company has agreed to cap its fee for the first year at .40% of Series K's average net assets. For the services provided to Series M under the agreement, the Investment Manager pays Wellington Management an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, according to the following schedule:


          ----------------------------------------------------------
           AVERAGE DAILY NET ASSETS OF THE SERIES        ANNUAL FEE
          ----------------------------------------------------------
           $0 to $50 million                               .50%
           Over $50 million to $100 million                .40%
           Over $100 million to $250 million               .35%
           Over $250 million or more                       .30%
          ----------------------------------------------------------

Wellington Management has agreed to cap its fee for the first year at .45% of Series M's average net assets. For the services provided to Series T under the agreement, the Investment Manager pays Wellington Management an annual fee equal to an annual rate of .50% of the combined average daily net assets of Series T and the Technology Series of Security Equity Fund.

The Investment Manager has entered into a sub-advisory agreement with Alliance Capital Management L.P. ("Alliance") to provide investment advisory services to Series L. Pursuant to this agreement, Alliance furnishes investment advisory and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series L and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Alliance an annual fee equal to and annual rate of .50% of the average daily net assets of Series L. Alliance is a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105.


Alliance is a leading international adviser managing client accounts with assets as of December 31, 1999, totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999 Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance comprising 105 separate investment portfolios, currently have approximately 5 million shareholder accounts.

Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in Alliance. Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in Alliance. Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of Alliance and approximately 2% of are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock in AXA Financial.


The Series L may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of Alliance, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Series), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O. T. Rowe Price was organized in 1937 and later incorporated under the laws of the State of Maryland by the late Thomas Rowe Price, Jr., Pursuant to the agreements, T. Rowe Price furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Series N and O and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. T. Rowe Price is presently a publicly held company which with its affiliates manages over $179 billion in assets for over 8 million individuals and institutional investor accounts. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to .50% of the average net assets of Series N which are less than $50 million and .40% of the average net assets of Series N of $50 million and over, for management services provided to Series N. Pending approval at the May 5, 2000 meeting of the Fund's Board of Directors, the Investment Manager will pay T. Rowe Price, on an annual basis, an amount equal to .50% of the average net assets of Series N which are less than $25 million and .35% of the average net assets of Series N of $25 million and over, for management services provided to Series N. The Investment Manager pays
T. Rowe Price, on an annual basis, an amount equal to .50% of the first $20 million of average daily net assets of Series O and .40% of such assets in excess of $20,000,000 for management services provided to Series O. For any month in which the average daily net assets of Series O exceed $50 million, T. Rowe Price will waive .10% of its fee on the first $20 million of Series O's average daily net assets. T. Rowe Price's fees for investment management services are calculated daily and payable monthly.

The Investment Manager has engaged Strong Capital Management, Inc. , 100 Heritage Reserve, Menomonee, Wisconsin 53051, to provide investment advisory services to Series Q and Series X. Strong was established in 1974 and as of December 31, 1999 manages over $38 billion in assets. The Investment Manager pays Strong with respect to Series X, an annual fee based on the combined average net assets of Series X and another fund in the Security Fund complex. The fee is equal to .50% of the combined average net assets under $150 million,
 .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. With respect to Series Q, the Investment Manager pays Strong an annual fee equal to a percentage of Series Q's average daily net assets as follows:
 .50% of the average net assets under $150 million, .45% of the average net assets at or above $150 million but less than $500 million, and .40% of the average net assets at or above $500 million.


The Investment Manager has agreed that the total annual expenses of any Series, including its compensation from such Series, but excluding brokerage commissions, interest, taxes, and extraordinary expenses, will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale and, with respect to Series I, has agreed to cap the total annual expenses of Series to 2.25% and of Series H and Y to 1.75% respectively (excluding interest, taxes, extraordinary expenses, brokerage fees and commissions). (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of any Series will not exceed any such limitation.

Pursuant to an Administrative Services Agreement, dated April 1, 1987, as amended, the Investment Manager also acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For this service the Investment Manager receives, on an annual basis:


1.  Annual Administration Fee of:

    a. .045% for Series A, B, C, D, E, I, J, K, M, N, O, P, S, T and V of SBL Fund (based on average daily net asset values)

    b. .09% for Series G, H, L, Q, W, X and Y of SBL Fund (based on average daily net asset values)

Plus


2.  Global Administration Fee of:

    a. For each of Series D, K, M and N of SBL Fund, an annual fee equal to the greater of .10 percent of its average net assets or $60,000;

    b. For Series I of SBL Fund, an annual fee equal to the greater of .10 percent of its average net assets or $45,000 in the year ending January 28, 2001 and $60,000 thereafter;

    c. For each of Series T of SBL Fund, an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 30, 2001, (ii) $45,000 in the year ending April 30, 2002 and (iii) $60,000 thereafter.


The Global Administration Fee is assessed to compensate the Investment Manager for the increased costs associated with providing administrative services to these Series.

The administrative  fees paid by the Fund during its fiscal years ended December
31,  1999,  1998  and  1997,  were  $2,411,211,   $2,129,577,   and  $1,774,347,
respectively.

Under the same Agreement, the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of Security Benefit Life Insurance Company to which shares of the Fund are sold. For this service, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction. The transfer agency fees paid by the Fund during its fiscal years ended December 31, 1999, 1998, and 1997, were $59,603, $52,490, and $36,972, respectively.


The expense ratio of each Series for the fiscal year ended December 31, 1999, was as follows:

           ------------------------      ------------------------
                           EXPENSE                       EXPENSE
              SERIES        RATIO           SERIES        RATIO
           ------------------------      ------------------------
             Series A       0.81%          Series M       1.36%
             Series B       0.82%          Series N       1.17%
             Series C       0.57%          Series O       1.09%
             Series D       1.21%          Series P       0.18%
             Series E       0.82%          Series S       0.82%
             Series H       1.04%          Series V       0.84%
             Series I       2.25%          Series X       0.57%
             Series J       0.82%          Series Y       0.97%
             Series K       1.62%
           -------------------------    -------------------------


For the period January 1, 1999 to November 30, 1999, the Investment Manager waived the management fees of Series P and X. In the absence of such waivers, the expense ratios for Series P and X would have been higher.


The Fund will pay all its expenses not assumed by the Investment Manager including directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the Investment Company Act of 1940 and the registration of its capital stock under the Securities Act of 1933.

The following persons are affiliated with the Fund and also with the Investment Manager in the capacities indicated:


----------------------------------------------------------------------------------------------------------------------------
NAME                        POSITION WITH SBL FUND                 POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
----------------------------------------------------------------------------------------------------------------------------
James R. Schmank            President and Director                 President and Managing Member Representative
John D. Cleland             Chairman of the Board and Director     Senior Vice President and Managing Member Representative
Terry A. Milberger          Vice President                         Senior Vice President and Senior Portfolio Manager
James P. Schier             Vice President                         Vice President and Senior Portfolio Manager
Cindy L. Shields            Vice President                         Second Vice President and Portfolio Manager
Amy J. Lee                  Secretary                              Secretary
Brenda M. Harwood           Treasurer                              Assistant Vice President and Treasurer
Thomas A. Swank             Vice President                         Senior President and Director of Fixed Income
Steven M. Bowser            Vice President                         Vice President and Portfolio Manager
Christopher D. Swickard     Assistant Secretary                    Assistant Secretary
----------------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT--

CHARLES ALBERS, Senior Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth & Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Albers was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Albers holds a bachelor of arts from Kenyon College and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.


STEVE BOWSER, Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since June 1997. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

DAVID J. GOERZ, III, Vice President at Wellington Management, has had day-to-day responsibility for managing Series M since May 1, 1999. Mr. Goerz is the head of Wellington Management's Tactical Asset Allocation research group. Prior to joining Wellington Management in 1995, Mr. Goerz was Senior Investment Strategist and Product Manager at TSA Capital Management (1994-1995) and Senior Quantitative Analyst at ARCO Investment Management (1990-1994). Mr. Goerz earned a B.S. degree in applied mathematics from the University of California, Los Angeles and an M.S. degree in operations research from Stanford University.


SYED J. HASNAIN, Senior Vice President and Large Cap Growth Portfolio Manager with Alliance has been the manager of Series L (Capital Growth Series) since inception in May of 2000. Mr. Hasnain joined Alliance in 199_ after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil. from Cambridge University, an Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School.


LUCIUS T. HILL, III, Senior Vice President at Wellington Management, has had day-to-day responsibility for managing Series K (Global Strategic Income Series) since March 30, 1999. Mr. Hill chairs Wellington Management's Core Bond Strategy Group, which sets investment policy guidelines for portfolios managed in the Core Bond and Strategic Total Return styles. Mr. Hill is also a member of Wellington Management's Strategic Total Return Strategy Group. Prior to joining Wellington Management in 1993, Mr. Hill was a corporate bond trader at C.S. First Boston Corporation (1986-1990), and a money market trader at Dean Witter Reynolds (1983-1986). Mr. Hill earned a B.A. degree in economics and political science from Yale University and an M.B.A. degree from Columbia Business School.


DEAN S. BARR, Managing Director and Head of Global Quantitative Index Strategies, has been co-manager of Series H (Enhanced Index Series) since he joined Bankers Trust in September 1999. Prior to joining Bankers Trust, he was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. He has a bachelor's degree from Cornell University and an MBA in finance from New York University Graduate School of Business.

MANISH KESHIVE, Vice President of Bankers Trust, has been co-manager of Series H (Enhanced Index Series) since September 1999. He joined Bankers Trust in 1996. Prior to joining Bankers Trust, he was a student earning a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which 17 years have been in the investment industry.


TERRY A. MILBERGER, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since 1989. He has been the lead manager of Series Y (Select 25 Series) since its inception in May 1999 and has managed Series B (Large Cap Value Series) since March 7, 2000. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.


NIKOLAOS D. MONOYIOS, Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth & Income Series(R) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Monoyios was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Monoyios holds a bachelor of arts in economics from Princeton University and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

EDMUND M. NOTZON, Managing Director of T. Rowe Price and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed Series N (Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

RONALD C. OGNAR, Portfolio Manager of Strong, has managed Series X (Small Cap Growth Series) since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

I. CHARLES RINALDI, portfolio manager at Strong, has been the manager of Series Q since its inception in May of 2000. He has over 25 years of investment experience. He joined Strong in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

BRIAN C. ROGERS, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined
T. Rowe Price in 1982 and has been managing investments since 1983.


JAMES P. SCHIER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 and Series V (Mid Cap Value Series) since its inception in 1997. He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.


CINDY L. SHIELDS, Second Vice President and Portfolio Manager of the Investment Manager, has managed Series S (Social Awareness Series) since 1994 and has managed Series G (Large Cap Growth Series) since its inception in May, 2000. She joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with ten years of investment experience.


DAVID G. TOUSSAINT, portfolio manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Mr. Toussaint has nine years of investment experience and is a Chartered Financial Analyst. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and in various managerial positions in their investment operations group. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

JULIE WANG, Director at Bankers Trust, has been co-manager of Series I (International Series) since its inception in May 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.

WELLINGTON MANAGEMENT COMPANY'S GLOBAL TECHNOLOGY TEAM has managed Series T (Technology Series) since its inception in May of 2000. The Technology Team is comprised of a group of global industry analysts who focus on various industries of the Technology sector. The Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts; macro-economic analysts and traders.


WILLIAM L. WILBY, Senior Vice President of Oppenheimer, became manager of Series D (Global Series) in November 1998. Prior to joining Oppenheimer in 1991, he was an international managing investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.


FRANK WHITSELL, Research Analyst of the Investment Manager, has co-managed Series Y (Select 25 Series) since February 2000. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA.

MARK ZAVANELLI, Associate Portfolio Manager at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment advisor (from August 1995) and a financial research analyst for Elder Research (from June 1997). Mr. Zavanelli holds a bachelor of science from the Wharton School, University of Pennsylvania. He is a Chartered Financial Analyst.


CODE OF ETHICS -- The Fund, the Investment Manager and the Distributor have a written code of ethics (the "Code of Ethics") which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Fund; (b) is being purchased or sold by the Fund; or (c) is being offered in an initial public offering. Portfolio managers are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has its own code of ethics to which its portfolio managers and other access persons are subject.

PORTFOLIO TURNOVER

Generally, long-term rather than short-term investments will be made by the Fund for Series A, B, E, P and S. Although portfolio securities generally will be purchased with a view to long-term potential, subsequent changes in the circumstances of a particular company or industry, or in general economic conditions, may indicate that sale of a portfolio security is desirable without regard to the length of time it has been held or to the tax consequences thereof. The annual portfolio turnover rate of Series A, D, J, K, M, S and V may exceed 100% and at times may exceed 150%. The annual turnover rate of Series E, K and P may exceed 100%. The annual turnover rate of Series B, N and O is not generally expected to exceed 100%. The annual turnover rate of Series X is not generally expected to exceed 200%.

Portfolio turnover is defined as the lesser of purchases or sales of portfolio securities divided by the average market value of portfolio securities owned during the year, determined monthly. The annual portfolio turnover rates for Series A, B, D, E, H, I, J, K, M, N, O, P, S, V, X and Y for the fiscal years ended December 31, 1999, 1998, and 1997 are as follows:


--------------------------------------------------------------------------------
                                     1999              1998              1997
--------------------------------------------------------------------------------
 Series A ........................    49%               39%               61%
 Series B ........................    73%              119%               62%
 Series D ........................    76%              166%              129%
 Series E ........................    25%               70%              106%
 Series H ........................    52%***           ---               ---
 Series I ........................    98%***           ---               ---
 Series J ........................    55%               94%              107%
 Series K ........................   208%               57%               85%
 Series N ........................    24%               10%               28%
 Series O ........................    35%               20%               21%
 Series P ........................    29%               87%               77%
 Series S ........................    24%               23%               49%
 Series V ........................    57%               72%               79%*
 Series X ........................   283%              367%              402%**
 Series Y ........................    54%***           ---               ----
--------------------------------------------------------------------------------
  *Annualized  portfolio  turnover  rate for the  period  May 1,  1997  (date of inception) to December 31, 1997.
 **Annualized  portfolio  turnover rate for the period October 15, 1997 (date of inception) to December 31, 1997.
***Annualized  portfolio  turnover  rate for the  period  May 3,  1999  (date of inception) to December 31, 1999.
--------------------------------------------------------------------------------


For this purpose the term "securities" does not include government securities or debt securities maturing within one year after acquisition. Since Series C's investment policies require a maturity shorter than 13 months, the portfolio turnover rate will generally be 0%, although the portfolio will turn over many times during a year.

BROKERAGE ENHANCEMENT PLAN

The Board of Directors of the Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, the Investment Manager, the Distributor (referred to as the "Independent Directors") and the Fund's, shareholders have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Fund's brokerage commissions, to the extent available, to promote the sale and distribution of the Fund's shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Distributor, on behalf of the Fund is authorized to direct the Investment Manager or a Sub-Adviser to effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with the obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their commission from the purchase and sale of securities to the Distributor or other introducing brokers ("Brokerage Payments") that provide distribution activities, or (ii) or to provide brokerage credits, benefits or other services ("Brokerage Credits") to be used for distribution activities in addition to the execution of the trade. The Distributor will use a part of the Brokerage Payments to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage Credits generated will be used by the Distributor to finance activities principally intended to result in the sale of the Funds' shares. These activities will include, but are not limited to:

* holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

* paying marketing fees requested by broker-dealers who sell the Fund

* training sales personnel

* creating and mailing advertising and sales literature

* financing any other activity that is intended to result in the sale of the Fund's shares.

The Distributor is obligated to use all amounts generated under the Plan for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. The Plan may indirectly benefit the Distributor in that amounts expended under the Plan may help defray, in whole or in part, distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The Plan provides (i) that it will be subject to annual approval by the Directors and the Independent Directors; (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the payments; and (iii) that the Plan may be terminated at any time by the vote of a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Directors. In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus for the Fund, the net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received). The New York Stock Exchange is open for trading Monday through Friday except when closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas. The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares of each Series outstanding. In determining asset value, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the board of directors or the Fund's Investment Manager, then the securities shall be valued in good faith by such method as the board of directors determines will reflect their fair market value. Circumstances under which the board of directors or the Fund's Investment Manager may consider the bid price include instances in which the spread between the bid and the asked prices is substantial, trades have been infrequent or the size of the trades which have occurred are not representative of the Fund's holdings.

As stated in the Prospectus, the Fund's short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of these Series (computed by dividing the annualized income of the Fund by the net asset value computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the board of directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the board of directors will take appropriate action which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Therefore, the shares of a Series which invests in foreign securities may be significantly affected on days when investors have no access to the Series. The calculation of the net asset value for Series that invest in foreign securities may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to the mutual funds under its management, including the Fund. Portfolio transactions, including options, futures contracts and options on futures transactions and the purchase or sale of underlying securities upon the exercise of options, for Series H and I may also be executed through Bankers Trust or any subsidiary or affiliate to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with brokers who sell variable contracts offered by SBL or shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker. The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers.

Securities held by the Series may also be held by other investment advisory clients of the Investment Manager or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Fund during the last three fiscal years and certain other information:

--------------------------------------------------------------------------------
                                                     TRANSACTIONS DIRECTED TO
                                                       AND COMMISSIONS PAID
                                BROKERAGE             TO BROKER-DEALERS WHO
              TOTAL            COMMISSIONS           ALSO PERFORMED SERVICES
            BROKERAGE        PAID TO SECURITY       -------------------------
           COMMISSIONS      DISTRIBUTORS,INC.,                      BROKERAGE
 YEAR         PAID           THE UNDERWRITER       TRANSACTIONS    COMMISSIONS
--------------------------------------------------------------------------------
 1999      $6,212,124              $0             $1,019,772,582   $1,722,398
 1998       7,618,644               0              1,354,008,797    2,342,771
 1997       5,230,854               0                879,465,514    3,471,380
--------------------------------------------------------------------------------

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes certain federal income tax considerations generally affecting the Series. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Section 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code Section 817(h) diversification requirements.

CODE SECTION 817(H) DIVERSIFICATION -- To comply with regulations under Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner's control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner's gross income. These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

PASSIVE FOREIGN INVESTMENT COMPANIES -- Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Series held the PFIC stock. The Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit the Series' elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company, and the Series' ability to satisfy the Code Section 817(h) diversification requirements, might be affected.

The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Series purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Series in each taxable year in which the Series owns an interest in such debt security and receives a principal payment on it. In particular, the Series will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Series at a constant rate over the time remaining to the debt security's maturity or, at the election of the Series, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Series may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Series, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Series at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect the timing and character of gain if a Series engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Series enters into certain transactions in property while holding substantially identical property, the Series would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Series' holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Series' holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to shareholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

DISTRIBUTIONS -- Distributions of any investment company taxable income by a Series are taxable to the shareholders as ordinary income. Net capital gains designated by a Series as capital gain dividends will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholders, regardless of the length of time the shareholders may have held the shares. Any distributions that are not from a Series' investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

OWNERSHIP AND MANAGEMENT

As of April 30, 2000, SBL controls the Fund by virtue of its indirect ownership of 100% of the outstanding shares of the Fund as custodian of SBL Variable Annuity Account III, SBL Variable Annuity Account IV, Variflex, Variflex LS, Variflex Signature, Variflex ES, Variflex Extra Credit, Security Elite Benefit and Varilife.


CAPITAL STOCK AND VOTING

The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in twenty-two
Series: Series A, Series B, Series C, Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series S, Series T, Series V, Series W, Series X and Series Y. The shares of each Series represent pro rata beneficial interest in that Series' assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and nonassessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the board of directors of the Fund.


The shares of each Series have cumulative voting rights for the election of directors. Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Series A, B, C, E, H, J, P, S, V and X of the Fund. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series D, I, K, M, N and O, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. State Street Bank & Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Series G, L, Q, T and W, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians. Security Management Company, LLC is the Fund's transfer and dividend-paying agent.


INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, has been approved by the Fund's stockholders to serve as the Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.


PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield for Series C and the average annual total return and the total return of the Series in advertisements or reports to shareholders or prospective investors.

For Series C, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Series C's current yield for the seven-day period ended December 31, 1999 was 4.86%.

Series C's effective (or compound) yield for the same period was 4.98%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid.

For the 1-, 5- and 10-year periods ended December 31, 1999, the average annual total return was the following:


--------------------------------------------------------------------------------
                                     1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Series A .........................   8.14%          23.98%          16.14%
Series B .........................   1.50%          16.33%          12.23%
Series C .........................   4.63%           5.09%           4.85%
Series D .........................  53.67%          20.67%          11.37%
Series E .........................  -3.77%           6.13%           6.59%
Series H .........................  12.32%(7)         ---             ---
Series I .........................  30.00%(7)         ---             ---
Series J .........................  61.86%          26.43%          22.45%(1)
Series K .........................   1.19%           7.52%(2)         ---
Series M .........................  13.97%          11.79%(2)         ---
Series N .........................   9.74%          14.53%(2)         ---
Series O .........................   3.13%          16.66%(2)         ---
Series P .........................   1.32%           7.88%(3)         ---
Series S .........................  17.18%          23.45%          16.60%(4)
Series V .........................  18.88%          25.12%(5)         ---
Series X .........................  87.20%          36.78%(6)         ---
Series Y .........................  23.70%(7)           ---           ---
--------------------------------------------------------------------------------
1 For the period October 1, 1992 (date of inception) to December 31, 1999.
2 For the period June 1, 1995 (date of inception) to December 31, 1999.
3 For the period August 5, 1996 (date of inception) to December 31, 1999.
4 For the period May 1, 1991 (date of inception) to December 31, 1999.
5 For the period May 1, 1997 (date of inception) to December 31, 1999.
6 For the period October 15, 1997 (date of inception) to December 31, 1999.
7 For the period May 3, 1999 (date of  inception)  to December 31, 1999,  and is not annualized.
--------------------------------------------------------------------------------

Quotations of cumulative total return for any Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The cumulative total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the remainder by the beginning value. The Investment Manager has waived the management fee for Series K, P, V and X during certain periods and in the absence of such waiver, the performance quoted would be reduced.

For the period from December 31, 1989 to December 31, 1999, (or since inception where applicable) the cumulative total return was the following:

--------------------------------------------------------------------------------
                     CUMULATIVE                                 CUMULATIVE
    SERIES          TOTAL RETURN               SERIES          TOTAL RETURN
  -------------------------------            -------------------------------
   Series A          346.65%                  Series M           66.72%(2)
   Series B          216.90%                  Series N           86.29%(2)
   Series C           60.59%                  Series O          102.75%(2)
   Series D          193.49%                  Series P           29.51%(3)
   Series E           89.26%                  Series S          278.87%(4)
   Series H           12.32%(7)               Series V           81.98%(5)
   Series I           30.00%(7)               Series X          100.03%(6)
   Series J          334.39%(1)               Series Y           23.70%(7)
   Series K           39.43%(2)
--------------------------------------------------------------------------------
1 For the period October 1, 1992 (date of inception) to December 31, 1999.
2 For the period June 1, 1995 (date of inception) to December 31, 1999.
3 For the period August 5, 1996 (date of inception) to December 31, 1999.
4 For the period May 1, 1991 (date of inception) to December 31, 1999.
5 For the period May 1, 1997 (date of inception) to December 31, 1999.
6 For the period October 15, 1997 (date of inception) to December 31, 1999.
7 For the period May 3, 1999 (date of  inception)  to December 31, 1999,  and is not annualized.
--------------------------------------------------------------------------------


Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.

Quotations of average annual total return or total return for the Fund will not take into account charges and deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS


The audited financial statements of the Fund for the fiscal year ended December 31, 1999, which are contained in the Annual Report of SBL Fund are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting a copy of the Statement of Additional Information.

                                   APPENDIX A
--------------------------------------------------------------------------------
DESCRIPTION OF SHORT-TERM INSTRUMENTS

U.S. GOVERNMENT SECURITIES -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKERS' ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.--

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION--

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Articles of Incorporation
(b) Corporate Bylaws of Registrant(6)
(c) Not applicable
(d)  (1) Investment Advisory Contract
     (2) Sub-Advisory Contract - Oppenheimer (Series D)(2)
     (3) Sub-Advisory Contract - T. Rowe Price (Series N)(2)
     (4) Sub-Advisory Contract - T. Rowe Price (Series O)(2)
     (5) Sub-Advisory Contract - Strong (Series X)(3)
     (6) Sub-Advisory Contract - Bankers Trust (Series H and I)(1)
     (7) Sub-Advisory Contract - Wellington (Series K and M)(5)
     (8) Sub-Advisory Contract - Alliance (Series L)
     (9) Sub-Advisory Contract - Oppenheimer (Series W)
    (10) Form of Sub-Advisory Contract - Strong (Series Q)(6)
    (11) Sub-Advisory Contract - Wellington (Series T)
(e) Distribution Agreement
(f) Not applicable
(g)  (1) Custodian Agreement - UMB(4)
     (2) Custodian Agreement - Chase Manhattan Bank(4)
     (3) Form of Custodian Agreement - State Street Bank(4)
(h) Administrative Services and Transfer Agency Agreement
(i) Legal Opinion(6)
(j) Consent of Independent Auditors
(k) Not applicable
(l) Not applicable
(m) Brokerage Enhancement Plan
(n) Not applicable
(o) RESERVED
(p) Code of Ethics(3)

(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 2-59353 (filed February 12, 1999).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-59353 (filed November 11, 1998).

(3) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 87 to Registration Statement No. 2-19458 (filed January 28, 2000).

(4) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

(5) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 2-59353 (filed May 24, 1999).

(6) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-59353 (filed February 16, 2000).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Security Benefit Life Insurance Company might be deemed to control, directly or indirectly the open-end management investment companies listed below. As of December 31, 1999 the percentage of ownership for each company is as follows:

                   Security Ultra Fund                  42.0%
                   Security Growth and Income Fund      40.0%
                   SBL Fund                              100%
                   Advisor's Fund                        100%

ITEM 25.  INDEMNIFICATION

A policy of insurance covering Security Management Company, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

    No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

    In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

    "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

    A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;
    B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
    C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
    D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

SECURITY MANAGEMENT COMPANY, LLC:

Security Management Company, LLC also acts as Investment Manager to each Series of Security Income Fund (other than the Capital Preservation Series), Security Cash Fund, Security Equity Fund, Security Growth and Income Fund, Security Municipal Bond Fund and Security Ultra Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
PRESIDENT AND  DIRECTOR--Security  Growth and Income Fund;  Security  Cash Fund;
   Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; Security Income Fund; SBL Fund; Advisor's Fund
DIRECTOR--Security Distributors, Inc.
VICE PRESIDENT AND TREASURER--First  Security Benefit Life Insurance and Annuity
   Company of New York
DIRECTOR--Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
   Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)
DIRECTOR--Business  Improvement District,  906 S. Kansas Avenue,  Topeka, Kansas
   66612

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
   Company, LLC
CHAIRMAN OF THE BOARD AND  DIRECTOR--Security  Cash Fund;  Security Income Fund;
   Security Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund; Advisor's Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
   Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  5100 SW
   10th, Topeka, Kansas
CHAIRMAN, POOLED MONEY INVESTMENT BOARD--State of Kansas, Topeka, Kansas EXECUTIVE BOARD MEMBER--Jayhawk Area Council of the Boy Scouts of America, 1020
   SE Monroe, Topeka, Kansas
CHAIRMAN OF THE  ENDOWMENT  TRUSTEES--Jayhawk  Area Council of the Boy Scouts of
   America, 1020 SE Monroe, Topeka, Kansas

MARK E. YOUNG
-------------
VICE PRESIDENT--Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.

AMY J. LEE
----------
VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL AND ASSISTANT SECRETARY--Security Benefit Life Insurance Company; Security Benefit Group, Inc.
SECRETARY--Security  Management  Company,  LLC;  Security  Distributors,   Inc.;
   Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund; SFR Collective Investments, LLC
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
   Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Advisor's Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
   Benefit Group, Inc.
DIRECTOR--Security Distributors, Inc.

STEVEN M. BOWSER
----------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc., Security Income Fund; SBL Fund

THOMAS A. SWANK
---------------
SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund

CINDY L. SHIELDS
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund
DIRECTOR--ERC Resource and Referral, 1710 SW 10th, Topeka, Kansas

JAMES P. SCHIER
---------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.; SBL Fund; Security Equity Fund; Security Ultra Fund

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
   Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
   Company; Security Benefit Group, Inc.
DIRECTOR AND SECRETARY--Security Benefit Academy, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001


ALLIANCE CAPITAL MANAGEMENT, L.P.

DAVID H. WILLIAMS
-----------------
POSITION WITH ALLIANCE--Chairman of the Board
OTHER  AFFILIATIONS--Director  of The Equitable  Life  Assurance  Society of the
   United States

LUIS JAVIER BASTIDA
-------------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--Member  of the Executive Committee of Banco Bilbao Vizcayo,
   Argentina, S.A, Chairman of Finanzia, Canal International Holding, Director of Privanza, a private Bank of Canal International Holding

HENRI DE LA CROIX DE CASTRIES
-----------------------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--Director of AXA Financial Inc, The Equitable Life Assurance
   Society of the United States and Donaldson, Lufkin & Jenrette. Chairman of AXA Financial Inc.

DONALD H. BRYDON
----------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--Chairman  and CEO of AXA,  (a French  Company)  Director of
   Allied Domecq Plc, Nycomed Amersham Plc, Edinburgh UK Index Trust Plc. and Edinburgh Inca Trust, Member of the Executive Committee of the UK's Institutional Fund Managers Association, Advisor of British Aerospace Pension Fund Investment Management Ltd.

BRUCE W. CALVERT
----------------
POSITION WITH ALLIANCE--CEO, Vice Chairman, Director

JOHN D. CARIFA
--------------
POSITION WITH ALLIANCE--President, COO, Director

KEVIN C. DOLAN
--------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIAT-IONS--Senior Executive Vice President for AXA, (a French Company)

DENIS DUVERNE
-------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--Group Executive Vice President-Finance, Control and Strategy of AXA, (a French Company) Director of Donaldson, Lufkin & Jenrette and The Equitable Life Assurance Society of the United States.

ALFRED HARRISON
---------------
POSITION WITH ALLIANCE--Vice Chairman, Director

HERVE HATT
----------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--Senior Vice President of AXA, (a French Company)

MICHAEL HEGARTY
---------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--Senior  Vice Chairman,  COO and a Director of AXA Financial
   Inc, Director of Donaldson, Lufkin & Jenrette.

BENJAMIN D. HOLLOWAY
--------------------
POSITION WITH ALLIANCE--Director
OTHER   AFFILIATIONS--Director   Emeritus  of  the  Duke  University  Management
   Corporation, Chairman of The Touro National Heritage Trust, a Regent of the Cathedral of St. John the Divine and a Trustee of Duke University (Emeritus) and the American Academy in Rome (Emeritus)

EDWARD D. MILLER
----------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--President,  CEO and Director of AXA Financial Inc, Chairman,
   CEO and Director of The Equitable Life Assurance Society of the United States, Director of Donaldson, Lufkin & Jenrette, and Director of AXA Canada and KeySpan Energy Corporation

PETER D. NORIS
--------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--Executive Vice President and Chief Investment Officer of AXA
   Financial Inc. Executive Vice President and Chief Investment Officer of The Equitable Life Assurance Society of the United States

FRANK SAVAGE
------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--Director of Lockheed Martin Corporation,  Qualcomm Inc., and
   Enron Corporation.

STANLEY B. TULIN
----------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--Vice  Chairman and Chief Financial Officer of AXA Financial
   Inc and Director, Vice Chairman and CFO of The Equitable Life Assurance Society of the United States, Fellow of the Society of Actuaries, a Board Member of the American Academy of Actuaries, a Board Member and Treasurer of the Jewish Theological Seminary, Treasurer of Brandeis University Graduate School of International Economics and Finance, a Board Member of the New York City Opera.

REBA W. WILLIAMS
----------------
POSITION WITH ALLIANCE--Director
OTHER AFFILIATIONS--Board Member of the India Liberalisation Fund, The Spain Fund, The Austria Fund and The Southern Africa Fund.

ROBERT B. ZOELLICK
------------------
POSITION WITH ALLIANCE--Director
OTHER  AFFILIATIONS--A  Resident  Fellow  and  member of the Board of The German
   Marshall Fund of the United States, a Research Scholar at the Belfer Center at Harvard University, and a Senior International Advisor at Goldman, Sachs & Co.

DAVID R. BREWER, JR.
-------------------
POSITION WITH ALLIANCE--SVP, General Counsel

ROBERT H. JOSEPH, JR.
---------------------
POSITION WITH ALLIANCE--SVP, CFO

OPPENHEIMERFUNDS, INC.

Information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of OppenheimerFunds, Inc., is incorporated herein by reference to Item 26 of Form N1-A filed with Security Equity Fund's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

STRONG CAPITAL MANAGEMENT, INC.

Information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Strong Capital Management, Inc., is incorporated herein by reference to Item 26 of Form N1-A filed with Security Equity Fund's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

T. ROWE PRICE ASSOCIATES, INC.

Rowe Price-Fleming International, Inc. ("PRICE-FLEMING"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of T.Rowe Price Associates, Inc. (the "Manager"). Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Second,  Inc., a wholly owned Maryland  subsidiary of T. Rowe Price
Associates,   Inc.,  was  incorporated  in  1995  to  primarily  engage  in  the development and ownership of real property located in Owings Mills, Maryland.

TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUNDS") is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

T. Rowe Fleming Asset Management Limited ("T. ROWE FLEMING"), an English corporation, is an investment adviser under the Investment Advisers Act of 1940.
T. Rowe Fleming will provide investment management services to Japanese investment trusts and other institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and
T. Rowe Fleming. T. Rowe Fleming is a corporate joint venture owned 50% by T. Rowe Price and 50% by Robert Fleming Asset Management Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited. Formerly known as Fleming International Asset Management Limited ("FIAM"), the company changed its name to
T. Rowe Fleming Asset Management Limited on June 8, 1999, following the formation of the joint venture.

Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

DIRECTORS

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

DONALD B. HEBB, JR., Director of the Manager. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is: One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

EDWARD C. BERNARD, Director and Managing Director of the Manager; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.

HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

JAMES A. C. KENNEDY, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.

WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.

BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.

ADDITIONAL EXECUTIVE OFFICERS
MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of
T. Rowe Price Investment Technologies, Inc.

CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T.
Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

ADDITIONAL MANAGING DIRECTORS

PRESTON G. ATHEY, Managing Director of the Manager.

BRIAN W.H. BERGHUIS, Managing Director of the Manager.

STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

MARY J. MILLER, Managing Director of the Manager.

CHARLES A. MORRIS, Managing Director of the Manager.

GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company.

EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.

JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.

R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

ROBERT  W.  SMITH,   Managing  Director  of  the  Manager;   Vice  President  of
Price-Fleming.

WILLIAM J. STROMBERG, Managing Director of the Manager.

RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

WELLINGTON MANAGEMENT COMPANY, LLP

Information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Wellington Management Company, LLP, is incorporated herein by reference to Item 26 of Form N1-A filed with Security Equity Fund's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

BANKERS TRUST COMPANY

Information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner or Bankers Trust Company is incorporated herein by reference to Item 26 of Form N1-A filed with Security Equity Fund's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Security Equity Fund
    Security Ultra Fund
    Security Income Fund
    Security Growth & Income Fund
    Security Municipal Bond Fund
    Variflex Separate Account (Variflex)
    Variflex Separate Account (Variflex ES)
    Varilife Variable Annuity Account
    Security Varilife Separate Account
    SBL Variable Annuity Account VIII (Variflex LS)
    SBL Variable Annuity Account VIII (Variflex Signature)
    SBL Variable Annuity Account VIII (Variflex Extra Credit)
    Parkstone Variable Annuity Account
    Variable Annuity Account X
    Variable Annuity Account XI

(b)        (1)                     (2)                       (3)
    NAME AND PRINCIPAL     POSITION AND OFFICES      POSITION AND OFFICES
    BUSINESS ADDRESS*      WITH UNDERWRITER          WITH REGISTRANT
    ----------------       -------------------       ------------------
    Greg J. Garvin         President                 None
    John D. Cleland        Vice President            Chairman of the Board
                             and Director              and Director
    Richard K Ryan         Director                  None
    James R. Schmank       Director                  Vice President and Director
    Mark Young             Director                  None
    Amy J. Lee             Secretary                 Secretary
    Brenda M. Harwood      Treasurer and Director    Treasurer

    *700 Harrison, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Meridian Investment Management Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; and Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Records relating to the duties of the Registrant's custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245 and State Street Bank & Trust Company, 225 Franklin, Boston, Massachusetts 02110.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on this 25th day of April, 2000.

                                                         SBL FUND
                                                        (The Fund)

                                        By:           JOHN D. CLELAND
                                           -------------------------------------
                                                 John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                        Date:          April 25, 2000
                                             -----------------------------------

DONALD A. CHUBB, JR.             Director
--------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                  President and Director
--------------------------------
John D. Cleland

PENNY A. LUMPKIN                 Director
--------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.              Director
--------------------------------
Mark L. Morris, Jr.

JAMES R. SCHMANK                 Director
--------------------------------
James R. Schmank

MAYNARD OLIVERIUS                Director
--------------------------------
Maynard Oliverius

BRENDA M. HARWOOD                Treasurer (Principal Financial Officer)
--------------------------------
Brenda M. Harwood